UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-06136

HOMESTEAD FUNDS, INC.

(Exact name of registrant as specified in charter)

4301 Wilson Boulevard

Arlington, VA 22203

(Address of principal executive office – Zip code)

Kelly Whetstone, Esq.

Homestead Funds, Inc.

4301 Wilson Boulevard

Arlington, VA 22203

(Name and address of agent for service)

Copies to:

Bibb L. Strench, Esq.

Seward & Kissel LLP

901 K Street, NW

Washington, DC 20001

(Name and addresses of agent for service)

Registrant’s telephone number, including area code: (703) 907-5953

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Item 1. Reports to Stockholders.

4301 WILSON BOULEVARD

ARLINGTON, VA 22203-1860

1-800-258-3030

www.homesteadfunds.com

January 16, 2014

Dear Shareholder:

Stocks in the U.S. reached record levels in 2013, as measured by all three of the broad market indexes (the Dow Jones Industrials Average, The Standard & Poor’s 500 and the Nasdaq Composite). The strong advance continued through December, when stocks moved even higher on news the Federal Reserve will begin reducing its bond purchases in 2014 as the economy continues to strengthen. The year just ended was the best year for the S&P 500 since 1997.

For the one-year period, all Homestead equity funds posted double-digit gains and three of our four actively managed equity funds beat their benchmarks. Homestead’s Short-Term Bond Fund also posted a positive and above-benchmark annual return. The Short-Term Government Securities Fund turned in a slightly negative return and lagged its benchmark.

The domestic economy gained momentum, with third quarter GDP growing at an annualized rate of 4.1% and marking a fifth year of expansion. Labor market conditions also improved. The unemployment rate dropped to 6.7% in December. But labor force participation is still low and there are high numbers of long-term unemployed — suggesting that the economy’s good news is not being broadly experienced.

The Federal Reserve continued to provide a high level of liquidity to the markets. Following much investor uncertainty as to when the Fed would begin to unwind some of the stimulus, in December, the Fed’s Open Market Committee announced that it would begin to scale back its aggressive asset purchase program in 2014. Minutes from the December meeting confirm that the Committee anticipates no change in its highly accommodative monetary policy and expects to maintain very low targets for interest rates.

With bond yields at historic lows and equity indexes at historic highs, we view 2014 as a post-crisis transitional year where we expect to see a normalization of GDP growth and a move towards normalization of interest rates. It would be reasonable to anticipate a higher level of volatility as the markets adjust to a changing macro-economic backdrop, but this is a positive long-term change. For example...

•	Corporate profits have been rising during the recovery, leaving healthy balance sheets with high levels of cash. As the economy gains strength, it should give businesses the long-term confidence they need to use some of this capital to expand their workforces.

(continued)

•	Stocks in these last two ebullient years have been judged more on technical factors — momentum and trend — and less on intrinsic worth — balance sheet health and profitability. Old-school value investors (describing most Homestead Funds portfolio managers) welcome a renewed focus on fundamentals.

•	Paltry yields on money market and other short-term debt instruments have provided almost no incentive to invest in conservative assets. Savers and many retirees who do not have the appetite for stocks and other riskier investments will be glad for higher rates.

What should individual investors be doing? Our constant guidance for investors is to be mindful of your tolerance for risk, invest in an appropriately diversified portfolio and rebalance periodically to keep your investment mix aligned with your goals. The stock market’s strong two-year advance likely means you are more heavily invested in stocks than at the start of 2012. If you have not already done so, now may be a good time to take a look at your asset allocations and reset them to your target levels.

The Homestead Funds client services team would be happy to talk with you about your goals and current investment program. Give us a call at 1-800-258-3030.

Sincerely,

Peter R. Morris

Past performance does not guarantee future results. Investments in fixed-income funds are subject to interest rate, credit and inflation risk. Equity funds, in general, are subject to style risk, the chance that returns on stocks within the style category in which the fund invests will trail returns of stocks representing other styles or the market overall.

The views expressed in this market commentary are those of the individual as of the date noted above and may have changed since that date. The opinions stated may contain forward-looking statements and may discuss the impact of domestic and foreign markets, industry and economic trends and governmental regulations of the funds and their holdings. Such statements are subject to uncertainty, and the impact on the funds might be materially different from what is described here.

RE Investment Corporation, Distributor. 02/2014

Daily Income Fund (HDIXX)

Short-Term Government Securities Fund (HOSGX)

Short-Term Bond Fund (HOSBX)

Stock Index Fund (HSTIX)

Value Fund (HOVLX)

Growth Fund (HNASX)

Small-Company Stock Fund (HSCSX)

International Value Fund (HISIX)

DECEMBER 31,

2013

annual report

The investment commentaries on the following pages were prepared for each fund by its portfolio manager. The views expressed are those of the portfolio manager for each fund as of December 31, 2013, and may have changed since that date. The opinions stated may contain forward-looking statements and may discuss the impact of domestic and foreign markets, industry and economic trends and governmental regulations of the funds and their holdings. Such statements are subject to uncertainty, and the impact on the funds might be materially different from what is described here.

PERFORMANCE EVALUATION PREPARED BY THE FUND’S

INVESTMENT ADVISER, RE ADVISERS CORPORATION

Daily Income Fund

FUND PERFORMANCE

The Daily Income Fund earned a total return of 0.01% for 2013. The seven-day effective annualized yield was 0.01% at December 31, 2013, unchanged from a year earlier. Interest income for the Fund is netted against operating expenses. With interest income at historic lows, RE Advisers continues to waive fees and/or reimburse expenses to assist the Fund in maintaining a positive yield. As long as the Federal Reserve (Fed) continues to maintain a federal funds rate close to zero, the Daily Income Fund will continue to earn very little interest income.

MARKET CONDITIONS

During 2013, the Fed continued its policy of historically low short-term interest rates, which was initially established in December 2008 with the goal of stimulating economic activity. The Fed held the target rate for the federal funds rate between 0.0% and 0.25% for the fifth full calendar year. As a result, short-term money market interest rates remained very low throughout the year.

The Fed bases its policies on measures of economic growth and inflation. Economic growth, as measured by GDP, was 1.8% in the first quarter of 2013, 2.5% in the second quarter and 4.1% in the third quarter. The unemployment rate began the year at 7.9% and declined to 6.7% in December. Inflation remained subdued throughout the year, and corporate cash balances remained high.

As the year began, the Fed continued its actions to support the economy by purchasing mortgage-backed and longer-term Treasury securities at a rate of approximately $85 billion per month. Guidance from the Federal Open Market Committee (FOMC), the Fed’s policy-making group, continued to indicate that short-term interest rates would remain exceptionally low until the unemployment rate declined to 6.5%—so long as inflation and inflation expectations remained in check. In May 2013, the FOMC observed that the economy was expanding at a moderate pace and noted improvements in the labor market. The Committee began to suggest that it may consider tapering, or reducing, the amount of monthly mortgage and Treasury purchases due to improvements in the economy.

At its meeting in December, the FOMC announced that it would begin tapering asset purchases by $10 billion per month starting in January 2014. Furthermore, the Committee indicated its expectation to continue to taper asset purchases, should expected improvements in the labor markets materialize, and to take a measured approach in scaling back its bond-buying program. However, the FOMC also indicated that based on its assessment of various economic factors the targeted range for the federal funds rate would be maintained at a low level well-past the time that the unemployment rate declines below 6.5%.

OUTLOOK

Going into 2014, the economy appears to have finally gathered steam. Growth in GDP eclipsed 4.0% in the third quarter of 2013, and fourth quarter 2013 measures are expected to show continued strength. The economy cruised through the government shut-down without a measurable impact, the fiscal picture is improving with some restraint in spending, and employment growth is increasing. As confidence returns, a self-sustaining, more normal recovery appears to be closer than at any time in the past five years.

Investors in the Daily Income Fund can anticipate a stable share price but little investment return until the Fed shifts from an accommodative to a neutral policy stance and credit demand increases.

2	Performance Evaluation

Daily Income Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
periods ended 12/31/13

Daily Income Fund	0.01%	0.07%	1.45%

The returns quoted in the above table represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment may be worth more or less than its original cost. An investment in the Daily Income Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. While the Daily Income Fund seeks to maintain a constant $1.00 per share price, it is possible to lose money investing in the Fund. The Daily Income Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

YIELD

Annualized 7-day effective yield quoted 12/31/13			0.01%

SECURITY DIVERSIFICATION		on 12/31/12	on 12/31/13
(% of total investments)

Commercial paper		59.3%	73.0%
U.S. Government obligations		21.0%	17.2%
Corporate bonds		10.1%	0.7%
Short-term and other assets		9.6%	9.1%
Total		100.0%	100.0%

MATURITY		on 12/31/12	on 12/31/13

Average Weighted Maturity		46 days	43 days

Performance Evaluation	3

PERFORMANCE EVALUATION PREPARED BY THE FUND’S

INVESTMENT ADVISER, RE ADVISERS CORPORATION

Short-Term Government Securities and Short-Term Bond Funds

FUND PERFORMANCE

The Short-Term Government Securities Fund returned -0.72% for 2013 compared to the benchmark’s return of -0.19%. While the asset-backed sector made a positive contribution to Fund performance, its effect was limited given its small size relative to other sectors in the Fund. The large cash position was the second best sector performer but was still a drag on results relative to the Index. The weakest sector was the corporate sector due to its heavy exposure to export-import bank guaranteed aircraft and equipment financing issues. These issues tend to be longer maturity securities that were especially hard hit by the fall in the five-year Treasury note whose yield rose more than 100 basis points in 2013.

The Short-Term Bond Fund returned 1.64% in 2013 compared to the benchmark’s return of 0.32%. Most of the Fund’s sectors helped to boost performance. The asset-backed sector was a strong performer and the mortgage-backed sector had very strong relative and absolute performance. The weakest relative performing sector was municipals, which suffered in general not only from rising rates but also from the negative publicity surrounding the Detroit, Michigan bankruptcy filing in July and the media’s subsequent focus on Puerto Rico’s financial condition. Please note a few things about the Fund’s Puerto Rico positions, namely 1) the Fund had no positions previous to the onslaught of negative stories 2) the Fund owns only insured paper guaranteed by a strongly capitalized financial entity and bonds backed by a dedicated revenue stream to meet debt service requirements and 3) the positions in total were an absolute positive contributor to performance in 2013.

MARKET CONDITIONS

The bond market entered 2013 with the expectation of modest economic growth, low inflation and a continuation of the Federal Reserve’s zero interest policy and bond buying programs (known as Quantitative Easing). While the economy’s growth rate was indeed modest and market supportive, inflation as measured by the Consumer Price Index (CPI) was weaker than expected. This suggested that a reduction in the Fed’s highly stimulative monetary policy was extremely unlikely, particularly given the still elevated unemployment rate, which in 2013 remained over the 6.5% threshold necessary to even begin discussing hiking short-term interest rates. Although the domestic auto and housing markets continued their post-financial crisis rebounds, other concerns continued to support the market, including, but not limited to, Europe’s recession, fears of slower Chinese growth, Japanese monetary stimulus and ongoing political dysfunctions in Washington. While U.S. Treasury yields declined modestly and reached their low for the year in early May, the market was then hit with a one-two punch: first with the release of the April 30/May 1 Federal Open Market Committee (FOMC) minutes, in which the bond market interpreted that a potential reduction in Fed bond buying was likely, and second by Ben Bernanke’s press conference following the June 19 FOMC meeting, where a fairly specific timetable for reducing bond purchases (“tapering”) was laid out. Treasury yields rose sharply and didn’t reach a peak for the year until early September. The market expected the Fed to announce the first taper after the September 18 FOMC meeting but was caught off guard once again as the Fed delayed the decision to begin tapering. The pause was due, at least in part, to a tightening in financial market conditions, which was primarily due to tapering talk in the first place. Yields then declined into October as market hysteria over raising the debt ceiling resulted in multiple casualties including a marked fall in consumer sentiment and several large money market funds dumping U.S. Treasury bills. Once the debt ceiling crisis passed the market started to focus once again on tapering worries, which came to fruition on December 18 following the FOMC meeting and the Committee’s announcement that tapering would begin in January 2014. Yields ended the year noticeably higher than their October interim lows.

GDP expanded a rather modest 2.0% in the year ended September 30, 2013, as compared to 3.1% in the year earlier period. This growth helped generate an average of 187,000 job gains per month in 2013, which is slightly below the 194,000 average in 2012. This still leaves total employment nearly 1.2 million below the January 2008 peak. The December unemployment rate declined to 6.7% from 7.9% a year earlier as job gains and labor force participation rate loses combined to substantially lower the rate. The broader U-6 unemployment rate fell from 14.4% to 13.1% during the same time period. The Consumer Price Index (CPI) rose at a 1.2% rate for the year ended November 30, 2013, as compared to 1.8% in the year earlier period while the Core CPI (excludes the volatile food and energy sectors) rose 1.7% and 1.9%, respectively, for the same time periods.

The ISM Manufacturing Index averaged 53.9 in 2013 as compared to 51.7 in 2012. Confirming this growth is Industrial Production which rose 3.2% for the year ended November 30, 2013, and now stands at an all-time high after exceeding the level of the previous peak seen in December 2007. U.S. auto sales averaged 15.5 million in 2013 as compared to 14.4 million in 2012. Total retail sales rose 4.1% in 2013 as compared to a 5.2% in 2012. Housing starts averaged 918,000 for the year ended November 30, 2013, as compared to 755,000 in the year earlier period while existing home sales averaged 5.1 million and 4.6 million, respectively, for the same

4	Performance Evaluation

time period. The University of Michigan Consumer Confidence Sentiment Index averaged 79.2 in 2013 as compared to 76.5 in 2012.

The FOMC continues to maintain its federal funds rate target in a range of 0.00% to 0.25%. At the December FOMC meeting, the Fed announced a measured reduction in its Asset Purchase Program (QE3) by forecasting that starting in January 2014 it will lower its monthly purchases by $10 billion and will likely reduce bond purchases further in measured steps assuming labor markets continue to improve and inflation starts to trend in the other direction and towards the FOMC’s 2.0% longer-run goal. The FOMC now anticipates that the federal funds rate will be held in the current range well past the time the unemployment rate declines below 6.5%.

OUTLOOK

The Federal Reserve is forecasting 3.0% GDP growth for 2014 along with a drop in the unemployment rate below the 6.5% threshold. While the Fed has generally been too optimistic in forecasting economic growth, this time it is likely they may actually be surprised on the upside. On the domestic front, the interest sensitive sectors—autos and housing—should remain firm while continued job gains should keep consumer sentiment rising and wallets open. On the business front, recent stock market strength—notwithstanding the early 2014 hiccup—seems to be confirming an underlying strength to the economy and a capital spending boom seems overdue. The fiscal drag from Washington has pretty much passed, and it is likely that China and Japan will support world growth while Europe looks like it may be finally coming out of the woods. Eurozone currency members saw November Industrial Production rise at the fastest pace in 3  1/2 years and November retail sales rose at the fastest pace on record. It may not be a coincidence that Greece was the best performing bond market in 2013.

The Fed learned in the spring and summer of 2013 that market perception is everything as the mere mention of reducing bond purchases led to a violent bond market reaction, which was followed by repeated Fed speakers denying that tapering had anything to do with a tighter monetary policy. This market reaction likely played a major role in the Fed not tapering in September as more time was needed to prepare the markets for the event itself, and by extending the forward guidance on zero short-term rates the Fed is attempting to limit the damage to the bond market. As the Fed’s balance sheet has grown ever larger, the FOMC hawks have noted that benefits such as lower interest rates, more accommodative financial conditions and a stronger economy may be more than offset by asset bubbles, looser loan covenants and just the sheer difficulty of unwinding such a gargantuan amount of assets without major market disruptions.

While the Fed can argue all they want that tapering is not tightening, one of the primary reasons asset purchases were made was because the Fed could not push the federal funds rate below 0%; hence to be more accommodative, the Fed’s balance sheet was greatly expanded above normal levels. As the growth rate of purchases slows and, ultimately, as the balance sheet starts to shrink, the Fed becomes less accommodative by definition. Tapering is the first step in what is likely to be a very long process in the eventual normalization of interest rates.

The Fed will likely continue to anchor the fed funds rate at 0% for the foreseeable future and, as a result, interest rates can only rise so far even with Fed tapering about to start. At this moment in time the first rate hike looks like a late 2015 probability, and as calendar year 2014 progresses, this 2015 event may start to affect investor psychology, particularly if the Fed adheres to the market’s perceived pace of tapering which is a $10 billion reduction in asset purchases per FOMC meeting in 2014. Given this somewhat limited market upside and tight credit spreads, we anticipate continuing to maintain excess liquidity in the Funds until more attractive investment opportunities present themselves.

Performance Evaluation	5

Short-Term Government Securities Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
periods ended 12/31/13

Short-Term Government Securities Fund	-0.72%	1.64%	2.53%
BofA Merrill Lynch 1-5 Year U.S. Treasury Index	-0.19%	1.57%	3.09%

SECURITY DIVERSIFICATION		on 12/31/12	on 12/31/13
(% of total investments)

Government-guaranteed agencies		57.7%	50.6%
Corporate bonds		11.6%	15.3%
U.S. Treasuries		9.2%	6.5%
Municipal bonds		2.8%	5.7%
Mortgage-backed securities		3.8%	3.5%
Asset-backed securities		1.2%	0.5%
Short-term and other assets		13.7%	17.9%
Total		100.0%	100.0%

MATURITY		on 12/31/12	on 12/31/13

Average Weighted Maturity		2.85 years	2.94 years

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the BofA Merrill Lynch 1-5 Year U.S. Treasury Index made on December 31, 2003.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Short-Term Government Securities Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

6	Performance Evaluation

Short-Term Bond Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
periods ended 12/31/13

Short-Term Bond Fund	1.64%	5.91%	3.86%
BofA Merrill Lynch 1-5 Year Corp./Gov. Index	0.32%	2.98%	3.41%

SECURITY DIVERSIFICATION		on 12/31/12	on 12/31/13
(% of total investments)

Municipal bonds		17.9%	24.7%
Corporate bonds		22.0%	18.9%
Asset-backed securities		14.7%	16.2%
Yankee bonds		17.9%	13.2%
Mortgage-backed securities		7.2%	4.7%
U.S. Government obligations		3.3%	3.6%
Short-term and other assets		17.0%	18.7%
Total		100.0%	100.0%

MATURITY		on 12/31/12	on 12/31/13

Average Weighted Maturity		2.86 years	2.81 years

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the BofA Merrill Lynch 1-5 Year Corp./Gov. Index made on December 31, 2003.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Short-Term Bond Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

Performance Evaluation	7

PERFORMANCE EVALUATION PREPARED BY THE FUND’S

INVESTMENT ADVISER, BLACKROCK FUND ADVISORS

Stock Index Fund

INDEX AND FUND PERFORMANCE

For the 12 months ended December 31, 2013, the U.S. large cap market metric and the Fund’s benchmark, the Standard & Poor’s (S&P) 500® Stock Index, advanced 32.39%. The S&P 500® Index is a market capitalization-weighted index composed of 500 common stocks issued by large-capitalization companies in a wide range of industries. The stocks included in the index collectively represent a substantial portion of all common stocks publicly traded in the United States. The Stock Index Fund advanced 31.72% for the year, tracking the Index by design and lagging a bit due to deductions for Fund fees and costs. The Index is not managed and does not incur any fees; it is not possible to invest directly in the Index.

From a sector perspective, the consumer-driven areas of the S&P 500® Index were strong performers in 2013. Consumer discretionary stocks (+43.08%) generated stellar returns, as did health care (+41.46%), industrials (+40.68%) and financials (+35.63%). Significant gains also came from the information technology sector (+28.43%), consumer staples (+26.14%), materials (+25.60%) and energy (+25.07%). Even the relatively weaker sectors posted large returns, including utilities (+13.21%) and telecommunication services (+11.47%).

During the 12-month period, as changes were made to the composition of the S&P 500® Index, the Master Portfolio in which the Fund invests purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

MARKET CONDITIONS

U.S. equity markets began 2013 with a powerful relief rally after the United States averted the worst of its potential fiscal crisis with a last-minute tax deal. The rally softened in February, however, as economic momentum slowed. Later in the first quarter, a stalemate presidential election in Italy and a severe banking crisis in Cyprus reminded investors that political and financial instability in Europe continued to pose risks. The ascent of equities persevered as increased global liquidity kept interest rates low and investors turned to riskier asset classes in search of yield.

As the year progressed, the direction of stock markets became increasingly dominated by speculation around the future of monetary policy. Sluggish U.S. growth, ironically, was often conducive to positive stock market performance as weak economic data reinforced investors’ expectations that the U.S. Federal Reserve would maintain its accommodative stance. Additionally, the modest pace of economic growth bode well for corporate profit margins as the U.S. recovery was strong enough to support revenues while nearly stagnant wage growth kept costs low.

After peaking in late May, stock markets recoiled when Fed Chairman Bernanke mentioned the possibility of gradually reducing (or “tapering”) monetary stimulus before the end of 2013. Volatility picked up considerably as many investors misinterpreted the Fed’s remarks as signaling the end of low short-term interest rates. However, equities staged a swift mid-summer rebound when the Fed’s tone turned more dovish. Later in the third quarter, mixed economic data drove high volatility as it made investors increasingly anxious about when and how much the Fed would scale back on its monthly asset purchase program. Also concerning was the escalation of the revolution in Egypt and the civil war in Syria, events that fueled higher oil prices, an additional headwind for global growth.

September brought another sharp rally as the Fed defied market expectations with its decision to delay tapering its asset purchases. On the geopolitical front, the turmoil in Egypt and Syria subsided and the re-election of Angela Merkel as Chancellor of Germany was welcomed as a continuation of the status quo. The equity market advance was interrupted again in late September when the U.S. teetered on breaching the national debt ceiling and political brinksmanship led to a partial government shutdown. The rally quickly resumed in mid-October when politicians engineered a compromise to reopen the government and extend the debt ceiling until early 2014.

As economic indicators improved later in the fall, investors grappled with rising uncertainty around the timing of the anticipated Fed taper. This anxiety was ultimately relieved when the central bank announced the commencement of tapering in mid-December. Investors reacted positively to this policy move as it signaled the Fed’s perception of real improvement in U.S. growth. Sentiment was also buoyed by the extension of the Fed’s expected time horizon for maintaining low short-term interest rates.

8	Performance Evaluation

Stock Index Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
periods ended 12/31/13

Stock Index Fund	31.72%	17.33%	6.79%
Standard & Poor’s 500 Stock Index	32.39%	17.94%	7.41%

INDUSTRY DIVERSIFICATION	% of Total Long-Term Investments at 12/31/13*		% of Total Long-Term Investments at 12/31/13*
Information technology	18.6%	Energy	10.3%
Financials	16.2%	Consumer staples	9.8%
Health care	13.0%	Materials	3.5%
Consumer discretionary	12.5%	Utilities	2.9%
Industrials	10.9%	Telecommunication services	2.3%
Total			100.0%

TOP TEN EQUITY HOLDINGS	% of Total Long-Term Investments at 12/31/13*		% of Total Long-Term Investments at 12/31/13*

Apple, Inc.	3.1%	Johnson & Johnson	1.6%
Exxon Mobil Corp.	2.7%	Chevron Corp.	1.5%
Google, Inc. (Class A)	1.9%	Procter & Gamble Co. (The)	1.3%
Microsoft Corp.	1.7%	JPMorgan Chase & Co.	1.3%
General Electric Co.	1.7%	Wells Fargo & Co.	1.3%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Standard & Poor's 500 Stock Index made on December 31, 2003.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Stock Index Fund's average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

*Holdings information is for the S&P 500 Stock Master Portfolio, managed by BlackRock Fund Advisors, the Portfolio in which the Stock Index Fund invests all of its investable assets. Please refer to the Appendix for the complete semi-annual report of the S&P 500 Stock Master Portfolio.

Performance Evaluation	9

PERFORMANCE EVALUATION PREPARED BY THE FUND’S

INVESTMENT ADVISER, RE ADVISERS CORPORATION

Value Fund

FUND PERFORMANCE

The Value Fund increased 35.74% for 2013 and its benchmark index, the unmanaged Standard & Poor’s 500® Stock Index, increased 32.39%. The Fund’s outperformance relative to the Index was due primarily to the performance of its health care, industrials and information technology sector holdings.

PORTFOLIO REVIEW

The Fund held a significantly greater percentage of its assets in health care related stocks compared with the overall Index. The positive effects of the Fund’s overweighted position in the health care sector were slightly reduced by stock selection within the sector. Bristol-Myers Squibb was the largest stock holding in the Fund and also made the greatest contribution to the Fund’s return. AbbVie, Inc. was also a meaningful contributor to the Fund’s health care results for 2013.

The Fund also benefited from its overweighted position in the industrials sector. Stock selection within this sector was favorable as the Fund’s industrial positions appreciated more than their Index counterparts and well outpaced the Index’s return. Parker Hannifin Corp., Honeywell International, Inc. and Southwest Airlines Company were significant contributors.

The Fund’s information technology holdings rebounded from a tough 2012 and delivered significantly positive returns in 2013. The Fund held a slightly underweight position in the information technology sector compared with the overall Index; however stock selection was positive for performance as the Fund’s information technology holdings appreciated more than the Index’s sector holdings and more than the Index overall. Within information technology, Hewlett-Packard, Leidos Holdings and TE Connectivity were the stocks that made the greatest contributions.

While a modestly positive contributor to absolute returns, the Fund’s consumer discretionary positions detracted from relative results, due to the performance of positions in Cooper Tire & Rubber Company and Dillard’s, Inc.

This was a strong and broad-based bull market. Only two of the stocks in the portfolio depreciated, and all of the sector positions (except cash) contributed positively to the Fund’s return.

ADT Limited and Pentair were eliminated from the Fund’s portfolio and the proceeds deployed into other stocks. Dell Inc. was taken private when it was acquired by a consortium led by the founder Michael Dell.

OUTLOOK

The general consensus now appears to be that U.S. GDP growth will be about 2% for 2013 and gradually reach 3% in the second half of 2014. The reasons for this come from strengthening manufacturing and capital equipment data for November 2013 and many good initial signs for December 2013 growth as well. The labor market seems to be slowly improving and housing continues its long grinding recovery. Though uncertainty remains regarding tax policy, general regulation and the unknown impact of the Affordable Care Act, the recent clarifications and decisions regarding financial regulation have perhaps generated a perception that the resulting statutes will not be as onerous as once feared, and that has provided some general optimism.

Recent commentary by the Federal Reserve concerning backing away from Quantitative Easing has been taken pretty much in stride more recently, but that may in part be due to more ebullience surrounding the economic outlook for 2014. That should be construed as positive and a sign for confidence in the overall economy.

The last five years of an uncertain fiscal and economic environment led to corporate management decisions, on the margin, to return a greater portion of capital to shareholders via stock repurchases and dividends. While there are no guarantees, it is possible that 2014 may prove to be a pivotal or transition year for capital deployment. During the last several years, return of capital in the form of stock repurchases and dividend payments has been a rewarding use of cash for companies and their shareholders. Going forward, an accelerating economy will call for more capital to be deployed in assets and employees to generate returns. We are on the lookout for these investment opportunities.

In this environment, as well as others, we continue to search for companies with strong earnings potential and healthy balance sheets that are trading at attractive valuations.

10	Performance Evaluation

Value Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
periods ended 12/31/13

Value Fund	35.74%	17.55%	8.25%
Standard & Poor’s 500 Stock Index	32.39%	17.94%	7.41%

INDUSTRY DIVERSIFICATION	% of Total Investment at 12/31/13		% of Total Investment at 12/31/13

Health care	21.1%	Consumer discretionary	6.7%
Industrials	20.1%	Materials	6.1%
Energy	14.7%	Consumer staples	4.2%
Information technology	13.1%	Short-term and other assets	4.8%
Financials	9.2%
Total			100.0%

TOP TEN EQUITY HOLDINGS	% of Total Investment at 12/31/13		% of Total Investment at 12/31/13

Bristol-Myers Squibb Co.	5.2%	General Electric Co.	3.6%
Pfizer Inc.	4.2%	Cisco Systems, Inc.	3.5%
Parker-Hannifin Corp.	3.9%	Genuine Parts Co.	3.2%
Dow Chemical Co. (The)	3.9%	Avery Dennison Corp.	3.2%
Intel Corp.	3.6%	JPMorgan Chase & Co.	3.2%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Standard & Poor’s 500 Stock Index made on December 31, 2003.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Value Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

Performance Evaluation	11

PERFORMANCE EVALUATION PREPARED BY THE FUND’S

SUBADVISER, T. ROWE PRICE ASSOCIATES

Growth Fund

PERFORMANCE

The Homestead Growth Fund posted a robust 43.40% gain for the 12-month period and significantly outperformed the Russell 1000 Growth Index, which returned 33.48%. Stock selection contributed the most to performance relative to the Index, especially in the consumer discretionary, health care and information technology sectors. Sector allocation also added to relative performance. An underweight position in consumer staples and overweight positions in consumer discretionary and health care were beneficial.

PORTFOLIO REVIEW

The consumer discretionary sector contributed the most to the portfolio’s performance relative to the Index. Stock selection, especially Internet and catalog retail names, and an overweight position in the sector aided results. Netflix and priceline.com were among the portfolio’s top contributors within the sector. Continued subscription growth, improving brand perception and lack of strong competition drove shares of Netflix higher. The company also has been expanding internationally and its original content has seen growing popularity. Online travel company priceline.com benefited from consumers’ increased travel-related spending, particularly on rental cars. The company continues to take market share from other online travel companies, aided by its smartphone apps, which frequent travelers find particularly helpful.

Health care was also an area of outperformance for the portfolio, driven by Gilead Sciences and Valeant Pharmaceuticals International. Gilead Sciences continues to perform well, driven by its widely prescribed HIV treatments. The company is also making progress in oncology. Its treatment for certain types of cancer has shown positive results during early trials. Investors viewed the acquisition of Bausch & Lomb by Valeant Pharmaceuticals in May favorably. The acquisition expands the company’s offerings into the eye health market.

Google drove results in the information technology sector. The company benefited from the popularity of smartphones running on its Android operating system and higher advertising sales volume in both the traditional and mobile marketplace.

The portfolio’s telecommunication services sector underperformed over the past 12 months, mainly due to stock selection. Crown Castle International was a notable detractor. The company, along with other wireless communication tower companies and real estate investment trusts, was affected by rising interest rates, as investors tend to seek securities with a lower risk profile when the yield is comparable.

Two chemical companies—Praxair and Sherwin-Williams—weighed on results versus the Index in the materials sector. The share prices of both companies were up over 20% for the year, but lagged the performance of the broader sector. Currency exchange headwinds buffeted Praxair, as the company generates over half of its sales outside of the U.S., notably in Brazil, Europe and Canada. Sherwin-Williams was affected after Mexican regulators twice denied its acquisition of Comex Mexico. In addition, the company lost a lead paint litigation case in California.

OUTLOOK

We seek to invest in large-cap growth companies that, in our view, are well established in their industries and have the potential for above-average earnings growth. We focus on companies with leading market positions, seasoned management and strong financial fundamentals. Our investment approach reflects our belief that solid company fundamentals (with emphasis on strong growth in earnings per share or operating cash flow), combined with a positive industry outlook, ultimately will reward investors with strong investment performance.

Equities were driven higher in 2013 as investors moved out of safer assets and into riskier areas of the market. We see a continuation of this trend as we move into 2014, although on a more moderate scale. We are generally optimistic about the environment for equities for several reasons. First, global economic growth should pick up, with Europe appearing to be on track to follow the U.S. trajectory. Second, stock valuations remain attractive overall despite last year’s strong performance. Third, inflation remains under control. As long as interest rates do not rise too precipitously in the coming months, we believe large-cap growth stocks can perform well. While a moderate correction in equities is always a possibility, we do not anticipate a significant sell-off, and we believe we are well positioned to participate in the ongoing bull market we envision.

12	Performance Evaluation

Growth Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
periods ended 12/31/13

Growth Fund*	43.40%	23.67%	8.72%
Russell 1000 Growth Index	33.48%	20.39%	7.83%
Standard & Poor’s 500 Stock Index	32.39%	17.94%	7.41%

INDUSTRY DIVERSIFICATION	% of Total Investment at 12/31/13		% of Total Investment at 12/31/13
Information technology	25.9%	Materials	3.9%
Consumer discretionary	23.9%	Energy	3.9%
Health care	16.2%	Consumer staples	3.1%
Industrials	14.5%	Telecommunication services	2.8%
Financials	4.1%	Short-term and other assets	1.7%
Total			100.0%

TOP TEN EQUITY HOLDINGS	% of Total Investment at 12/31/13		% of Total Investment at 12/31/13
Google Inc. (Class A)	5.8%	Crown Castle International Corp.	2.8%
Amazon.com, Inc.	5.2%	Danaher Corp.	2.6%
Gilead Sciences, Inc.	4.2%	Boeing Co. (The)	2.6%
priceline.com, Inc.	3.1%	MasterCard Inc. (Class A)	2.6%
Precision Castparts Corp.	2.8%	McKesson Corp.	2.3%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and its benchmark indices made on December 31, 2003.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Growth Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

*Performance information for the Growth Fund (formerly the Nasdaq-100 Index Tracking StockSM Fund) reflects its previous investment strategy from inception through December 5, 2008, of matching, as closely as possible, before expenses, the performance of the Nasdaq-100 Stock Index.

Performance Evaluation	13

PERFORMANCE EVALUATION PREPARED BY THE FUND’S

INVESTMENT ADVISER, RE ADVISERS CORPORATION

Small-Company Stock Fund

FUND PERFORMANCE

The Fund increased 36.58% in 2013 while its benchmark, the Russell 2000 Index, increased 38.82%. While the market’s advance was strong and broadly based, small-company stocks generally outperformed large-company stocks by a narrow margin, as represented by the major stock market indexes.

PORTFOLIO REVIEW

The Fund’s results were aided largely by the performance of stocks in the financials, materials and energy sectors. Though the Fund’s sector weighting in financials was less than the Index’s, stock selection was favorable as the Fund’s positions appreciated more than the Index’s sector holdings and more than the Index overall. Texas Capital Bancshares and Encore Capital Group, Inc. led the sector.

Materials, led by PolyOne and Westlake Chemical, increased more than the Index’s materials sector and the Index overall.

Stock selection was also favorable for the energy sector. Even though the Fund was underweighted in energy compared with the Index, the Fund’s holdings appreciated substantially more than the Index’s energy sector positions and the overall Index. Cimarex Energy Company was the prime contributor to the Fund’s energy sector results.

Though the Fund’s positions in the industrial, information technology and health care industries appreciated during the year, the Fund’s industrial and information technology holdings did not keep pace with their respective Index sectors and the overall Index, and as such, detracted from results compared to the benchmark. The Fund’s health care holdings had better results than the overall Index, but trailed the Index’s health care sector. The stocks of Werner Enterprises Inc., ManTech International Corporation and STERIS Corporation were among those positions that appreciated but did not keep pace with the overall market.

As it will in any strong equity market, the Fund’s cash position was negative for performance relative to the Index, which has no cash component.

New names added to the Fund during the year included: Texas Capital Bancshares, Inc., a Dallas based bank focused on commercial lending throughout Texas; American Vanguard Corp., a developer and marketer of chemical products for agricultural and commercial use; Francesca’s Holdings Corporation, a retailer of women’s apparel, jewelry, accessories and gifts; BJ’s Restaurants, Inc., an owner of a chain of restaurants featuring a menu of beer, pizza and a variety of grilled items; National Penn Bancshares, Inc., the holding company for Boyertown, PA based National Penn Bank, which provides a variety of commercial and retail banking services; and Myers Industries, Inc., a manufacturer of plastic and rubber products for industrial, automotive, commercial and consumer markets. WhiteWave Foods Company was spun out of Dean Foods Company during the year. WhiteWave Foods Co. produces and markets dairy and dairy alternative products.

OUTLOOK

As 2014 commences, indicators for the economy provide conflicting evidence of an accelerating economy. Recent housing reports and the producer manufacturing index give encouragement; while stuttering employment statistics—though much improved since 2008—call into question whether the economy will break out of its present tepid 2% growth.

The Federal Reserve’s effort to move away from its present easy money policy has resulted in slightly higher interest rates. In spite of the uptick in interest rates, economic forecasts have moved a bit higher recently, with expectations for close to 3% GDP growth by the end of 2014. Unfinished regulations, uncertain fiscal policy and the rough introduction of the Affordable Care Act in 2014 remain for businesses to contend with. Unlike previous Januaries, there seems to be a bit more optimism as we enter the fifth year of the economic recovery.

We appreciate your continued trust and investment.

14	Performance Evaluation

Small-Company Stock Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
periods ended 12/31/13

Small-Company Stock Fund	36.58%	26.14%	11.89%
Russell 2000 Index	38.82%	20.08%	9.07%

INDUSTRY DIVERSIFICATION	% of Total Investment at 12/31/13		% of Total Investment at 12/31/13

Industrials	26.2%	Information technology	8.7%
Financials	14.3%	Health care	2.0%
Consumer discretionary	13.7%	Energy	1.7%
Consumer staples	10.1%	Short-term and other assets	13.8%
Materials	9.5%
Total			100.0%

TOP TEN EQUITY HOLDINGS	% of Total Investment at 12/31/13		% of Total Investment at 12/31/13

iShares Russell 2000 Value ETF	4.8%	Fred’s Inc. (Class A)	3.2%
iShares Core S&P Small-Cap ETF	4.7%	Werner Enterprises, Inc.	3.1%
Applied Industrial Technologies, Inc.	3.6%	Rofin-Sinar Technologies Inc.	3.0%
Texas Capital Bancshares, Inc.	3.6%	ManTech International Corp.	2.9%
Olin Corp.	3.6%	Knight Transportation, Inc.	2.8%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Russell 2000 Index made on December 31, 2003.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Small-Company Stock Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

Performance Evaluation	15

PERFORMANCE EVALUATION PREPARED BY THE FUND’S

SUBADVISER, MERCATOR ASSET MANAGEMENT, L.P.

International Value Fund

FUND PERFORMANCE

For the twelve-month period ending December 31, 2013, the Fund returned 23.44%, outperforming the MSCI EAFE Index, which returned 22.78%.

PORTFOLIO REVIEW

The portfolio continued to benefit from the overweight in continental Europe, especially in financials. Three of our best performers were southern European banks, Intesa Sanpaolo, Banco Popular and Banco Espirito Santo, which were helped by macro-economic and fiscal improvements in Italy, Spain and Portugal. European insurers, Aegon and AXA, which have substantial life insurance businesses, also performed well due to their positive sensitivity to rising long-term interest rates in the U.S. In addition, several of our more cyclically-oriented investments in Europe, such as Saint-Gobain and Cap Gemini in France, Adecco in Switzerland and Daimler in Germany, had strong returns as investors began to anticipate a long-awaited rebound in economic activity.

Lixil, a Japanese stock we began buying in the third quarter, performed well as investors began to appreciate the company’s improved fundamentals following several sizable acquisitions. Mori Seiki, a Japanese machine tool company, was a beneficiary of stronger global growth and further weakness in the yen. Japanese financial stocks also outperformed. Nissan, however, was one of our worst performers, reporting disappointing earnings as a result of depressed emerging market demand and excess capacity.

Emerging markets in general remained weak during the fourth quarter and significantly lagged the developed world for the year. In particular, our investments in Thailand were a drag on performance as political turmoil created uncertainty.

During the fourth quarter, we purchased one new security, Italian-based Generali. We also sold out of three positions during the quarter: Vivendi, Teva Pharmaceutical and Rossi Residencial.

It is worth noting that portfolio turnover in 2013 was about 17%, near the lower end of our historic range. This illustrates our strong conviction regarding our investment positioning. This is true not only with regard to Europe, where we had invested early, but also relative to our export-oriented focus in Japan, our avoidance or minimal exposure to what we believed were overvalued markets such as Australia and Canada, and our relatively low weight in emerging market equities.

OUTLOOK

Following five difficult years for the global economy, we believe we are finally returning to a more normal environment characterized by low yet positive economic growth, low inflation and less volatility.

Within Europe we believe the financial sector still offers value despite the strong performance in 2013. The sector’s rally from distressed levels was largely related to a decline in equity risk premium as investors began to realize that the Eurozone was not going to break apart. Earnings for European banks have yet to recover but as loan quality improves, provisions (amounts set aside to cover estimated credit losses and treated as expenses on company balance sheets) will fall, providing a significant boost to profits. In addition the increase in loan demand that normally coincides with an economic recovery will result in strong revenue growth over the next few years. Valuations remain compelling particularly in Spain, Portugal and Italy with bank stocks in the portfolio trading on average at 70% of book value.

Japan’s economic recovery has surprised many skeptics. Following more than two decades of low or no growth, Japan’s GDP is accelerating on the back of highly stimulative actions from the central bank. We expect quantitative easing to continue through the year and the economy should be further bolstered by Prime Minister Abe’s planned structural reforms. In addition, the weak yen, which lost 25% of its value relative to the dollar in 2013, should continue to provide a tailwind for Japan’s exporters. Although the equity market increased 56% in local currency terms over the past year, earnings more than doubled, resulting in a contraction in price/earnings multiples. As a result the Japanese market still trades at a modest 14 times earnings.

Under the leadership of new premier Xi Jinping, China is attempting to reform the economy to improve its chances of maintaining stable growth. Among the targets for reform are the financial sector, industrial overcapacity, political graft, local government debt and social policies. These reforms may dampen Chinese demand and ultimately world commodity prices, as China is a leading consumer of most industrial commodities.

Thailand has been beset by political instability aimed at replacing the current government. This is nothing new. Over the past 80 years Thailand has had 25 elections, 19 constitutions and 18 coups or attempts, yet the market has always recovered to new highs. We believe that this current period of volatility may be an interesting point to add to our existing positions.

We believe that, with discipline and patience, our actions will continue to pay off. In 2013, we saw our investment style come back into favor as a strong focus on fundamental analysis and valuation was rewarded by the market. We believe the macro backdrop should allow this to continue into 2014, and we are confident that our disciplined approach to stock selection and portfolio management will continue to add value.

16	Performance Evaluation

International Value Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
periods ended 12/31/13

International Value Fund*	23.44%	10.00%	6.67%
MSCI® EAFE® Index	22.78%	12.44%	6.91%

COUNTRY DIVERSIFICATION	% of Total Investment at 12/31/13		% of Total Investment at 12/31/13

Japan	16.6%	Thailand	3.5%
France	12.8%	Hong Kong	3.4%
Switzerland	11.6%	Portugal	2.0%
Britain	11.4%	Denmark	2.0%
Italy	7.0%	Singapore	1.8%
Germany	7.0%	Canada	1.7%
Netherlands	6.4%	China	0.9%
Republic of South Korea	3.7%	Brazil	0.8%
Spain	3.6%	Short-term and other assets	3.8%
Total			100.0%

TOP TEN EQUITY HOLDINGS	% of Total Investment at 12/31/13		% of Total Investment at 12/31/13

AEGON NV	3.8%	AXA SA	2.7%
WPP Group plc	3.0%	Compagnie de Saint-Gobain SA	2.6%
Intesa Sanpaolo SpA	2.9%	BAE Systems plc	2.6%
Daimler AG REG	2.9%	DSM NV	2.5%
MS & AD Insurance Group Holdings, Inc.	2.8%	IBERDROLA SA	2.5%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the MSCI® EAFE® Index made on December 31, 2003. The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The International Value Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

*The performance information for the International Value Fund (formerly the International Stock Index Fund) reflects its investment experience in the State Street MSCI® EAFE® Index Portfolio from inception through October 16, 2005, and in the Vanguard Developed Markets Index Fund from October 17, 2005 to June 9, 2006. Mercator Asset Management, L.P.‘s role as subadvisor began on June 12, 2006.

Performance Evaluation	17

Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Homestead Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at July 1, 2013 and held through December 31, 2013.

ACTUAL EXPENSES

The first line for each Fund in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Individual Retirement Arrangements (IRAs) and Educational Savings Accounts (ESAs) are charged a $15.00 annual custodial fee. The charge is automatically deducted from your account in the fourth quarter of each year or, if you close your account, at the time of redemption. A fee is collected for each IRA or ESA, as distinguished by account type (Traditional IRA,

Roth IRA, or ESA) and Social Security Number. For example, if you have both a Traditional IRA and a Roth IRA account, each would be charged a fee. But only one fee would be collected for each account type, regardless of the number of Funds held by each account type. These fees are not included in the example below. If included, the costs shown would be higher.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each Fund in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the custodial account fee. Therefore, the hypothetical information in the example is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the custodial account fee was included, your costs would have been higher.

18	Expense Example

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[a]	Annualized Expense Ratio for the Six Month Period Ended December 31, 2013
DAILY INCOME FUND
Actual Return	$1,000.00	$1,000.05	$0.45	0.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,025.01	$0.46	0.09%

SHORT-TERM GOVERNMENT SECURITIES FUND
Actual Return	$1,000.00	$999.20	$3.48	0.69%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.92	$3.52	0.69%

SHORT-TERM BOND FUND
Actual Return	$1,000.00	$1,007.32	$3.63	0.72%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.78	$3.66	0.72%

STOCK INDEX FUND[b]
Actual Return	$1,000.00	$1,162.52	$2.87	0.53%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.76	$2.69	0.53%

VALUE FUND
Actual Return	$1,000.00	$1,151.01	$3.28	0.61%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.36	$3.09	0.61%

GROWTH FUND
Actual Return	$1,000.00	$1,274.23	$5.41	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.60	$4.83	0.95%

SMALL-COMPANY STOCK FUND
Actual Return	$1,000.00	$1,182.05	$4.74	0.86%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.03	$4.40	0.86%

INTERNATIONAL VALUE FUND
Actual Return	$1,000.00	$1,200.09	$5.17	0.94%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.66	$4.77	0.94%

a.	The dollar amounts shown as “Expenses Paid During the Period” are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184, then divided by 365.

b.	The Stock Index Fund is a feeder fund that invests substantially all of its assets in a Master Portfolio. The example reflects the expenses of both the feeder fund and the Master Portfolio.

Expense Example	19

Regulatory and Shareholder Matters

PROXY VOTING POLICIES AND PROCEDURES

The policies and procedures used to determine how to vote proxies relating to the Funds’ portfolio securities are available online at homesteadfunds.com and, without charge, upon request by calling 800-258-3030. This information is also available on the Securities and Exchange Commission’s website at sec.gov.

PROXY VOTING RECORD

For the most recent twelve-month period ended June 30, information regarding how proxies relating to portfolio securities were voted on behalf of each of the Funds is available, without charge, upon request by calling 800-258-3030 and on the Securities and Exchange Commission’s website at sec.gov.

QUARTERLY DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Portfolio holdings for the second and fourth quarters of each fiscal year are filed as part of the Funds’ semi-annual and annual reports. The Funds’ Form N-Q, semi-annual and annual reports are available on the Commission’s website at sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The most recent quarterly portfolio holdings and semi-annual and annual report also can be accessed on the Funds’ website at homesteadfunds.com.

BOARD OF DIRECTORS’ CONSIDERATIONS IN APPROVING THE INVESTMENT MANAGEMENT AGREEMENTS

Homestead Funds, Inc. (“Homestead”) and RE Advisers Corporation (“RE Advisers”) have entered into investment management agreements (the “Investment Management Agreements”), pursuant to which RE Advisers is responsible for the day-to-day investment management of the assets of the following series of Homestead: the Daily Income Fund, the Short-Term Bond Fund, the Short-Term Government Securities Fund, the Small-Company Stock Fund and the Value Fund, and for the supervision of the subadvisers to the Growth Fund and the International Value Fund (each series, a “Fund” and, collectively, the “Funds”).

In connection with the renewal of the Investment Management Agreements between each Fund and RE Advisers in 2013, the Funds’ Board of Directors requested, reviewed and considered a wide variety of written materials, presentations and other information, culminating in the Board’s approval of each Investment Management Agreement at its September 19-20, 2013 meeting.

In preparation for this consideration and approval, the Funds’ outside counsel requested that RE Advisers provide the Board written materials including significant information about RE Advisers’ affiliates, personnel and operations. Pursuant to this request, RE Advisers provided, and the Board, including the Independent Directors, considered and discussed, information regarding: (a) the level of the advisory fees that RE Advisers charges a Fund compared with the fees charged to comparable mutual funds; (b) each Fund’s overall fees and operating expenses compared with similar mutual funds; (c) each Fund’s performance compared with similar mutual funds; (d) the investment management and other services RE Advisers provides; (e) RE Advisers’ investment management personnel; (f) RE Advisers’ financial condition; (g) RE Advisers’ brokerage practices (including any soft dollar arrangements); (h) RE Advisers’ profitability; and (i) RE Advisers’ compliance program.

During the meeting, the Directors had an opportunity to discuss this information with officers and other personnel of RE Advisers, including senior executives, representatives from the legal, compliance and finance departments and investment personnel. The Board posed questions to these representatives and engaged in substantive discussions with them concerning the proposed investment process. The Board also reviewed the proposed reapproval of the Investment Management Agreements with representatives of RE Advisers and with legal counsel. RE Advisers’ management stated that there were no differences between the current Investment Management Agreements and the Investment Management Agreements that the Board was being asked to reapprove.

In reaching their determinations relating to the reapproval of the Investment Management Agreements, the Directors, including the Independent Directors, considered all factors they believed relevant, including the factors discussed below. In their deliberations, the Board did not identify any particular information that was all important or controlling, and the Board attributed different weights to the various factors.

In particular, the Board focused on the following:

Nature, Extent and Quality of Services.    The Board reviewed the services provided by RE Advisers, and the Board, including the Independent Directors, found that RE Advisers continued to provide high quality advisory and administrative services to the Funds.

In connection with their consideration of RE Advisers’ services specifically, the Board focused on the favorable attributes of RE Advisers, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used in overseeing subadviser activities with respect to the Growth Fund’s and International Value Fund’s administration, investment management and compliance activities; (iii) highly skilled professionals with a depth of experience; and (iv) a favorable history and reputation. The Board discussed with

20	Regulatory and Shareholder Matters

senior officers of RE Advisers whether there had been any personnel changes made, noting that the investment management staff had experienced no turnover.

Investment Performance of the Funds and the Adviser.    The Board examined the performance information for the Funds provided by RE Advisers. The Board reviewed the average annual total returns for the Funds for the last one, three, five and ten years ended December 31, 2012, and compared the returns to those of the relevant indexes for the same time periods, as well as the comparative returns for the trailing 12 months ending June 30, 2013. The Board also reviewed data sheets issued by Morningstar, Inc. (“Morningstar Reports”), which, among other things, provided performance and expense information related to the Funds for the same periods. The Board compared the performance of each Fund over the same period with funds in the Fund’s peer group, a group of similar-sized funds selected by RE Advisers with the same investment objective.

Daily Income Fund

The Board first reviewed the performance of the Daily Income Fund, noting that the Fund earned a total return of 0.01% for the trailing 12 months ending June 30, 2013, and its seven-day effective annualized yield was 0.01%.

The Board discussed the decline in the Fund’s, as well as almost all money market funds’, performance since 2010 and noted RE Advisers’ explanation that low returns were a direct result of the Federal Reserve’s actions to keep the federal funds rate at historic lows in an effort to shore up the financial markets and prevent a deepening of the economic crisis. The Board further noted that the Fund’s performance was in line with the performance of other money market funds over the relevant periods.

The Board noted that the advisory fees that the Daily Income Fund was contractually obligated to pay to RE Advisers are still voluntarily being waived by RE Advisers to the extent necessary to assist the Fund in attempting to maintain a positive yield. Also, the Board considered the challenges confronted by RE Advisers due to amended Rule 2a-7 of the Investment Company Act of 1940, which, among other things, makes it difficult to partially offset the Fund’s lower returns by lengthening the Fund’s average maturity. The Board noted that the average maturity of the Fund was 44 days on June 30, 2013 and had remained stable over the previous 12-month period.

Short-Term Government Securities Fund

Next, the Board reviewed the performance of the Short-Term Government Securities Fund, noting that the Fund’s total return was 0.19% for the trailing twelve months ending June 30, 2013, and, on an annualized basis, was 1.18% for the 3-year period ending June 30, 2013 and 2.42% for the 5-year period ending June 30, 2013, compared to the return of its benchmark index, the BofA Merrill Lynch 1-5 Year U.S. Treasury Index, which had returns of -0.03%, 1.45% and 2.77% for the same periods.

The Board considered the peer group data provided by RE Advisers, noting that the Fund outperformed in terms of total return each member of the Fund’s peer group for the trailing 12-month, 3-year and 5-year periods ending June 30, 2013. The Board noted several reasons for the Fund’s relative outperformance of its peer group and its strong performance compared to its benchmark index.

Short-Term Bond Fund

Next, the Board reviewed the performance of the Short-Term Bond Fund, noting that the Fund’s total return was 3.25% for the trailing 12 months ending June 30, 2013, and, on an annualized basis, was 3.06% for the 3-year period ending June 30, 2013 and 5.00% for the 5-year period ending June 30, 2013, compared to the return of its benchmark index, the BofA Merrill Lynch 1-5 Year Corp./Govt. Index, which returned 0.72%, 2.06% and 3.38% for the same periods.

The Board considered the peer group data provided by RE Advisers, noting that the Fund outperformed each of the funds in the Fund’s peer group in terms of total return for the 12-month, 3-year and 5-year periods ending June 30, 2013. Additionally, the Board noted the recognition that RE Advisers has received in connection with the relatively strong performance of the Fund. The Board cited the Fund’s favorable write-ups in several publications, which noted the Fund’s strong performance relative to peer funds.

Stock Index Fund

The Board compared the performance of the Stock Index Fund to its benchmark index, noting that the Fund’s total return was 19.96% for the trailing 12 months ending June 30, 2013, and, on an annualized basis, 17.79% for the 3-year period ending June 30, 2013, and 6.42% for the 5-year period ending June 30, 2013, which was comparable to the Standard & Poor’s 500 Stock Index’s returns of 20.60%, 18.45% and 7.01% for the same time periods, indicating an acceptable level of tracking error when factoring in the Fund’s expenses.

The Board considered the fact that the Fund is an index fund designed to match and not outperform the Standard & Poor’s 500 Stock Index.

Value Fund

The Board compared the Value Fund’s performance to its benchmark index, noting that the Fund’s total return was 25.89% for the trailing 12-month period ending June 30, 2013, and, on an annualized basis, 17.86% for the 3-year period ending June 30, 2013, and 7.40% for the 5-year period ending June 30, 2013, while its benchmark indexes, the Russell 1000 Value Index, returned 25.32%, 18.51% and 6.67% and the Standard & Poor’s 500 Stock Index returned 20.60%, 18.45% and 7.01% for the same periods.

The Board considered the peer group data provided by RE Advisers, noting that the Fund outperformed, in terms of total return, all of the funds in the Fund’s peer group for the trailing 12 months ending June 30, 2013, three out of the five peer funds for the 3-year period ending June 30, 2013, and all but one of the five peer funds for the 5-year period ending June 30, 2013. The Board noted the recognition that RE Advisers has received in connection with the relatively strong long-term performance of the Fund.

Regulatory and Shareholder Matters	21

Small-Company Stock Fund

Next, the Board reviewed the strong performance of the Small-Company Stock Fund. The Board compared the Small-Company Stock Fund’s performance to its benchmark index, noting that the Fund’s total return was 26.93% for the trailing 12 months ending June 30, 2013, and, on an annualized basis, was 22.03% for the 3-year period ending June 30, 2013, and 14.27% for the 5-year period ending June 30, 2013, while outperforming the Russell 2000 Index, its benchmark index, which returned 24.21%, 18.67% and 8.77% for the same periods.

The Board considered the peer group data provided by RE Advisers, noting that the Fund outperformed two out of the four funds for the 12-month period ending June 30, 2013, three out of the four funds for the 3-year period ending June 30, 2013, and all of the funds in the Fund’s peer group for the 5-year period ending June 30, 2013. The Board noted the recognition that RE Advisers has received in connection with the relatively strong performance of the Fund. The Board cited the favorable write-ups of the Fund, noting the Fund’s strong performance, in several publications.

Comparative Fees and Expense Ratios.    The Board considered the net total expense ratio, advisory fee comparisons and other information for each Fund provided by RE Advisers against the average expense ratio, advisory fees and other information of the funds in each Fund’s peer group identified. The Board determined that the expense ratio for each equity Fund generally was near the median for its peer group. The Board recognized that the Growth Fund and Small-Company Stock Fund both continued to experience significant growth in terms of net assets in the past year. Despite this asset growth, both Funds remain relatively small in terms of asset size in comparison to the funds in their respective peer groups, and the total fees received by RE Advisers from each Fund continue to be relatively modest. While the management fee and expense ratio for each fixed-income Fund was higher than the median for its peer group, the Board noted each Fund’s small size in terms of assets. As a consequence, the Board found that the total income RE Advisers earns at the current levels of fees at these Funds remains modest.

The Board also discussed the services provided to the Funds by RE Advisers, and the fees charged for those services under the Investment Management Agreements. The Board reviewed information concerning the fee and expense ratios for the Funds, which were for periods ending December 31, 2012, as well as comparative information with respect to similar products.

The Board noted that RE Advisers paid out of its legitimate profits certain shareholder servicing and sub-transfer agency fees charged by various intermediaries in conjunction with the Funds’ participation on those intermediaries’ platforms. While the Funds’ advisory fees had remained stable, the Board determined that the payment of the intermediary fees was not a factor in determining the Funds’ advisory fees. The Board further noted that legitimate profits from advisory fees may be used by advisers to pay certain costs of Funds that could be characterized as distribution-related costs.

Daily Income Fund

The Board noted that the Fund’s advisory fee was 0.50% but that the Fund’s total expense ratio after the fee waiver by RE Advisers was 0.15%. The Board recognized RE Adviser’s substantial financial commitment to waive the Daily Income Fund’s expenses to the extent necessary to maintain a positive yield.

Short-Term Government Securities Fund

The Board noted that the Fund’s net total expense ratio and advisory fee were higher than the median of the expense ratios and advisory fees of the funds in the Fund’s peer group.

Short-Term Bond Fund

The Board noted that the Fund’s net total expense ratio was higher than four of the five funds in the Fund’s peer group and that the advisory fee was the same as one fund in the Fund’s peer group and higher than the other four funds in the Fund’s peer group. The Board recognized that the Fund remains relatively small in terms of assets and that fee breakpoints might be warranted if the Fund were to grow significantly in size.

Stock Index Fund

The Board noted that the Fund’s net total expense ratio and management fee were each at the median of the expense ratios and management fees of the funds in the Fund’s peer group. The Fund’s management fee consists of the administration fee charged by RE Advisers and the fee charged by the adviser of the index portfolio for managing that fund. The Board also noted that the Fund’s expense ratios and advisory fees generally were in-line with those of other index funds, noting that such expenses and fees are generally lower than those of actively-managed funds.

Value Fund

The Board noted that the Fund’s net total expense ratio and advisory fee were lower than the median of the expense ratios and advisory fees of the funds in the Fund’s peer group.

Growth Fund

The Board noted that the Fund’s net total expense ratio and advisory fee were lower than the median of the expense ratios and advisory fees of the funds in Fund’s peer group. The Board also considered RE Advisers’ agreement to contractually limit fees and reimburse expenses to the extent necessary to keep the Growth Fund’s total annual operating expenses from exceeding 0.95% of the Fund’s average daily net assets until at least April 30, 2014.

Small-Company Stock Fund

The Board noted that the Fund’s net total expense ratio and advisory fee were at the median of the expense ratios and advisory fees of the funds in the Fund’s peer group.

International Value Fund

The Board noted that the Fund’s net total expense ratio and advisory fee were lower than the median of the expense ratios and advisory fees of the funds in the Fund’s peer group. The Board also considered RE Advisers’ agreement to contractually limit fees and reimburse expenses to the extent necessary to

22	Regulatory and Shareholder Matters

keep the International Value Fund’s total annual operating expenses from exceeding 0.99% of the Fund’s average daily net assets until at least April 30, 2014.

Cost of Services and Profits Realized by the Adviser.    The Board considered the cost of the services provided by RE Advisers. The Board reviewed the information it had requested from RE Advisers concerning its profitability from the fees and the services provided to the Funds and the financial condition of RE Advisers for various past periods. The Board considered the profit margin information for RE Advisers’ investment company business as a whole, as well as RE Advisers’ profitability data for the Funds. The Board reviewed RE Advisers’ assumptions and methods of cost allocation used in preparing Fund-specific profitability data. The Board also discussed with RE Advisers the basis for its belief that its methods of allocation were reasonable and consistent across its business.

The Board determined that the Funds’ expense figures were within the applicable peer group range. In addition, the Board considered its discussion with representatives of RE Advisers about the fees being charged to the Funds and considered the other administrative services provided by RE Advisers to the Funds. In light of the foregoing, the Board, including the Independent Directors, determined that the management fees were reasonable in relation to the wide array of customer services provided to the Funds’ shareholders. In view of the information presented, the Board concluded that each Fund’s management fee was reasonable.

The Board noted and discussed the additional services provided by RE Advisers to the Funds compared to other investment products managed by RE Advisers, and noted that, in the cases of the Growth Fund and International Value Fund, RE Advisers, and not the Fund, would pay the subadvisory fees to the subadviser. The Board determined that RE Advisers should be entitled to earn a reasonable level of profits for the services it provides to the Funds. The Board also recognized that RE Advisers had made significant investments in the business of the Funds and had not fully recovered the sums invested. Based on its review, the Board, including the Independent Directors, concluded that RE Advisers’ level of profitability was low due to the increase in expense waivers for the Daily Income Fund.

Economies of Scale.    The Board considered the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale for the benefit of each Fund’s shareholders. The Board was satisfied that the current fee structure is appropriate.

Fall-Out Benefits.    The Board considered other actual and potential financial benefits that RE Advisers may derive from its relationship with the Funds. The Board noted, however, that the Funds benefit from the vast array of resources available through RE Advisers and NRECA.

CONCLUSION

The Independent Directors subsequently discussed the proposed approval in detail during an executive session at which no representative of RE Advisers was present.

Based on the Board’s deliberation and evaluation of the information described above, the Board, including the Independent Directors, unanimously reapproved the Investment Management Agreements and concluded that the management fee rates and projected total expense ratios were fair and reasonable in relation to the services to be provided to the Funds and such other matters as the Board considered relevant in the exercise of its reasonable judgment. In the course of its deliberations, the Board did not identify any particular information that was all-important or controlling.

BOARD OF DIRECTORS’ CONSIDERATION IN APPROVING THE T. ROWE PRICE SUB-ADVISORY AGREEMENT

(Growth Fund only). RE Advisers, on behalf of the Growth Fund, has entered into a subadvisory agreement (“Subadvisory Agreement”) with T. Rowe Price Associates, Inc. (“T. Rowe Price”), pursuant to which T. Rowe Price is responsible for the day-to-day management of the assets of the Growth Fund, a series of Homestead.

At its September 19-20, 2013 meeting, the Board requested and received written materials from T. Rowe Price regarding: (a) the investment performance of T. Rowe Price; (b) the level of the subadvisory fees that T. Rowe Price charges; (c) the investment management and other services T. Rowe Price provides under the Subadvisory Agreement to manage the assets of the Growth Fund; (d) T. Rowe Price’s investment management personnel; (e) T. Rowe Price’s financial condition; and (f) T. Rowe Price’s compliance program.

The Board based its consideration and evaluation on a variety of specific factors discussed at the meeting, including:

•	the nature, extent and quality of the services provided to the Growth Fund under the Subadvisory Agreement;
•	investment performance of the Fund and T. Rowe Price;
•	fees charged by T. Rowe Price and expense ratio;
•	the costs of services and profits realized by T. Rowe Price; and
•	the fall-out benefits to T. Rowe Price.

The Board’s consideration with respect to each of the above factors is set forth below.

Nature, Extent and Quality of Services.    As noted above, the Board considered the nature, extent and quality of the services that is provided by T. Rowe Price to the Growth Fund and the resources T. Rowe Price dedicates to the Fund. In this regard, the Board evaluated, among other things, T. Rowe Price’s personnel, experience, track record and compliance program. The Directors considered information concerning the investment philosophy and investment process used by T. Rowe Price in managing the Growth Fund. In this context, the Directors considered T. Rowe Price’s in-house research capabilities, as well as other resources available to T. Rowe Price, including research services available to T. Rowe Price as a result of securities transactions affected for investment advisory clients of T. Rowe Price. The Board considered the managerial and financial resources available to T. Rowe Price and concluded that they would be sufficient to meet any reasonably foreseeable obligations under the current Subadvisory Agreement.

Regulatory and Shareholder Matters	23

The Board also considered the quality of the services provided by T. Rowe Price and the quality of the resources available to the Growth Fund. The Board was advised that the standard of care under the current Subadvisory Agreement was comparable to that found in many investment advisory agreements. The Board considered T. Rowe Price’s experience and reputation, the professional qualifications of its personnel and the size and functions of its staff. The Board considered the complexity of managing the Growth Fund relative to other types of funds.

The Board further concluded that the services to be provided by T. Rowe Price should continue to benefit the Growth Fund and its shareholders, and also concluded that the investment philosophy, process and research capabilities of T. Rowe Price continue to be appropriate for the Fund. The Board concluded that the scope of the services provided to the Fund by T. Rowe Price were consistent with the Growth Fund’s operational requirements, including, in addition to its investment objective, compliance with the Fund’s investment restrictions and tax and reporting requirements. The Board concluded, within the context of their overall conclusions regarding the Subadvisory Agreement, that the nature, extent and quality of services provided supported the reapproval of the Subadvisory Agreement.

Investment Performance of the Fund and T. Rowe Price.    The Board examined the performance information for the Fund provided by T. Rowe Price. The Directors noted that T. Rowe Price became the Fund’s subadviser on December 5, 2008, and that before that date, the Fund had a different investment strategy in which it tried to match the performance of the Nasdaq-100 Index. The Board reviewed the average annual total returns for the Fund for the last four calendar years, the only relevant period since the Fund was managed pursuant to a different investment strategy prior to that period. The Board noted that that the Fund’s total return was 19.06% for the trailing 12 months ending June 30, 2013, and, on an annualized basis, was 18.37% for the 3-year period ending June 30, 2013, and 8.88% for the 5-year period ending June 30, 2013, while its benchmark indexes, the Russell 1000 Growth Index returned 17.07%, 18.68% and 7.47% and Standard & Poor’s 500 stock index returned 20.60%, 18.45% and 7.01% for the same periods.

The Board considered other information provided by RE Advisers and T. Rowe Price, noting that the Fund outperformed all but one of the funds in the Fund’s peer group identified by RE Advisers for the one-year and three-year periods, and all of such funds for the five-year period ending June 30, 2013.

As noted above, the Board received information about the performance of accounts managed by T. Rowe Price with a similar investment objective to the Growth Fund and compared such performance to the prior performance of the Fund and to relevant performance benchmarks. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding the Subadvisory Agreement, that the performance of the accounts managed by T. Rowe Price with a similar investment objective to the Growth Fund’s investment objective was sufficient to merit reapproval of the Subadvisory Agreement.

Comparative Fees Charged by T. Rowe Price and Expense Ratios.    The Board considered the fees paid to T. Rowe Price under the current Subadvisory Agreement. This information included comparison of the Growth Fund’s subadvisory fee to that charged by T. Rowe Price to other accounts with a similar investment objective to the Fund as well as the current management fee to be paid to RE Advisers under the existing Investment Management Agreement. The Board also took into account the anticipated demands, complexity and quality of the investment management of the Fund.

The Board noted RE Advisers’ and T. Rowe Price’s stated justification for the fees to be payable by the Fund, which included information about the services to be provided to the Growth Fund. After reviewing these and related factors, the Board concluded, within the context of its overall conclusions regarding the Subadvisory Agreement, that the subadvisory fees to be charged to the Fund were fair and reasonable, and that the anticipated costs of these services generally supported the approval of the Agreement.

Costs of Services and Profits Realized by T. Rowe Price.    The Board considered the compensation indirectly to be received by T. Rowe Price from its relationship with the Growth Fund. The Directors noted that RE Advisers would continue to pay T. Rowe Price from the management fees received from the Fund.

Fall-Out Benefits to T. Rowe Price.    The Board also considered possible conflicts of interest associated with the provision of investment advisory services by T. Rowe Price to other clients. The Board considered the procedures of T. Rowe Price designed to fulfill its fiduciary duties to advisory clients with respect to possible conflicts of interest, including the code of ethics, the integrity of the systems in place to ensure compliance with the foregoing, and the record of T. Rowe Price in these matters. The Board also received and considered information concerning procedures of T. Rowe Price with respect to the execution of portfolio transactions.

CONCLUSION

Based on the Board’s deliberation and its evaluation of the information described above, the Board, including all of the Independent Directors, unanimously reapproved the Subadvisory Agreement and concluded that the compensation under the Subadvisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Board considered to be relevant in the exercise of its reasonable judgment. In the course of its deliberations, the Board did not identify any particular information that was all-important or controlling.

BOARD OF DIRECTORS’ CONSIDERATION IN APPROVING THE MERCATOR SUBADVISORY AGREEMENT

(International Value Fund only). RE Advisers, on behalf of the International Value Fund, has entered into a subadvisory agreement (“Subadvisory Agreement”) with Mercator Asset Management, L.P. (“Mercator”), pursuant to which Mercator is responsible for the day-to-day investment management of the assets of the International Value Fund, a series of Homestead.

At its September 19-20, 2013 meeting, the Board requested and received written materials from Mercator regarding: (a) the

24	Regulatory and Shareholder Matters

investment performance of Mercator; (b) the level of the subadvisory fees that Mercator charges compared with the fees charged in connection with mutual funds comparable to the International Value Fund; (c) the investment management and other services Mercator provides under the Subadvisory Agreement to manage the assets of the International Value Fund; (d) Mercator’s investment management personnel; (e) Mercator’s financial condition; and (f) Mercator’s compliance program.

The Board based its consideration and evaluation on a variety of specific factors discussed at the meeting, including:

•	the nature, extent and quality of the services provided to the International Value Fund under the Subadvisory Agreement;
•	investment performance of the Fund and Mercator;
•	fees charged by Mercator and expense ratio;
•	the costs of services and profits realized by Mercator; and
•	the fall-out benefits to Mercator.

The Board’s consideration with respect to each of the above factors is set forth below.

Nature, Extent and Quality of Services.    As noted above, the Board considered the nature, extent and quality of the services provided by Mercator to the International Value Fund and the resources Mercator dedicates to the Fund. In this regard, the Board evaluated, among other things, Mercator’s personnel, experience, track record and compliance program. The Directors considered information concerning the investment philosophy and investment process used by Mercator in managing the International Value Fund. In this context, the Directors considered Mercator’s in-house research capabilities, as well as other resources available to Mercator, including research services available to Mercator as a result of securities transactions effected for investment advisory clients of Mercator. The Board considered the managerial and financial resources available to Mercator and concluded that they were sufficient to meet any reasonably foreseeable obligations under the current Subadvisory Agreement.

The Board was advised that the standard of care under the current Subadvisory Agreement was comparable to that found in many investment agreements. The Board considered Mercator’s experience and reputation, the professional qualifications of its personnel and the size and functions of its staff. The Board considered the complexity of managing the International Value Fund relative to other types of funds.

The Board concluded that the services provided by Mercator should continue to benefit the International Value Fund and its shareholders and also concluded that the investment philosophy, process and research capabilities of Mercator continue to be appropriate for the Fund, given its investment objective and strategy. The Board concluded that the scope of the services provided to the Fund by Mercator were consistent in large part with the International Value Fund’s operational requirements, but that there was room for improvement in certain operational areas. The Board, including the Independent Directors, concluded, within the context of their overall conclusions regarding the Subadvisory Agreement, that the nature, extent and quality of services provided supported the reapproval of the Subadvisory Agreement.

Investment Performance of the Fund and Mercator.    The Board examined the performance information for the Fund provided by Mercator. The Directors noted that Mercator became the Fund’s sub-adviser on June 12, 2006. The Board reviewed the average annual total returns for the Fund for the last one, three and five years ended June 30, 2012. The Board noted that that the Fund’s total return was 19.29% for the trailing 12 months ending June 30, 2013, and, on an annualized basis, was 7.21% for the 3-year period ending June 30, 2013, and -.035% for the 5-year period ending June 30, 2013, while the MSCI EAFE Index, its benchmark index, returned 18.62%, 10.04% and -0.63 for the same periods.

The Board considered the performance information provided by RE Advisers, noting that the Fund outperformed each fund in the Fund’s peer group for the one-year period ending June 30, 2013, underperformed all but one of the funds in the peer group for the 3-year period ending June 30, 2013, and underperformed three out of the five peer funds for the 5-year period ending June 30, 2013. The Board noted the explanation by representatives of Mercator that this underperformance is primarily attributable to the fact that Mercator’s investment style has been out of favor in the near term and that style is beginning to return back in favor as indicated by the recent relative improvement in the Fund’s performance. The Board noted that Mercator is a value manager and that it did not stray from its style. The Fund performed more favorably when compared to international value funds than the entire universe of international funds.

As noted above, the Board received information about the performance of accounts managed by Mercator with a similar investment objective as that of the International Value Fund and compared such performance to the prior performance of the Fund and to relevant performance benchmarks. The Board reviewed performance over various time periods, including one-, three-, five- and ten-year periods, performance under different market conditions and during different phases of the market cycle and the volatility of Mercator’s returns. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding the Subadvisory Agreement, that the performance of the accounts managed by Mercator with a similar investment objective to the International Value Fund’s investment objective was sufficient to merit reapproval of the Subadvisory Agreement.

Comparative Fees Charged by Mercator and Expense Ratios.    The Board considered the fees paid to Mercator under the current Subadvisory Agreement. The Board compared the International Value Fund’s subadvisory fee to that charged by Mercator to other accounts with a similar investment objective to the Fund as well as the current management fee to be paid to RE Advisers under the existing Investment Management Agreement. The Board also took into account the anticipated demands, complexity and quality of the investment management of the Fund. The Board noted RE Advisers’ and Mercator’s stated justification for the fees to be

Regulatory and Shareholder Matters	25

payable by the Fund, which included information about the services to be provided to the International Value Fund. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions regarding the Subadvisory Agreement, that the subadvisory fees to be charged to the Fund were fair and reasonable, and that the anticipated costs of these services generally supported the approval of the Agreement.

Costs of Services and Profits Realized by Mercator.    The Board considered the compensation indirectly received by Mercator from its relationship with the International Value Fund. The Directors noted that RE Advisers would continue to pay Mercator from the management fees received from the Fund.

Fall-Out Benefits to Mercator.    The Board also considered possible conflicts of interest associated with the provision of investment advisory services by Mercator to other clients. The

Board considered the procedures of Mercator designed to fulfill its fiduciary duties to advisory clients with respect to possible conflicts of interest, including the code of ethics, the integrity of the systems in place to ensure compliance with the foregoing and the record of Mercator in these matters. The Board also received and considered information concerning procedures of Mercator with respect to the execution of portfolio transactions.

CONCLUSION

Based on the Board’s deliberation and its evaluation of the information described above, the Board, including all of the Independent Directors, unanimously reapproved the Subadvisory Agreement and concluded that the compensation under the Subadvisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Board considered to be relevant in the exercise of its reasonable judgment. In the course of its deliberations, the Board did not identify any particular information that was all-important or controlling.

26	Regulatory and Shareholder Matters

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Homestead Funds, Inc. and Shareholders of Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund, and International Value Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund, and International Value Fund (comprising Homestead Funds, Inc., hereafter referred to as the “Funds”) at December 31, 2013, and the results of each of their operations for the year then ended, the changes in each of their net assets for the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Baltimore, Maryland

February 28, 2014

Report of Independent Registered Public Accounting Firm	27

PORTFOLIO OF INVESTMENTS: Daily Income Fund

December 31, 2013

CORPORATE BONDS	Interest Rate/Yield	Maturity Date	Face Amount	Value
(0.7% of portfolio)

General Electric Capital Corp.	2.10%	01/07/14	$1,480,000	$1,480,454
Total Corporate Bonds (Cost $1,480,454)				1,480,454

COMMERCIAL PAPER
(73.0% of portfolio)

American Honda Finance Corp.	0.06	01/08/14	3,000,000	2,999,965
American Honda Finance Corp.	0.09	01/23/14	2,500,000	2,499,862
American Honda Finance Corp.	0.10	03/06/14	4,000,000	3,999,289
BMW US Capital LLC (a)	0.09	01/23/14	2,000,000	1,999,890
BMW US Capital LLC (a)	0.10	01/27/14	1,400,000	1,399,899
BMW US Capital LLC (a)	0.11	02/04/14	2,000,000	1,999,792
BMW US Capital LLC (a)	0.09	02/04/14	4,000,000	3,999,660
BMW US Capital LLC (a)	0.09	02/10/14	1,000,000	999,900
Chevron Corp. (a)	0.06	01/08/14	3,000,000	2,999,965
Chevron Corp. (a)	0.09	03/03/14	2,000,000	1,999,695
Chevron Corp. (a)	0.09	03/04/14	5,000,000	4,999,225
Coca-Cola Co. (a)	0.12	01/22/14	1,000,000	999,930
Coca-Cola Co. (a)	0.08	02/14/14	500,000	499,951
Coca-Cola Co. (a)	0.10	02/18/14	1,200,000	1,199,840
Coca-Cola Co. (a)	0.10	03/19/14	250,000	249,946
Coca-Cola Co. (a)	0.11	03/24/14	1,700,000	1,699,574
Conocophillips Qatar Funding Ltd. (a)	0.10	01/28/14	1,700,000	1,699,873
Conocophillips Qatar Funding Ltd. (a)	0.08	02/04/14	2,300,000	2,299,826
Conocophillips Qatar Funding Ltd. (a)	0.10	02/07/14	1,400,000	1,399,856
Conocophillips Qatar Funding Ltd. (a)	0.10	02/21/14	1,000,000	999,858
Conocophillips Qatar Funding Ltd. (a)	0.10	02/25/14	1,000,000	999,847
Conocophillips Qatar Funding Ltd. (a)	0.10	03/03/14	3,000,000	2,999,492
Exxon Mobil Corp.	0.08	01/22/14	2,000,000	1,999,907
Exxon Mobil Corp.	0.09	02/03/14	4,000,000	3,999,670
General Electric Capital Corp.	0.10	01/03/14	1,500,000	1,499,992
General Electric Capital Corp.	0.13	01/07/14	2,000,000	1,999,957
General Electric Capital Corp.	0.11	02/03/14	1,000,000	999,899
General Electric Capital Corp.	0.12	02/06/14	1,500,000	1,499,820
General Electric Capital Corp.	0.11	02/24/14	3,000,000	2,999,505
Google Inc. (a)	0.12	04/02/14	2,500,000	2,499,242
Google Inc. (a)	0.10	04/02/14	1,500,000	1,499,621
Honeywell International (a)	0.10	02/28/14	1,000,000	999,839
John Deere Bank S.A. (a)	0.08	01/08/14	4,000,000	3,999,938
John Deere Bank S.A. (a)	0.10	01/10/14	1,000,000	999,975
John Deere Capital Corp. (a)	0.18	01/16/14	1,150,000	1,149,914
John Deere Financial Inc. (a)	0.08	01/14/14	2,000,000	1,999,942
Medtronic Inc. (a)	0.08	01/22/14	6,300,000	6,299,706
Medtronic Inc. (a)	0.10	03/13/14	4,000,000	3,999,211
Metlife Funding Inc.	0.08	02/11/14	6,000,000	5,999,453
Metlife Funding Inc.	0.11	02/11/14	2,250,000	2,249,718
Metlife Funding Inc.	0.09	03/18/14	2,000,000	1,999,620
PACCAR Financial Corp.	0.09	01/03/14	4,000,000	3,999,980
Parker Hannifin Corp. (a)	0.07	01/02/14	1,600,000	1,599,997
Parker Hannifin Corp. (a)	0.07	01/30/14	5,000,000	4,999,718
Parker Hannifin Corp. (a)	0.07	02/05/14	3,000,000	2,999,796
Pfizer Inc. (a)	0.07	03/05/14	2,000,000	1,999,755
Pfizer Inc. (a)	0.08	03/20/14	2,000,000	1,999,653
Pfizer Inc. (a)	0.09	03/20/14	4,000,000	3,999,220
Proctor & Gamble Co. (a)	0.12	02/28/14	3,500,000	3,499,323
Proctor & Gamble Co. (a)	0.08	03/07/14	3,000,000	2,999,567
Proctor & Gamble Co. (a)	0.10	03/10/14	3,000,000	2,999,433
Toyota Motor Credit Corp.	0.09	02/13/14	3,000,000	2,999,677
Toyota Motor Credit Corp.	0.15	02/26/14	4,000,000	3,999,067

28	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Daily Income Fund (continued)

December 31, 2013

	Interest Rate/Yield		Maturity Date	Face Amount	Value
(Commercial Paper continued)

Toyota Motor Credit Corp.	0.12%		03/06/14	$3,000,000	$2,999,360
Walt Disney Co. (The) (a)	0.09		03/03/14	2,000,000	1,999,695
Walt Disney Co. (The) (a)	0.09		03/21/14	6,000,000	5,998,815
Walt Disney Co. (The) (a)	0.10		03/25/14	1,500,000	1,499,654
Walt Disney Co. (The) (a)	0.09		03/28/14	800,000	799,828
Wells Fargo & Co.	0.13		02/07/14	5,000,000	4,999,332
Wells Fargo & Co.	0.13		02/11/14	4,000,000	3,999,408
Wells Fargo & Co.	0.14		02/25/14	1,000,000	999,786
Total Commercial Paper (Cost $155,031,128)					155,031,128

U.S. GOVERNMENT OBLIGATIONS
(17.2% of portfolio)

U.S. Treasury Bill	0.06		02/20/14	3,000,000	2,999,771
U.S. Treasury Note	1.00		01/15/14	4,000,000	4,001,411
U.S. Treasury Note	1.75		01/31/14	6,000,000	6,008,305
U.S. Treasury Note	1.25		02/15/14	4,000,000	4,005,778
U.S. Treasury Note	1.88		02/28/14	7,500,000	7,522,048
U.S. Treasury Note	1.25		03/15/14	5,000,000	5,011,730
U.S. Treasury Note	1.25		04/15/14	7,000,000	7,023,019
Total U.S. Government Obligations (Cost $36,572,062)					36,572,062

MONEY MARKET ACCOUNT				Shares
(9.1% of portfolio)

State Street Institutional Liquid Reserves Fund	0.06	(b)		19,312,508	19,312,508
Total Money Market Account (Cost $19,312,508)					19,312,508
TOTAL INVESTMENTS IN SECURITIES (Cost $212,396,152)—100%					$212,396,152

(a)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The security has been determined to be liquid under criteria established by the Fund’s Board of Directors. The total of such securities at period-end amounts to $96,287,861 and represents 45.3% of total investments.
(b)	7-day yield at December 31, 2013.

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	29

PORTFOLIO OF INVESTMENTS: Short-Term Government Securities Fund

December 31, 2013

CORPORATE BONDS	Interest Rate		Maturity Date	Face Amount	Value
(15.3% of portfolio)

Ally Bank	0.95%		09/25/15	$250,000	$250,240
Altitude Investments 17 LLC	2.68		11/08/25	1,000,000	987,560
American Express Centurion Bank	1.40		10/06/14	250,000	251,702
Bank of China NY	0.95		12/31/14	250,000	250,610
Bank of India NY	0.60		12/31/14	250,000	249,756
Barclays Bank Delaware	0.00	(c)	05/27/15	175,000	169,330
Carobao Leasing LLC	1.83		09/07/24	134,375	129,183
Compass Bank	0.95		06/23/14	250,000	250,480
Discover Bank	1.35		06/16/14	250,000	251,029
Ethiopian Leasing (2012) LLC	2.68		07/30/25	198,423	196,406
Goldman Sachs Bank USA	1.50		11/24/14	250,000	251,833
Lulwa Ltd.	1.83		03/26/25	943,811	896,550
Mexican Aircraft Finance IV	2.54		07/13/25	491,090	482,433
Micron Semiconductor Asia PTE LTD	1.26		01/15/19	1,000,000	996,507
Petroleos Mexicanos	2.00		12/20/22	900,000	886,619
Safina LTD	2.00		12/30/23	1,765,029	1,719,620
SallieMae Bank	1.00		07/25/14	250,000	250,619
Sayarra LTD	2.77		10/29/21	37,722	38,722
Southern Community Bank & Trust	0.74	(a)	02/18/14	250,000	250,042
State Bank of India NY	0.60		12/23/14	250,000	249,780
SunTrust Bank	0.74	(a)	08/29/14	250,000	244,526
Tagua Leasing LLC	1.90		07/12/24	906,124	873,776
Tagua Leasing LLC	1.73		09/18/24	905,862	861,168
Union 11 Leasing LLC	2.41		01/23/24	871,175	863,439
Union 16 Leasing LLC	1.86		01/22/25	943,450	900,667
VRG Linhas Aéreas SA	0.85		09/27/14	377,343	377,916
Total Corporate Bonds (Cost $13,391,865)					13,130,513

MORTGAGE BACKED SECURITIES
(3.5% of portfolio)

FDIC Structured Sale Guaranteed Notes 2010-S3 (b)	2.74		12/03/20	449,088	459,369
GNMA #2602	6.00		06/20/28	33,918	37,775
GNMA #8004	1.63	(a)	07/20/22	17,448	18,123
GNMA #8006	1.63	(a)	07/20/22	17,228	17,894
GNMA #8038	1.63	(a)	08/20/22	10,653	11,065
GNMA #8040	2.00	(a)	08/20/22	27,286	28,361
GNMA #8054	1.63	(a)	10/20/22	6,905	7,100
GNMA #8076	1.63	(a)	11/20/22	10,891	11,291
GNMA #8102	4.00	(a)	02/20/16	985	1,030
GNMA #8103	4.00	(a)	02/20/16	5,644	5,907
GNMA #8157	1.63	(a)	03/20/23	16,651	17,269
GNMA #8191	1.63	(a)	05/20/23	32,128	33,266
GNMA #8215	2.00	(a)	04/20/17	1,746	1,820
GNMA #8259	1.63	(a)	08/20/23	9,070	9,421
GNMA #8297	4.00	(a)	12/20/17	5,879	6,209
GNMA #8332	3.50	(a)	03/20/18	3,380	3,550
GNMA #8344	3.50	(a)	04/20/18	12,075	12,677
GNMA #8384	1.63	(a)	03/20/24	4,776	4,954
GNMA #8393	4.00	(a)	08/20/18	4,717	4,966
GNMA #8400	2.00	(a)	08/20/18	6,834	7,101
GNMA #8405	4.00	(a)	09/20/18	6,673	7,029
GNMA #8423	1.63	(a)	05/20/24	5,932	6,142
GNMA #8429	4.00	(a)	11/20/18	7,730	8,165
GNMA #8459	1.63	(a)	07/20/24	9,231	9,589
GNMA #8499	3.00	(a)	05/20/19	6,010	6,223
GNMA #8518	1.63	(a)	10/20/24	9,327	9,671
GNMA #8532	2.50	(a)	10/20/24	12,561	13,071
GNMA #8591	1.63	(a)	02/20/25	24,016	24,909

30	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Government Securities Fund (continued)

December 31, 2013

	Interest Rate		Maturity Date	Face Amount	Value
(Mortgage Backed Securities continued)

GNMA #8638	1.63	%(a)	06/20/25	$11,042	$11,433
GNMA #8648	1.63	(a)	07/20/25	19,094	19,835
GNMA #8663	2.00	(a)	07/20/25	14,137	14,695
GNMA #8680	3.50	(a)	08/20/20	8,781	9,214
GNMA #8687	2.50	(a)	08/20/25	3,685	3,757
GNMA #8702	3.00	(a)	10/20/20	4,768	4,967
GNMA #8747	1.63	(a)	11/20/25	8,832	9,157
GNMA #8807	1.63	(a)	07/20/21	9,956	10,340
GNMA #8836	1.63	(a)	09/20/21	10,220	10,615
GNMA #8847	1.63	(a)	04/20/26	11,831	12,251
GNMA #8869	1.63	(a)	11/20/21	31,894	33,065
GNMA #8873	2.50	(a)	11/20/21	15,541	16,004
GNMA #8877	1.63	(a)	05/20/26	2,761	2,859
GNMA #8883	1.63	(a)	12/20/21	11,169	11,579
GNMA #8915	1.63	(a)	02/20/22	10,523	10,913
GNMA #8934	1.63	(a)	03/20/22	18,903	19,604
GNMA #8978	1.63	(a)	05/20/22	46,372	48,013
GNMA #80053	1.63	(a)	03/20/27	2,542	2,637
GNMA #80058	1.63	(a)	04/20/27	2,449	2,536
GNMA #80185	1.63	(a)	04/20/28	23,161	23,984
GNMA #80264	1.63	(a)	03/20/29	19,746	20,481
GNMA #80283	1.63	(a)	05/20/29	16,028	16,598
GNMA #80300	1.63	(a)	07/20/29	14,091	14,639
GNMA #80309	1.63	(a)	08/20/29	6,681	6,941
GNMA #80363	1.63	(a)	01/20/30	48,946	50,769
GNMA #80426	1.63	(a)	07/20/30	2,020	2,099
GNMA #80452	1.63	(a)	09/20/30	15,128	15,716
GNMA #80475	1.63	(a)	12/20/30	25,705	26,654
GNMA #80577	1.63	(a)	02/20/32	3,424	3,552
GNMA #80684	1.63	(a)	04/20/33	10,053	10,411
GNMA #81129	2.13	(a)	10/20/34	212,498	220,747
GNMA #510280	6.00		08/15/14	416	417
GNMA #583189	4.50		02/20/17	19,797	21,078
GNMA #607494	5.00		04/15/19	15,516	16,525
GNMA #616274	5.00		02/15/19	16,030	17,124
GNMA 1996-4	7.00		04/16/26	2,883	3,220
GNMA 2001-53	5.50		10/20/31	8,653	8,876
GNMA 2001-53	0.52	(a)	10/20/31	1,596	1,599
GNMA 2002-15	5.50		11/20/31	16,572	17,175
GNMA 2002-20	4.50		03/20/32	17,128	18,425
GNMA 2003-11	4.00		10/17/29	26,074	27,449
GNMA 2003-12	4.50		02/20/32	8,754	9,020
GNMA 2003-26	0.62	(a)	04/16/33	7,726	7,785
GNMA 2003-97	4.50		03/20/33	29,221	30,838
GNMA 2004-102	5.50		04/20/34	52,506	57,942
GNMA 2004-17	4.50		12/20/33	72,324	77,029
GNMA 2010-113	2.50		02/16/40	443,166	436,167
GNMA #MA0668	2.00		12/20/27	234,246	226,918
NCUA Guaranteed Notes 2010-C1	1.60		10/29/20	592,720	597,170
Total Mortgage Backed Securities (Cost $2,958,177)					3,024,769

ASSET BACKED SECURITIES
(0.5% of portfolio)

Small Business Administration 98-20D	6.15		04/01/18	9,847	10,454
Small Business Administration 98-20E	6.30		05/01/18	12,501	13,389
Small Business Administration 98-20H	6.15		08/01/18	5,260	5,597
Small Business Administration 99-20D	6.15		04/01/19	17,132	18,474
Small Business Administration 04-20B	4.72		02/01/24	49,670	53,184

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	31

PORTFOLIO OF INVESTMENTS: Short-Term Government Securities Fund (continued)

December 31, 2013

	Interest Rate/Yield		Maturity Date	Face Amount	Value
(Asset Backed Securities continued)

Small Business Administration 04-20C	4.34%		03/01/24	$75,344	$79,359
Small Business Administration 05-10E	4.54		09/01/15	8,576	8,746
Small Business Administration Pool # 100075	3.50		05/25/19	20,176	20,009
Small Business Administration Pool # 502261	1.38	(a)	10/25/17	8,779	8,765
Small Business Administration Pool # 502684	1.25	(a)	07/25/19	2,295	2,326
Small Business Administration Pool # 503278	0.88	(a)	02/25/21	19,414	19,434
Small Business Administration Pool # 503463	1.13	(a)	09/25/21	4,291	4,281
Small Business Administration Pool # 504305	0.88	(a)	10/25/23	4,440	4,410
Small Business Investment Companies 02-20K	5.08		11/01/22	17,005	18,443
Small Business Investment Companies 04-10A	4.12		03/10/14	21,949	22,078
Small Business Investment Companies 04-10B	4.68		09/10/14	22,047	22,583
Small Business Investment Companies 04-P10A	4.50		02/10/14	6,858	6,876
Small Business Investment Companies 05-10B	4.94		09/10/15	66,478	68,754
Small Business Investment Companies 05-P10A	4.64		02/10/15	17,181	17,834
Small Business Investment Companies 07-10A	5.38		03/10/17	20,490	22,115
Total Asset Backed Securities (Cost $401,053)					427,111

MUNICIPAL BONDS
(5.7% of portfolio)

Carmel, Indiana Redevelopment District	7.80		01/15/29	500,000	583,785
Cook County, Illinois Community Consolidated School District	0.00	(c)	12/01/15	1,050,000	1,038,492
DuPage & Cook County Illinois Community School District	5.25		01/01/26	110,000	120,544
Hamilton Township, New Jersey Board of Education	5.53		08/15/24	700,000	720,790
Illinois Housing Development Authority, Illinois	4.13		10/20/16	595,000	620,823
Jefferson County Colorado	0.00	(c)	03/01/16	200,000	197,640
Miami-Dade County, Florida Educational Facilities Authority	4.70		04/01/14	560,000	565,230
Rio Rancho, New Mexico New Event Center	5.00		06/01/20	1,000,000	1,058,370
Total Municipal Bonds (Cost $4,907,271)					4,905,674

U. S. GOVERNMENT AND AGENCY OBLIGATIONS
(57.1% of portfolio)

Government Trust Certificate (Israel Trust)	0.00	(c)	04/01/15	2,750,000	2,711,838
National Archives Facility Trust	8.50		09/01/19	33,311	39,933
Overseas Private Investment Corp.	3.46	(d)	07/12/14	1,000,000	1,151,130
Overseas Private Investment Corp.	1.84	(d)	07/12/14	1,500,000	1,605,237
Overseas Private Investment Corp.	0.61	(e)	12/22/15	1,500,000	1,510,217
Overseas Private Investment Corp.	3.50	(e)	05/02/16	1,000,000	1,177,200
Overseas Private Investment Corp.	3.56	(d)	04/23/17	3,000,000	3,616,059
Overseas Private Investment Corp.	1.50	(e)	11/17/17	1,000,000	995,113
Overseas Private Investment Corp.	1.32	(d)	02/19/18	3,050,000	3,007,568
Overseas Private Investment Corp.	1.55	(e)	03/15/18	3,600,000	3,762,670
Overseas Private Investment Corp.	0.68	(e)	04/30/18	2,000,000	2,014,120
Overseas Private Investment Corp.	1.84	(e)	06/10/18	1,000,000	1,077,587
Overseas Private Investment Corp.	5.66	(e)	06/10/18	900,000	1,312,319
Overseas Private Investment Corp.	1.14	(e)	06/10/18	4,000,000	4,093,144
Overseas Private Investment Corp.	0.78	(e)	07/07/19	1,000,000	1,010,273
Overseas Private Investment Corp.	2.53	(e)	07/07/19	1,000,000	1,120,340
Overseas Private Investment Corp.	0.83	(e)	11/08/19	2,000,000	1,994,576
Overseas Private Investment Corp.	1.34	(e)	11/20/19	2,000,000	2,070,074
Overseas Private Investment Corp.	1.50	(e)	11/15/20	1,000,000	978,300
Overseas Private Investment Corp.	3.37		05/15/21	848,453	886,018
Overseas Private Investment Corp.	2.07		05/15/21	889,800	884,596
Philippine Power Trust I (b)	5.40		09/26/18	297,619	319,190
Private Export Funding Corp.	2.53		07/15/16	500,000	518,631
The Financing Corp.	0.00	(c)	10/06/17	500,000	471,103
The Financing Corp.	0.00	(c)	02/08/18	500,000	466,608

32	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Government Securities Fund (continued)

December 31, 2013

	Interest Rate/Yield		Maturity Date	Face Amount	Value
(U. S. Government and Agency Obligations continued)

U.S. Department of Housing and Urban Development	7.91%		08/01/17	$37,000	$37,182
U.S. Department of Housing and Urban Development	5.77		08/01/17	830,000	830,842
U.S. Department of Housing and Urban Development	2.91		08/01/17	1,000,000	1,059,435
U.S. Department of Housing and Urban Development	7.93		08/01/18	80,000	80,487
U.S. Department of Housing and Urban Development	5.45		08/01/19	800,000	879,394
U.S. Department of Housing and Urban Development	6.07		08/01/21	445,000	437,907
U.S. Department of Housing and Urban Development	6.12		08/01/22	884,000	863,631
U.S. Department of Housing and Urban Development	5.77		08/01/26	500,000	532,761
United States Treasury Note	2.38		02/28/15	1,500,000	1,537,559
United States Treasury Note	1.50		06/30/16	1,000,000	1,023,047
United States Treasury Note	1.00		08/31/16	1,000,000	1,009,375
United States Treasury Note	1.88		08/31/17	1,000,000	1,026,562
United States Treasury Note	1.38		09/30/18	1,000,000	987,812
Total U.S. Government and Agency Obligations (Cost $48,780,647)					49,099,838

COMMERCIAL PAPER
(10.0% of portfolio)

Baltimore Gas & Electric Co.	0.26		01/30/14	1,100,000	1,099,770
Delmarva Power & Light Co.	0.21		01/06/14	3,000,000	2,999,912
Puget Sound Energy Inc.	0.26		01/06/14	1,000,000	999,964
Puget Sound Energy Inc.	0.27		01/07/14	2,500,000	2,499,887
National Grid USA (b)	0.35		01/22/14	1,000,000	999,796
Total Commercial Paper (Cost $8,599,329)					8,599,329

MONEY MARKET ACCOUNT				Shares
(7.9% of portfolio)

State Street Institutional Liquid Reserves Fund	0.06	(f)		6,788,248	6,788,248
Total Money Market Account (Cost $6,788,248)					6,788,248
TOTAL INVESTMENTS IN SECURITIES (Cost $85,826,590)—100%					$85,975,482

(a)	Variable coupon rate as of December 31, 2013.
(b)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The security has been determined to be liquid under criteria established by the Fund’s Board of Directors. The total of such securities at period-end amounts to $1,778,355 and represents 2.1% of total investments.
(c)	Zero coupon rate.
(d)	Interest is paid at maturity.
(e)	Interest is paid at put date.
(f)	7-day yield at December 31, 2013.

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	33

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund

December 31, 2013

CORPORATE BONDS	Interest Rate		Maturity Date	Face Amount	Value
(18.9% of portfolio)

BASIC INDUSTRIES—1.9%
Caterpillar Inc.	1.50%		06/26/17	$500,000	$497,576
Danaher Corp.	1.30		06/23/14	525,000	527,391
Dun & Bradstreet Corp.	2.88		11/15/15	990,000	1,015,254
Eaton Corp.	0.57	(a)	06/16/14	1,025,000	1,026,296
General Dynamics Corp.	1.38		01/15/15	775,000	782,672
General Electric Co.	0.85		10/09/15	550,000	552,569
General Electric Co.	5.25		12/06/17	3,900,000	4,414,574
Rockwell Collins Inc.	0.59	(a)	12/15/16	1,175,000	1,174,992
Total Basic Industries					9,991,324

CONSUMER STAPLES—0.3%
Beverages
Pepsico Inc.	0.70		02/26/16	525,000	522,277
Pepsico Inc.	0.45	(a)	02/26/16	525,000	525,347
Personal Products
Colgate-Palmolive Co.	0.90		05/01/18	550,000	525,341
Total Consumer Staples					1,572,965

CONSUMER DISCRETIONARY—0.2%
Food and Staples Retailing
Wal-Mart Stores Inc.	1.95		12/15/18	1,175,000	1,170,761
Total Consumer Discretionary					1,170,761

ENERGY—0.9%
Oil, Gas, & Consumable Fuels
Chevron Corp.	0.89		06/24/16	2,075,000	2,079,926
Chevron Corp.	1.10		12/05/17	475,000	464,547
Chevron Corp.	1.72		06/24/18	975,000	971,320
Questar Corp.	2.75		02/01/16	1,500,000	1,545,545
Total Energy					5,061,338

FINANCE—6.3%
Commercial Banks
Bank of America NA	0.52	(a)	06/15/16	2,025,000	2,006,856
Bank of America NA	0.54	(a)	06/15/17	1,550,000	1,520,739
JP Morgan Chase Bank NA	0.57	(a)	06/13/16	12,625,000	12,558,656
Key Bank NA	7.41		10/15/27	1,050,000	1,137,707
Landesbank Baden-Wuerttemberg NY	5.05		12/30/15	100,000	106,769
Union Bank NA	5.95		05/11/16	525,000	581,773
WestLB AG, NY	4.80		07/15/15	275,000	290,524
Consumer Finance
General Electric Capital Corp.	0.39	(a)	09/15/14	2,350,000	2,352,033
General Electric Capital Corp.	1.06	(a)	12/20/17	1,100,000	1,098,319
HSBC Finance Corp.	0.49	(a)	01/15/14	1,650,000	1,650,016
Insurance
Berkshire Hathaway Finance Corp.	1.50		01/10/14	625,000	625,146
Genworth Global Funding	0.43	(a)	04/15/14	4,675,000	4,671,003
Capital Markets
Morgan Stanley	0.54	(a)	01/09/14	1,775,000	1,775,027
Morgan Stanley	4.10		01/26/15	700,000	724,011
Vesey Street Investment Trust I	4.40		09/01/16	2,275,000	2,442,690
Total Finance					33,541,269

34	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)

December 31, 2013

	Interest Rate		Maturity Date	Face Amount	Value
(Corporate Bonds continued)

HEALTH CARE—1.4%
Health Care Equipment & Supplies
Baxter International Inc.	0.41	%(a)	12/11/14	$825,000	$826,043
Baxter International Inc.	0.95		06/01/16	825,000	824,911
Baxter International Inc.	1.85		01/15/17	2,250,000	2,274,190
Johnson & Johnson	1.20		05/15/14	1,375,000	1,379,106
Thermo Fisher Scientific Inc.	2.05		02/21/14	750,000	751,229
Health Care Providers & Services
UnitedHealth Group Inc.	0.85		10/15/15	550,000	552,202
Pharmaceuticals
Eli Lilly and Co.	6.57		01/01/16	1,025,000	1,143,210
Total Health Care					7,750,891

INFORMATION TECHNOLOGY—2.7%
Computers & Peripherals
Intel Corp.	1.35		12/15/17	950,000	938,922
Apple Inc.	1.00		05/03/18	8,150,000	7,880,618
IT Services
Hewlett Packard Co.	1.79	(a)	09/19/14	3,700,000	3,731,428
Software
Microsoft Corp.	0.88		11/15/17	250,000	246,134
Microsoft Corp.	1.00		05/01/18	900,000	878,017
Microsoft Corp.	1.63		12/06/18	675,000	665,803
Total Information Technology					14,340,922

TRANSPORTATION—1.0%
Road & Rail
Burlington Northern & Santa Fe Railway Co.	4.58		01/15/21	748,423	806,426
Burlington Northern & Santa Fe Railway Co.	4.83		01/15/23	119,786	128,480
Consolidated Rail Corp.	6.76		05/25/15	17,845	17,935
CSX Transportation Inc.	8.38		10/15/14	199,286	210,341
CSX Transportation Inc.	9.00		05/15/15	575,000	632,823
GATX Corp.	8.75		05/15/14	125,000	128,732
Skyway Concession Co. LLC (b)	0.53	(a)	06/30/17	3,825,000	3,442,500
Union Pacific Railroad Co.	6.85		01/02/19	48,288	53,392
Total Transportation					5,420,629

UTILITIES—4.2%
Electric & Gas
Ameren Illinois Co.	6.20		06/15/16	5,000,000	5,548,535
Duke Energy Indiana Inc.	0.60	(a)	07/11/16	1,450,000	1,451,823
Entergy Louisiana LLC	1.88		12/15/14	1,800,000	1,823,976
Georgia Power Co.	0.56	(a)	03/15/16	850,000	850,058
Georgia Power Co.	0.64	(a)	08/15/16	4,100,000	4,101,131
Idaho Power Corp.	6.03		07/15/18	925,000	1,060,238
Michigan Consolidated Gas Co.	8.25		05/01/14	1,370,000	1,404,373
NSTAR Electric Co.	4.88		04/15/14	600,000	607,481
Telephone
Ameritech Capital Funding Corp.	6.45		01/15/18	1,200,000	1,359,760
AT&T Inc.	0.88		02/13/15	1,350,000	1,352,850
AT&T Inc.	0.80		12/01/15	675,000	673,292
AT&T Inc.	0.90		02/12/16	1,350,000	1,343,141
Southwestern Bell Telephone Co.	7.00		07/01/15	525,000	571,577
Verizon Communications, Inc.	1.95		03/28/14	500,000	501,836
Total Utilities					22,650,071
Total Corporate Bonds (Cost $100,393,682)					101,500,170

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	35

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)

December 31, 2013

YANKEE BONDS	Interest Rate		Maturity Date	Face Amount	Value
(13.2% of portfolio)

Abbey National Treasury Services plc	2.88%		04/25/14	$750,000	$755,129
African Development Bank	6.88		10/15/15	4,825,000	5,265,523
BAA Funding Ltd. (b)	2.50		06/25/17	275,000	278,632
Canadian National Railway Co.	7.20		01/02/16	1,390,229	1,530,465
CNOOC Finance (2013) Ltd.	1.13		05/09/16	575,000	572,882
Commonwealth Bank of Australia (b)	1.50	(a)	03/31/17	800,000	802,531
Compagnie de Financement Foncier (b)	2.25		03/07/14	700,000	702,397
Compagnie de Financement Foncier	0.20	(a)	03/22/17	2,100,000	2,032,934
Daimler Finance NA LLC (b)	0.84	(a)	01/09/15	400,000	401,339
Daimler Finance NA LLC (b)	1.25		01/11/16	1,175,000	1,175,830
DEPFA ACS Bank (b)	4.88		10/28/15	500,000	520,034
Dexia Crédit Local (b)	2.75		01/10/14	925,000	925,416
Dexia Crédit Local (b)	2.75		04/29/14	5,175,000	5,213,968
Dexia Crédit Local (b)	0.72	(a)	04/29/14	375,000	375,529
Dexia Municipal Agency	0.16	(a)	06/20/14	900,000	897,135
Dexia Municipal Agency	5.25		02/16/17	1,100,000	1,219,599
Diageo Capital plc	0.63		04/29/16	1,375,000	1,367,443
Eni Coordination Center SA	4.80		08/10/15	1,775,000	1,875,286
France Telecom	4.38		07/08/14	6,200,000	6,317,155
France Telecom	2.13		09/16/15	825,000	840,854
GlaxoSmithKline Capital Corp.	0.70		03/18/16	925,000	921,073
Hydro-Quebec	6.27		01/03/26	80,000	93,949
Hypothekenbank Frankfurt International SA	0.37	(a)	03/24/14	1,300,000	1,297,329
Hypothekenbank Frankfurt International SA	0.18	(a)	07/12/16	930,000	872,038
Iberdrola Finance Ireland Ltd. (b)	3.80		09/11/14	775,000	790,556
ING Bank NV (b)	2.00		09/25/15	2,625,000	2,668,488
International Bank for Reconstruction and Development	0.00	(d)	02/15/15	820,000	815,393
Korea Development Bank	8.00		01/23/14	500,000	502,053
Mitsubishi Corp.	2.75		09/16/15	300,000	309,270
Norsk Hydro ASA	9.13		07/15/14	2,125,000	2,222,667
RIO Tinto Finance USA plc	0.79	(a)	06/19/15	1,975,000	1,979,691
Sanofi-Aventis	1.63		03/28/14	500,000	501,532
Santander US Debt SA Unipersonal (b)	3.72		01/20/15	900,000	917,934
Scottish Power Ltd.	5.38		03/15/15	4,675,000	4,899,063
Société Générale SCF	1.66	(a)	03/19/14	1,400,000	1,403,491
Société Générale SCF	1.71	(a)	06/19/14	1,400,000	1,406,523
Statoil ASA	1.95		11/08/18	325,000	322,225
Total Capital	3.00		06/24/15	900,000	932,231
Total Capital Canada Ltd.	1.63		01/28/14	5,075,000	5,079,390
Total Capital Canada Ltd.	0.62	(a)	01/15/16	1,175,000	1,181,211
Total Capital International SA	1.00		08/12/16	2,000,000	2,003,374
TransCanada PipeLines Ltd.	0.88		03/02/15	1,000,000	1,002,907
TransCanada PipeLines Ltd.	0.75		01/15/16	3,575,000	3,566,048
Vodafone Group plc	0.90		02/19/16	850,000	852,976
Vodafone Group plc	0.62	(a)	02/19/16	850,000	849,604
Volkswagen International Finance NV (b)	1.15		11/20/15	650,000	655,275
Total Yankee Bonds (Cost $70,578,693)					71,116,372

ASSET BACKED SECURITIES
(16.2% of portfolio)

Access Group Inc. 01	0.60	(a)	05/25/29	1,511,087	1,365,998
Access Group Inc. 04-A	0.50	(a)	04/25/29	919,222	902,418
Access Group Inc. 05-B	0.47	(a)	07/25/22	507,931	505,076
Ally Master Owner Trust 12-1	0.97	(a)	02/15/17	2,175,000	2,183,700
Ally Master Owner Trust 13-1	0.62	(a)	02/15/18	925,000	924,009
Ally Master Owner Trust 13-1	1.00		02/15/18	925,000	924,255
American Credit Acceptance Receivable 13-1 (b)	1.45		04/16/18	741,573	740,842
Axis Equipment Finance Receivables LLC 12-1 (b)	1.25		03/20/15	27,584	27,625

36	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)

December 31, 2013

	Interest Rate		Maturity Date	Face Amount	Value
(Asset Backed Securities continued)

Axis Equipment Finance Receivables LLC 13-1 (b)	1.75%		03/20/17	$1,360,736	$1,367,560
Bush Truck Leasing LLC II-A (b)	5.00		09/25/18	189,289	188,403
CCR Inc. MT-100 Payment Rights Master Trust 12-C (b)	4.75		07/10/22	1,750,000	1,722,788
CIT Marine Trust 99-A	6.25		11/15/19	61,531	62,266
Community Reinvestment Revenue Notes 19 (b)	4.68		08/01/35	393,792	386,346
CPS Auto Trust 11-A (b)	2.82		04/16/18	331,119	334,923
CPS Auto Trust 11-B (b)	3.68		09/17/18	197,797	201,923
CPS Auto Trust 11-C (b)	4.21		03/15/19	337,572	345,725
CPS Auto Trust 12-A (b)	2.78		06/17/19	287,109	289,650
CPS Auto Trust 13-A (b)	1.31		06/15/20	1,081,355	1,064,168
CPS Auto Trust 13-B (b)	1.82		09/15/20	1,788,218	1,774,454
CPS Auto Trust 13-C (b)	1.64		04/16/18	3,167,911	3,170,091
CPS Auto Trust 13-D (b)	1.54		07/16/18	650,000	649,947
Credit Acceptance Auto Loan Trust 12-2 (b)	2.21		09/15/20	550,000	552,815
Edlinc Student Loan Funding Trust 12-A (b)	3.17	(a)	10/01/25	5,437,240	5,413,480
First Financial Credit Card Master Note Trust II 10-D (b)	3.72		06/17/19	1,725,000	1,732,852
First Investors Auto Owner Trust 12-1A (b)	1.96		11/15/17	128,523	129,043
Flagship Credit Auto Trust 13-2 (b)	1.94		01/15/19	1,897,082	1,896,924
Ford Credit Floorplan Master Owner Trust 13-5	1.50		09/15/18	3,325,000	3,354,483
Ford Credit Floorplan Master Owner Trust 13-5	0.64	(a)	09/15/18	3,325,000	3,333,156
FRS I LLC 13-1 (b)	1.80		04/15/43	335,775	333,142
HLSS Servicer Advance Receivable 13-T5 (b)	1.98		08/15/46	1,375,000	1,375,688
HLSS Servicer Advance Receivable 13-T7 (b)	1.78		11/15/46	1,300,000	1,297,790
KeyCorp Student Loan Trust 00-A	0.56	(a)	05/25/29	1,312,256	1,213,083
KeyCorp Student Loan Trust 00-B	0.55	(a)	07/25/29	1,290,729	1,080,098
KeyCorp Student Loan Trust 01-A	0.52	(a)	06/27/31	667,133	592,842
KeyCorp Student Loan Trust 04-A	0.54	(a)	10/28/41	1,767,739	1,738,979
KeyCorp Student Loan Trust 04-A	0.67	(a)	01/27/43	759,570	663,523
KeyCorp Student Loan Trust 05-A	0.48	(a)	09/28/26	381,269	379,920
KeyCorp Student Loan Trust 05-A	0.65	(a)	09/27/40	644,963	554,651
KeyCorp Student Loan Trust 06-A	0.44	(a)	06/27/29	2,897,608	2,856,184
Marriott Vacation Club Owners Trust 08-1A (b)	7.20		05/20/30	173,644	186,178
National Collegiate Student Loan Trust 04-1	0.51	(a)	06/25/27	2,426,081	2,324,537
National Collegiate Student Loan Trust 05-1	0.30	(a)	10/26/26	51,407	51,275
National Collegiate Student Loan Trust 05-3	0.40	(a)	07/25/28	373,463	363,427
National Collegiate Student Loan Trust 06-1	0.35	(a)	05/25/26	423,801	415,051
Nationstar Mortgage Advance Receivables Trust 13-T2 (b)	1.68		06/20/46	1,750,000	1,747,340
Santander Drive Auto Receivables Trust 11-2	2.66		01/15/16	1,388,570	1,396,021
SLC Student Loan Trust 06-A	0.54	(a)	07/15/36	3,275,000	2,998,030
SLC Student Loan Trust 06-A	0.69	(a)	07/15/36	6,250,000	5,040,206
SLM Student Loan Trust 03-B	0.64	(a)	03/15/22	6,413,769	6,273,718
SLM Student Loan Trust 04-A	0.44	(a)	03/16/20	685,268	678,838
SLM Student Loan Trust 04-B	0.44	(a)	06/15/21	901,630	890,981
SLM Student Loan Trust 04-B	0.57	(a)	03/15/24	5,275,000	4,756,926
SLM Student Loan Trust 05-A	0.38	(a)	12/15/20	69,959	69,640
SLM Student Loan Trust 05-A	0.44	(a)	06/15/23	3,550,000	3,351,836
SLM Student Loan Trust 06-A	0.38	(a)	06/15/22	933,147	929,721
SLM Student Loan Trust 06-A	0.43	(a)	12/15/23	2,050,000	1,975,429
SLM Student Loan Trust 06-C	0.37	(a)	06/15/21	385,936	385,200
SLM Student Loan Trust 07-A	0.36	(a)	09/15/25	2,404,486	2,295,144
Small Business Administration 02-20K	5.08		11/01/22	59,519	64,550
Small Business Administration 05-10E	4.54		09/01/15	21,439	21,865
SNAAC Auto Receivables Trust 13-1 (b)	1.14		07/16/18	824,965	824,300
Tidewater Auto Receivable Trust 12-A (b)	1.21		08/15/15	271,405	271,382
World Financial Network Credit Card Trust 13-B	0.91		03/16/20	2,075,000	2,061,730
Total Asset Backed Securities (Cost $84,727,507)					87,004,145

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	37

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)

December 31, 2013

MORTGAGE BACKED SECURITIES	Interest Rate		Maturity Date	Face Amount	Value
(4.7% of portfolio)

ABN Amro Mortgage Corp. 03-9	4.52%		08/25/18	$263,684	$260,600
Accredited Mortgage Loan Trust 03-1	4.33	(a)	06/25/33	160,723	139,836
ACE Securities Corp. 06-ASL1	0.45	(a)	02/25/36	475,363	172,181
ACE Securities Corp. 06-GP1	0.42	(a)	02/25/31	85,775	79,419
ACE Securities Corp. 06-SL1	0.49	(a)	09/25/35	161,616	121,187
Adjustable Rate Mortgage Trust 05-10	2.71	(a)	01/25/36	118,212	95,858
American Business Financial Services 02-1	7.01		12/15/32	77,748	61,494
American Home Mortgage Investment Trust 05-01	2.35	(a)	06/25/45	198,817	193,077
American Home Mortgage Investment Trust 05-03	4.97		09/25/35	29,129	29,043
Amresco Residential Securities 98-1	7.57		10/25/27	65,741	67,613
Banc of America Alternative Loan Trust Inc. 07-2	5.75		06/25/37	174,159	128,394
Banc of America Funding Corp. 04-A	5.77	(a)	09/20/34	25,693	25,880
Banc of America Funding Corp. 05-G	5.16	(a)	10/20/35	482,398	467,979
Banc of America Funding Corp. 07-5	6.50		07/25/37	74,826	78,123
Banc of America Mortgage Securities Inc. 02-J	3.56	(a)	09/25/32	3,381	3,378
Banc of America Mortgage Securities Inc. 05-1	5.00		02/25/20	23,490	24,216
Banc of America Mortgage Securities Inc. 05-C	2.92	(a)	04/25/35	52,929	45,664
Bayview Financial Acquisition Trust 06-D	5.93		12/28/36	4,450,000	4,265,418
Bayview Financial Asset Trust 07-SR1A (b)	0.61	(a)	03/25/37	235,076	156,330
Bear Stearns Adjustable Rate Mortgage Trust 04-10	2.70	(a)	01/25/35	338,280	335,326
Bear Stearns Adjustable Rate Mortgage Trust 05-12	5.38	(a)	02/25/36	59,784	55,811
Bear Stearns ALT-A Trust 04-11	2.76	(a)	11/25/34	21,328	18,278
Bear Stearns ALT-A Trust 05-4	2.65	(a)	05/25/35	131,771	124,386
Bear Stearns ALT-A Trust 05-9	5.00	(a)	11/25/35	67,332	51,770
Bear Stearns ALT-A Trust 06-6	2.67	(a)	11/25/36	204,735	149,773
Bear Stearns Asset Backed Securities Trust 03-3	0.76	(a)	06/25/43	64,327	63,601
Bear Stearns Asset Backed Securities Trust 04-HE5	2.04	(a)	07/25/34	272,423	227,821
Bear Stearns Structured Products Inc., 00-1 (b)	10.37	(a)	08/28/33	4,764	4,300
CDC Mortgage Capital Trust 02-HE1	0.79	(a)	01/25/33	417,729	402,928
Chase Mortgage Finance Corp. 05-A1	5.01	(a)	12/25/35	23,318	23,039
Chaseflex Trust 05-2	6.00		06/25/35	131,881	118,424
CITICORP Mortgage Securities, Inc. 07-1	5.50		01/25/22	35,844	36,138
CITICORP Mortgage Securities, Inc. 07-1	5.89	(c)	03/25/37	292,679	287,923
Citigroup Mortgage Loan Trust, Inc. 05-7	2.32	(a)	09/25/35	310,218	232,137
Cityscape Home Equity Loan Trust 96-2	8.10		08/25/26	81,934	81,933
CMO Trust 17	7.25		04/20/18	187	192
Conseco Finance Securitizations Corp. 01-2	6.60		02/01/33	177,815	184,509
Contimortgage Home Equity Loan Trust 95-2	8.10		08/15/25	30,701	30,178
Countrywide Alternative Loan Trust 04-24CB	6.00		11/25/34	69,643	70,286
Countrywide Alternative Loan Trust 05-11CB	5.50		06/25/35	167,087	152,836
Countrywide Alternative Loan Trust 05-43	5.07	(a)	10/25/35	52,238	42,133
Countrywide Asset Backed Certificate 02-S2	5.98		01/25/17	151,345	151,956
Countrywide Asset Backed Certificate 02-S4	5.22	(a)	10/25/17	222,310	222,298
Countrywide Asset Backed Certificate 04-S1	5.12		02/25/35	62,775	64,104
Countrywide Asset Backed Certificate 06-S7	5.71	(a)	11/25/35	144,568	136,104
Countrywide Asset Backed Certificate 07-S1	5.69		11/25/36	144,380	141,416
Countrywide Home Loans 03-49	2.58	(a)	12/19/33	40,817	41,427
Countrywide Home Loans 03-J13	5.25		01/25/24	91,402	89,418
Countrywide Home Loans 05-HYB8	4.44	(a)	12/20/35	152,714	130,103
Countrywide Home Loans 06-HYB5	2.60	(a)	09/20/36	75,124	52,978
Credit Suisse First Boston Mortgage 03-21	4.75		08/25/18	42,540	43,490
Credit Suisse First Boston Mortgage 03-AR24	2.57	(a)	10/25/33	270,952	257,850
Credit Suisse First Boston Mortgage 03-FFA	6.60	(a)	02/25/33	121,080	118,712
Credit Suisse First Boston Mortgage 04-AR3	2.59	(a)	04/25/34	78,523	79,488
Credit Suisse First Boston Mortgage 05-10	5.25		11/25/20	100,078	100,993
Credit Suisse First Boston Mortgage 06-2	5.91	(a)	07/25/36	1,120,000	107,103
DLJ Mortgage Acceptance Corp. 91-3	1.95	(a)	01/25/21	14,778	14,938
Encore Credit Receivables Trust 05-3	5.01	(a)	10/25/35	675,000	635,662
FHLMC 2419	5.50		03/15/17	3,100	3,301
FHLMC 2586	3.50		12/15/32	1,145	1,144

38	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)

December 31, 2013

	Interest Rate		Maturity Date	Face Amount	Value
(Mortgage Backed Securities continued)

FHLMC 2649	4.50%		07/15/18	$155,383	$164,433
FHLMC 780754	2.38	(a)	08/01/33	5,798	6,160
First Alliance Mortgage Loan Trust 94-1	5.85		04/25/25	18,164	18,231
First Alliance Mortgage Loan Trust 94-2	7.63		07/25/25	13,795	14,204
First Horizon Mortgage Alternative Mortgage Securities 04-AA3	2.19	(a)	09/25/34	35,274	34,341
First Horizon Mortgage Pass-Through Trust 05-AR2	2.69	(a)	05/25/35	161,718	147,829
FNMA 03-38	5.00		03/25/23	23,638	24,799
FNMA 03-86	4.50		09/25/18	127,670	135,124
FNMA 813842	1.83	(a)	01/01/35	25,898	27,293
GMAC Mortgage Corp. Loan Trust 06-HE3	5.75		10/25/36	57,305	55,615
GMAC Mortgage Corp. Loan Trust 07-HE1	5.95		08/25/37	1,100,000	945,338
GNMA 02-15	5.50		11/20/31	12,263	12,709
GNMA 03-11	4.00		10/17/29	135,385	142,522
GNMA 03-12	4.50		02/20/32	17,508	18,040
GNMA 03-26	0.62	(a)	04/16/33	17,384	17,515
GNMA 04-17	4.50		12/20/33	30,301	32,272
GNMA 583189	4.50		02/20/17	11,878	12,647
Green Tree Financial Corp. 98-5	6.22		03/01/30	134,652	143,455
GS Mortgage Loan Trust 03-10	2.36	(a)	10/25/33	125,783	123,390
GS Mortgage Loan Trust 05-8F	5.50		10/25/20	45,994	47,275
GS Mortgage Loan Trust 05-AR3	2.87	(a)	05/25/35	93,234	84,526
GS Mortgage Loan Trust 05-AR6	2.66	(a)	09/25/35	68,767	67,711
Home Equity Mortgage Trust 06-1	5.80	(a)	05/25/36	1,224,142	1,063,427
Home Savings of America 9	3.79	(a)	11/25/17	76,982	77,947
Home Savings of America 11	4.83	(a)	01/25/18	87,496	88,498
Household Home Equity Loan Trust 06-2	0.32	(a)	03/20/36	845,881	826,533
IMPAC Secured Assets Corp. 03-3	4.80	(a)	08/25/33	171,998	175,809
Indymac Indx Mortgage Loan Trust 04-AR6	2.57	(a)	10/25/34	11,678	10,984
Indymac Indx Mortgage Loan Trust 05-AR15	4.64	(a)	09/25/35	45,309	39,755
Indymac Residential Mortgage-Backed Trust 05-L1 (g)	0.57	(a)	07/25/13	265,489	91,606
JP Morgan Mortgage Trust 05-A2	5.03	(a)	04/25/35	269,392	265,549
Lehman ABS Manufactured Housing Contract 01-B	4.35		04/15/40	83,769	85,989
Long Beach Mortgage Loan Trust 05-3	0.45	(a)	08/25/45	21,014	20,958
Master Adjustable Rate Mortgages Trust 04-13	2.64	(a)	04/21/34	31,936	32,709
Master Adjustable Rate Mortgages Trust 05-1	5.28	(a)	01/25/35	38,451	38,620
Master Alternative Loans Trust 03-5	6.00		08/25/33	62,496	64,636
Master Asset Backed Securities Trust 07-NCW (b)	0.47	(a)	05/25/37	577,752	504,299
Master Asset Securitization Trust 03-6	5.00		07/25/18	10,703	11,153
Master Asset Securitization Trust 07-1	6.00		10/25/22	43,457	42,654
Merrill Lynch Mortgage Investors Trust 03-A2	1.85	(a)	02/25/33	44,504	44,272
Merrill Lynch Mortgage Investors Trust 06-SL1	0.53	(a)	09/25/36	304,058	281,746
Morgan Stanley Capital Inc. 04-1	5.00		11/25/18	82,628	83,688
Morgan Stanley Mortgage Loan Trust 05-5AR	5.21	(a)	09/25/35	46,416	36,046
Morgan Stanley Mortgage Loan Trust 06-1AR	2.85	(a)	02/25/36	132,763	99,607
Morgan Stanley Mortgage Loan Trust 07-10XS	6.00		07/25/47	611,578	207,077
New Century Home Equity Loan Trust 97-NC5	7.20	(a)	10/25/28	48	48
Nomura Asset Acceptance Corporation 06-AF2	0.27	(a)	08/25/36	187,597	85,503
Nomura Asset Acceptance Corporation 07-1	5.96		03/25/47	233,505	233,264
Oakwood Mortgage Investors, Inc. 99-D	7.84		11/15/29	304,037	295,962
Oakwood Mortgage Investors, Inc. 02-A	0.42	(a)	09/15/14	158,110	138,076
Option One Mortgage Loan Trust 07-FXD1	5.60		01/25/37	87,329	86,941
Option One Mortgage Loan Trust 07-FXD2	5.90		03/25/37	19,938	19,291
Ownit Mortgage Loan Asset Backed Certificate 05-5	0.46	(a)	10/25/36	283,047	270,056
Prime Mortgage Trust 05-2	5.00		07/25/20	50,280	50,847
Residential Accredit Loans, Inc. 02-QS9	0.77	(a)	07/25/32	4,849	4,561
Residential Accredit Loans, Inc. 05-QS5	5.70		04/25/35	42,251	38,808
Residential Accredit Loans, Inc. 06-QS4	6.00		04/25/36	365,876	282,720
Residential Asset Mortgage Products Inc. 02-RS5	4.75		09/25/32	164,211	158,808
Residential Asset Mortgage Products Inc. 03-RZ3	4.62		06/25/33	104,554	99,850
Residential Asset Securitization Trust 04-A3	5.25		06/25/34	58,939	59,257

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	39

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)

December 31, 2013

	Interest Rate		Maturity Date	Face Amount	Value
(Mortgage Backed Securities continued)

Residential Asset Securitization Trust 05-A14	5.50%		12/25/35	$173,445	$148,201
Residential Funding Mortgage Securities 00-HI5	7.98		12/25/25	326,409	303,606
Residential Funding Mortgage Securities 03-HS2	3.88		07/25/33	7,207	7,182
Residential Funding Mortgage Securities I 03-S15	4.50		08/25/18	29,903	30,603
Residential Funding Mortgage Securities I 05-SA2	2.80	(a)	06/25/35	39,822	31,771
Residential Funding Mortgage Securities I 06-SA1	3.88	(a)	02/25/36	40,663	34,609
Ryland Acceptance Corp. 64 E	3.50	(a)	04/01/18	25,414	25,561
SACO I Trust 05-6	0.75	(a)	09/25/35	264,960	260,677
Salomon Brothers Mortgage Securities 97-LB6	6.82		12/25/27	12	12
Structured Adjustable Rate Mortgage Loan Trust 04-3AC	2.37	(a)	03/25/34	23,928	23,569
Structured Adjustable Rate Mortgage Loan Trust 04-4	4.70	(a)	04/25/34	782,281	753,477
Structured Adjustable Rate Mortgage Loan Trust 04-11	2.52	(a)	08/25/34	46,997	46,116
Structured Adjustable Rate Mortgage Loan Trust 04-18	2.50	(a)	12/25/34	89,676	47,742
Structured Adjustable Rate Mortgage Loan Trust 05-11	2.54	(a)	05/25/35	377,443	346,646
Structured Adjustable Rate Mortgage Loan Trust 06-1	2.49	(a)	02/25/36	32,606	28,038
Structured Adjustable Rate Mortgage Loan Trust 06-4	4.95	(a)	05/25/36	102,023	77,617
Structured Adjustable Rate Mortgage Loan Trust 06-4	5.48	(a)	05/25/36	97,578	80,963
Structured Asset Mortgage Investments 04-AR5	2.18	(a)	10/19/34	31,594	30,635
Structured Asset Securities Corp. 98-RF1 (b)	7.20	(a)	04/15/27	34,047	34,629
Structured Asset Securities Corp. 03-37A	2.48	(a)	12/25/33	212,914	208,484
Structured Asset Securities Corp. 04-3	5.29	(a)	03/25/24	151,987	157,079
Terwin Mortgage Trust 04-5HE	1.05	(a)	06/25/35	471,910	442,664
Vanderbilt Mortgage & Finance 03-A	0.82	(a)	05/07/26	249,647	241,566
Vericrest Opportunity Loan Trust 13-3 (b)	3.22		05/27/53	747,944	745,140
Wachovia Mortgage Loan Trust 06-A	2.66	(a)	05/20/36	156,126	153,027
Washington Mutual Mortgage Securities Corp. 04-AR3	2.45	(a)	06/25/34	60,055	60,355
Washington Mutual Mortgage Securities Corp. 04-AR14	2.40	(a)	01/25/35	109,773	109,168
Washington Mutual MSC Mortgage Pass-Through Certificates 03-MS2	5.00		03/25/18	30,932	31,522
Wells Fargo Mortgage Backed Securities Trust 04-B	4.47	(a)	02/25/34	17,656	17,607
Wells Fargo Mortgage Backed Securities Trust 04-BB	2.62	(a)	01/25/35	926	926
Wells Fargo Mortgage Backed Securities Trust 04-E	4.90	(a)	05/25/34	26,799	26,777
Wells Fargo Mortgage Backed Securities Trust 04-EE	2.70	(a)	12/25/34	21,685	21,766
Wells Fargo Mortgage Backed Securities Trust 04-F	4.66	(a)	06/25/34	94,142	95,406
Wells Fargo Mortgage Backed Securities Trust 04-I	2.65	(a)	07/25/34	4,876	4,871
Wells Fargo Mortgage Backed Securities Trust 04-K	2.62	(a)	07/25/34	100,313	100,301
Wells Fargo Mortgage Backed Securities Trust 04-K	4.74	(a)	07/25/34	45,958	46,144
Wells Fargo Mortgage Backed Securities Trust 04-K	4.74	(a)	07/25/34	54,586	54,713
Wells Fargo Mortgage Backed Securities Trust 04-R	2.62	(a)	09/25/34	60,671	61,706
Wells Fargo Mortgage Backed Securities Trust 05-AR14	5.33	(a)	08/25/35	29,517	30,190
Wells Fargo Mortgage Backed Securities Trust 05-AR15	2.62	(a)	09/25/35	224,375	221,814
Wells Fargo Mortgage Backed Securities Trust 05-AR16	5.16	(a)	10/25/35	52,669	51,333
Wells Fargo Mortgage Backed Securities Trust 06-AR4	5.57	(a)	04/25/36	43,708	42,116
Wells Fargo Mortgage Backed Securities Trust 06-AR19	5.37	(a)	12/25/36	26,665	26,164
Total Mortgage Backed Securities (Cost $26,481,188)					25,057,373

MUNICIPAL BONDS
(24.7% of portfolio)

Alaska Housing Finance Corp.	2.80		12/01/26	515,000	505,246
Alaska Housing Finance Corp.	0.97	(a)	06/01/43	5,150,000	5,148,919
Alaska Student Loan Corp.	0.67	(a)	08/25/31	1,382,166	1,362,429
Art Institute of Chicago	1.34		03/01/15	125,000	123,491
Atlantic City NJ	4.00		11/01/16	400,000	427,348
Austin TX	1.58		09/01/17	3,250,000	3,254,258
California, State of	1.05		02/01/16	925,000	927,470
Camden County NJ Improvement Authority	0.80		07/16/14	1,750,000	1,748,320
Casino Reinvestment Development Authority NJ	5.14		06/01/15	725,000	729,495
Colorado State Department of Corrections	2.26		09/01/17	3,375,000	3,394,845

40	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)

December 31, 2013

	Interest Rate		Maturity Date	Face Amount	Value
(Municipal Bonds continued)

Cuyahoga County Ohio Economic Development	3.22%		12/01/14	$1,725,000	$1,761,708
Desert Sands California Unified School District	2.28		06/01/19	375,000	355,553
Downtown Smyrna Development Authority GA	3.21		02/01/15	100,000	101,961
Energy Northwest, WA	1.06		07/01/15	350,000	351,001
Energy Northwest, WA	2.15		07/01/18	850,000	847,952
Florida Hurricane Catastrophe Fund Finance Corp.	1.30		07/01/16	1,750,000	1,752,013
Illinois Housing Development Authority	5.50		12/01/14	95,000	96,261
Illinois Housing Development Authority	1.14		01/01/16	375,000	371,539
Illinois Municipal Electric Agency	3.20		02/01/14	890,000	891,282
Illinois, State of	2.00		01/01/14	3,025,000	3,025,000
Illinois, State of	4.03		03/01/14	825,000	829,150
Illinois, State of	1.10		04/01/14	2,650,000	2,650,954
Illinois, State of	4.51		03/01/15	1,645,000	1,704,681
Illinois, State of Sales Tax Revenue	1.36		06/15/16	2,200,000	2,198,416
Indiana Bond Bank	1.48		01/15/17	1,285,000	1,283,175
Indiana Bond Bank	2.08		01/15/19	300,000	293,202
Indianapolis, Indiana Local Public Improvement Bond Bank	1.19		06/01/15	325,000	325,059
Indianapolis, Indiana Local Public Improvement Bond Bank	1.58		06/01/16	600,000	597,090
Irvine Ranch Water District California Joint Powers Agency	2.61		03/15/14	500,000	502,225
Jackson Tennessee Energy Authority	1.15		04/01/16	400,000	395,872
Jersey City, NJ	1.51		09/01/16	950,000	943,578
Jobsohio Beverage System, OH	1.57		01/01/17	925,000	919,358
Kentucky Asset/Liability Commission	2.94		04/01/14	955,000	960,482
Lehigh County Authority PA	3.44		12/01/18	3,825,000	3,763,303
Louisa Virginia Industrial Development Authority	2.50	(a)	09/01/30	2,635,000	2,645,145
Louisiana State Gas & Fuels Tax	3.00	(a)	05/01/43	550,000	551,166
Louisiana State Local Government Environmental Facilities & Community Development Authority	1.11		02/01/16	99,215	99,269
Massachusetts Housing Finance Agency	1.17		12/01/15	425,000	424,333
Massachusetts Housing Finance Agency	1.31		06/01/16	275,000	272,385
Massachusetts Municipal Wholesale Electric Company	0.12	(a)	07/01/14	75,000	74,251
Miami Dade County Florida Educational Facilities Authority	1.29		04/01/15	325,000	324,369
Monroe County Michigan Economic Development Corp.	2.35	(a)	10/01/24	1,000,000	1,003,450
New Jersey Economic Development Authority	3.61		09/01/14	650,000	663,780
New Jersey Economic Development Authority	0.00	(d)	02/15/16	6,675,000	6,418,079
New Jersey Economic Development Authority	1.06		03/01/16	1,400,000	1,388,688
New Jersey Economic Development Authority	0.00	(d)	02/15/17	950,000	881,115
New Jersey Economic Development Authority	0.00	(d)	02/15/18	1,000,000	881,120
New Jersey Economic Development Authority	0.00	(d)	02/15/20	10,450,000	8,166,779
New Orleans Louisiana	2.12		09/01/17	825,000	811,610
New Orleans Louisiana	2.80		09/01/19	1,725,000	1,664,280
New York City, NY Transitional Finance Authority	1.80		08/01/18	1,475,000	1,446,060
New York City, NY Transitional Finance Authority	1.85		05/01/19	2,025,000	1,947,847
New York City, NY Transitional Finance Authority	2.75		11/01/20	2,695,000	2,628,110
North Carolina Housing Finance Agency	4.00		01/01/30	2,025,000	1,977,048
North Carolina State Education Assistance Authority	0.96	(a)	07/25/39	1,153,376	1,154,748
Oakland California Redevelopment Agency	7.25		09/01/15	400,000	418,692
Oklahoma Student Loan Authority	0.69	(a)	02/25/32	1,280,037	1,268,005
Oregon School Boards Association	0.00	(d)	06/30/15	4,050,000	3,979,530
Orleans Parish School Board, Louisiana	1.85		02/01/14	750,000	750,270
Pasadena California Pension Obligation	1.76	(a)	05/15/41	800,000	802,336
Pennsylvania Higher Education Assistance Agency (b)	0.71	(a)	05/25/27	500,789	498,786
Philadelphia Pennsylvania Authority for Industrial Development	0.00	(d)	04/15/14	785,000	779,850
Philadelphia Pennsylvania Authority for Industrial Development	0.00	(d)	04/15/15	4,075,000	3,942,114
Philadelphia Pennsylvania Authority for Industrial Development	0.00	(d)	04/15/20	5,285,000	3,921,787
Puerto Rico, Commonwealth of	5.00		07/01/14	1,275,000	1,280,368
Puerto Rico, Commonwealth of	5.00		07/01/15	1,325,000	1,337,521
Puerto Rico, Commonwealth of	5.50		07/01/16	750,000	767,332
Puerto Rico Highway & Transportation Authority	5.50		07/01/16	875,000	895,221
Puerto Rico Highway & Transportation Authority	6.25		07/01/21	2,400,000	2,509,224

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	41

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)

December 31, 2013

	Interest Rate/Yield		Maturity Date	Face Amount	Value
(Municipal Bonds continued)

Puerto Rico Municipal Finance Agency	5.00%		08/01/14	$1,095,000	$1,100,344
Puerto Rico Sales Tax Financing Corp.	5.25		08/01/19	3,175,000	3,113,405
Puerto Rico Sales Tax Financing Corp.	4.38		08/01/20	755,000	699,613
San Antonio Texas Airport System	3.20		07/01/14	550,000	555,533
South Carolina Student Loan Corp.	0.36	(a)	12/01/20	775,000	759,926
Stockton California Pension Obligation	5.14		09/01/17	1,420,000	1,407,291
Utah Infrastructure Agency	3.20		10/15/16	510,000	527,743
Utility Debt Securitization Authority, NY	2.04		06/15/21	250,000	247,475
Vermont Student Assistance Corp.	0.87	(a)	07/28/34	1,595,514	1,590,329
Village of Rosemont Illinois	1.25		12/01/14	2,200,000	2,199,604
Village of Rosemont Illinois	2.14		12/01/16	1,375,000	1,358,472
Village of Rosemont Illinois	2.77		12/01/18	1,375,000	1,325,115
Virginia Housing Development Authority	1.11		10/01/16	550,000	544,087
Washington Economic Development Finance Authority	2.90		10/01/14	1,850,000	1,862,894
Washington Economic Development Finance Authority	3.20		10/01/15	2,350,000	2,390,349
Wayne County Michigan	3.50		06/01/15	4,600,000	4,603,174
Wayne County Michigan	3.75		12/01/15	2,000,000	1,989,380
Wayne County Michigan	2.50		12/01/15	900,000	895,662
Wayne County Michigan Building Authority	6.22		12/01/14	665,000	672,395
Wayne County Michigan Building Authority	6.82		12/01/15	730,000	733,993
Wayne County Michigan Building Authority	7.33		12/01/16	740,000	739,719
Total Municipal Bonds (Cost $132,639,742)					132,433,807

U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(3.6% of portfolio)

Overseas Private Investment Corp.	3.50	(f)	05/02/16	1,000,000	1,158,203
Overseas Private Investment Corp.	3.56	(e)	04/23/17	1,000,000	1,205,353
Overseas Private Investment Corp.	1.50	(f)	11/17/17	1,100,000	1,094,624
Overseas Private Investment Corp.	1.55	(f)	03/15/18	1,120,000	1,170,608
Overseas Private Investment Corp.	0.83	(f)	11/08/19	1,375,000	1,371,271
Overseas Private Investment Corp.	1.34	(f)	11/20/19	1,000,000	1,035,037
Overseas Private Investment Corp.	1.50	(f)	11/15/20	1,075,000	1,051,673
U.S. Department of Housing & Urban Development	6.07		08/01/21	103,000	101,358
U.S. Department of Housing & Urban Development	6.12		08/01/22	597,000	583,244
U.S. Treasury Notes	2.00		04/30/16	10,000,000	10,345,310
Total U.S. Government and Agency Obligations (Cost $19,137,615)					19,116,681

COMMERCIAL PAPER
(16.6% of portfolio)

Commonwealth Edison Co. (b)	0.33		01/07/14	5,000,000	4,999,725
Eni Finance USA Inc. (b)	0.30		01/07/14	24,750,000	24,748,762
FMC Corp. (b)	0.29		01/02/14	5,000,000	4,999,960
Hitachi America Capital LTD (b)	0.30		01/27/14	9,000,000	8,998,050
Institutional Secured Funding LLC (b)	0.35		01/09/14	7,550,000	7,549,413
Institutional Secured Funding LLC (b)	0.32		01/14/14	18,750,000	18,747,833
Louisville Gas & Electric Co. (b)	0.24		01/21/14	10,000,000	9,998,666
National Grid USA (b)	0.35		01/22/14	2,000,000	1,999,592
South Jersey Gas Co.(b)	0.24		01/13/14	1,000,000	999,920
South Jersey Gas Co.(b)	0.28		01/14/14	6,125,000	6,124,381
Total Commercial Paper (Cost $89,166,302)					89,166,302

42	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)

December 31, 2013

MONEY MARKET ACCOUNT	Yield		Shares	Value
(2.1% of portfolio)

State Street Institutional Liquid Reserves Fund	0.06	%(h)	11,198,236	$11,198,236
Total Money Market Account (Cost $11,198,236)				11,198,236
TOTAL INVESTMENTS IN SECURITIES (Cost $534,322,965)—100%				$536,593,086

(a)	Variable coupon rate as of December 31, 2013.
(b)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The securities have been determined to be liquid under criteria established by the Fund’s Board of Directors. The total of such securities at period-end amounts to $138,005,594 and represents 25.7% of total investments.
(c)	Step coupon security, the current rate may be adjusted upwards before maturity date.
(d)	Zero coupon security, purchased at a discount.
(e)	Interest is paid at maturity.
(f)	Interest is paid at put date.
(g)	Security did not mature on maturity date. While additional principal and interest have been received past the maturity date, the amount and timing of future payments is uncertain.
(h)	7-day yield at December 31, 2013.

plc—Public Limited Company

SA—Sociedad Anónima or Société Anonyme

NV—Naamloze Vennottschap

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	43

PORTFOLIO OF INVESTMENTS: Stock Index Fund

December 31, 2013

	Cost	Value
Investment in S&P 500 Stock Master Portfolio	$48,885,160	$103,366,407

Substantially all the assets of the Stock Index Fund are invested in the S&P 500 Stock Master Portfolio managed by BlackRock Fund Advisors. As of December 31, 2013, the Stock Index Fund’s ownership interest in the S&P 500 Stock Master Portfolio was 1.96%. See the Appendix for the S&P 500 Stock Master Portfolio’s holdings information.

44	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Value Fund

December 31, 2013

COMMON STOCKS	Shares	Value

(95.2% of portfolio)

CONSUMER DISCRETIONARY—6.7%
Auto Components
Cooper Tire & Rubber Co.	440,000	$10,577,600
Distributors
Genuine Parts Co.	315,400	26,238,126
Multiline Retail
Dillard’s, Inc. (Class A)	182,700	17,760,267
Total Consumer Discretionary		54,575,993

CONSUMER STAPLES—4.2%
Food Products
Dean Foods Co. (a)	394,900	6,788,331
J.M. Smucker Co. (The)	148,853	15,424,148
WhiteWave Foods Co. (The) (Class A) (a)	532,427	12,213,875
Total Consumer Staples		34,426,354

ENERGY—14.7%
Energy Equipment & Services
Baker Hughes Inc.	187,000	10,333,620
Oil, Gas, & Consumable Fuels
Chevron Corp.	205,000	25,606,550
ConocoPhillips	317,000	22,396,050
Marathon Oil Corp.	461,000	16,273,300
Marathon Petroleum Corp.	189,000	17,336,970
Phillips 66	159,500	12,302,235
QEP Resources, Inc.	382,400	11,720,560
Questar Corp.	169,814	3,904,024
Total Energy		119,873,309

FINANCIALS—9.2%
Commercial Banks
Commerce Bancshares, Inc.	33,046	1,484,096
Wells Fargo & Co.	191,000	8,671,400
Diversified Financial Services
Bank of America Corp.	475,200	7,398,864
JPMorgan Chase & Co.	442,600	25,883,248
Insurance
Allstate Corp. (The)	369,000	20,125,260
Chubb Corp. (The)	122,000	11,788,860
Total Financials		75,351,728

HEALTH CARE—21.1%
Health Care Equipment & Supplies
Abbott Laboratories	399,000	15,293,670
Covidien plc	207,600	14,137,560
Pharmaceuticals
AbbVie Inc.	399,000	21,071,190
Bristol-Myers Squibb Co.	794,700	42,238,305
GlaxoSmithKline plc ADR	354,000	18,900,060
Hospira, Inc. (a)	379,400	15,661,632
Mallinckrodt plc (a)	25,950	1,356,147
Merck & Co., Inc.	193,194	9,669,360
Pfizer Inc.	1,107,000	33,907,410
Total Health Care		172,235,334

	Shares	Value

INDUSTRIALS—20.1%
Airlines
Southwest Airlines Co.	844,100	$15,902,844
Commercial Services & Supplies
Avery Dennison Corp.	520,000	26,098,800
Industrial Conglomerates
General Electric Co.	1,039,000	29,123,170
Honeywell International Inc.	281,100	25,684,107
Tyco International Ltd.	164,850	6,765,444
Machinery
Flowserve Corp.	285,900	22,537,497
Parker-Hannifin Corp.	246,400	31,696,896
Distributors
Applied Industrial Technologies, Inc.	130,500	6,406,245
Total Industrials		164,215,003

INFORMATION TECHNOLOGY—13.1%
Communications Equipment
Cisco Systems, Inc.	1,268,500	28,477,825
Computers & Peripherals
Hewlett-Packard Co.	876,900	24,535,662
Electronic Equipment, Instruments & Components
TE Connectivity Ltd.	262,850	14,485,663
IT Services
Leidos Holdings Inc.	150,750	7,008,367
Science Appliations International Corp.	86,142	2,848,716
Semiconductors & Semiconductor Equipment
Intel Corp.	1,135,000	29,464,600
Total Information Technology		106,820,833

MATERIALS—6.1%
Chemicals
Dow Chemical Co. (The)	711,900	31,608,360
Containers & Packaging
Bemis Co., Inc.	433,600	17,760,256
Total Materials		49,368,616
Total Common Stocks (Cost $404,016,661)		776,867,170

MONEY MARKET ACCOUNT
(4.8% of portfolio)

State Street Institutional Liquid Reserves Fund, 0.06% (b)	39,427,105	39,427,105
Total Money Market Account (Cost $39,427,105)		39,427,105
TOTAL INVESTMENTS IN SECURITIES (Cost $443,443,766)—100%		$816,294,275

(a)	Non-income producing.

(b)	7-day yield at December 31, 2013.

plc—Public Limited Company

ADR—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	45

PORTFOLIO OF INVESTMENTS: Growth Fund

December 31, 2013

COMMON STOCKS	Shares	Value

(98.3% of portfolio)

CONSUMER DISCRETIONARY—23.9%
Automobiles
Tesla Motors, Inc. (a)	2,800	$421,064
Hotels, Restaurants & Leisure
Chipotle Mexican Grill Inc. (a)	1,700	905,726
Ctrip.com International Ltd. (a)	9,500	471,390
Hilton Worldwide Holdings Inc. (a)	3,400	75,650
Las Vegas Sands Corp.	19,600	1,545,852
MGM Resorts International (a)	16,300	383,376
Starbucks Corp.	16,000	1,254,240
Wynn Resorts, Ltd.	4,300	835,103
Household Durables
D.R. Horton, Inc.	31,200	696,384
Internet & Catalog Retail
Amazon.com, Inc. (a)	9,700	3,868,263
Netflix, Inc. (a)	1,700	625,889
priceline.com Inc. (a)	2,000	2,324,800
Media
Discovery Communications, Inc. (a)	8,900	746,354
Twenty-First Century Fox, Inc.	24,500	861,910
Multiline Retail
Dollar Tree, Inc. (a)	8,800	496,496
Specialty Retail
Fossil, Inc. (a)	3,450	413,793
Lowe’s Cos., Inc.	23,800	1,179,290
lululemon athletica Inc. (a)	1,800	106,254
Tractor Supply Co.	9,600	744,768
Total Consumer Discretionary		17,956,602

CONSUMER STAPLES—3.1%
Beverages
Green Mountain Coffee Roasters, Inc. (a)	2,100	158,718
PepsiCo, Inc.	8,500	704,990
Food & Staples Retailing
Whole Foods Market, Inc.	10,000	578,300
Household Products
Procter & Gamble Co. (The)	11,100	903,651
Total Consumer Staples		2,345,659

ENERGY—3.9%
Oil, Gas,& Consumable Fuels
Antero Resources Corp. (a)	4,000	253,760
Pioneer Natural Resources Co.	6,900	1,270,083
Range Resources Corp.	16,132	1,360,089
Total Energy		2,883,932

FINANCIALS—4.1%
Capital Markets
Morgan Stanley	29,500	925,120
State Street Corp.	15,900	1,166,901
TD Ameritrade Holding Corp.	32,300	989,672
Total Financials		3,081,693

	Shares	Value

HEALTH CARE—16.2%
Biotechnology
Alexion Pharmaceuticals Inc. (a)	5,300	$705,218
Biogen Idec Inc. (a)	5,190	1,451,903
Celgene Corp. (a)	7,950	1,343,232
Gilead Sciences, Inc. (a)	41,600	3,126,240
Regeneron Pharmaceuticals, Inc. (a)	1,800	495,432
Vertex Pharmaceuticals, Inc. (a)	3,000	222,900
Health Care Equipment & Supplies
Intuitive Surgical, Inc. (a)	700	268,856
Health Care Providers & Services
Cardinal Health, Inc.	9,800	654,738
McKesson Corp.	10,900	1,759,260
Unitedhealth Group Inc.	14,100	1,061,730
Pharmaceuticals
Valeant Pharmaceuticals International, Inc. (a)	8,800	1,033,120
Total Health Care		12,122,629

INDUSTRIALS—14.5%
Aerospace & Defense
Boeing Co. (The)	14,400	1,965,456
Precision Castparts Corp.	7,800	2,100,540
United Technologies Corp.	4,500	512,100
Airlines
United Continental Holdings Inc. (a)	23,300	881,439
Air Freight & Logistics
FedEx Corp.	9,100	1,308,307
Machinery
Danaher Corp.	25,700	1,984,040
Flowserve Corp.	6,100	480,863
Road & Rail
Kansas City Southern	4,200	520,086
Wabtec Corp.	8,100	601,587
Trading Companies & Distributors
Fastenal Co.	11,500	546,365
Total Industrials		10,900,783

INFORMATION TECHNOLOGY—25.9%
Communications Equipment
Juniper Networks, Inc. (a)	60,300	1,360,971
QUALCOMM, Inc.	12,600	935,550
Computers & Peripherals
Apple Inc.	2,185	1,226,025
Internet Software & Services
Akamai Technologies, Inc. (a)	16,300	769,034
Baidu, Inc. ADR (a)	5,300	942,764
eBay Inc. (a)	14,300	784,927
Facebook, Inc. (a)	19,900	1,087,734
Google Inc. (Class A) (a)	3,850	4,314,733
LinkedIn Corp. (a)	2,200	477,026
Twitter, Inc. (a)	2,000	127,300
IT Services
Cognizant Technology Solutions Corp., (Class A) (a)	10,600	1,070,388
MasterCard Inc. (Class A)	2,315	1,934,090

46	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Growth Fund (continued)

December 31, 2013

	Shares	Value

(Common Stocks continued)

ServiceNow, Inc. (a)	7,200	$403,272
Vantiv, Inc. (Class A) (a)	9,500	309,795
Visa Inc., Class A	6,400	1,425,152
Software
NetSuite Inc. (a)	3,100	319,362
Red Hat, Inc. (a)	10,500	588,420
salesforce.com, Inc. (a)	18,400	1,015,496
Workday, Inc. (a)	3,900	324,324
Total Information Technology		19,416,363

MATERIALS—3.9%
Chemicals
Ecolab Inc.	6,700	698,609
Praxair Inc.	7,630	992,129
Sherwin-Williams Co.	4,750	871,625
Construction Materials
Vulcan Materials Co.	6,600	392,172
Total Materials		2,954,535

TELECOMMUNICATION SERVICES—2.8%
Wireless Telecommunication Services
Crown Castle International Corp. (a)	28,500	2,092,755
Total Telecommunication Services		2,092,755
Total Common Stocks (Cost $51,390,124)		73,754,951

MONEY MARKET ACCOUNT	Shares	Value
(1.7% of portfolio)

State Street Institutional Liquid Reserves Fund, 0.06% (b)	1,245,504	$1,245,504
Total Money Market Account (Cost $1,245,504)		1,245,504
TOTAL INVESTMENTS IN SECURITIES (Cost $52,635,628)—100%		$75,000,455

(a)	Non-income producing.

(b)	7-day yield at December 31, 2013.

ADR—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	47

PORTFOLIO OF INVESTMENTS: Small-Company Stock Fund

December 31, 2013

COMMON STOCKS	Shares	Value

(86.2% of portfolio)

CONSUMER DISCRETIONARY—13.7%
Auto Components
Cooper Tire & Rubber Co.	919,922	$22,114,925
Diversified Consumer Services
Matthews International Corp. (Class A)	317,842	13,543,248
Multiline Retail
Nordstrom, Inc.	90,000	5,562,000
Restaurants
BJ’s Restuarants, Inc. (a)	204,117	6,339,874
Brinker International, Inc.	200,000	9,268,000
Cracker Barrel Old Country Store, Inc.	210,209	23,137,705
Wendy’s Co. (The)	2,040,260	17,791,067
Specialty Retail
Francesca’s Holdings Corp. (a)	767,798	14,135,161
Sally Beauty Holdings, Inc. (a)	114,000	3,446,220
Total Consumer Discretionary		115,338,200

CONSUMER STAPLES—10.1%
Food Distribution
Core-Mark Holding Company, Inc.	125,397	9,521,394
United Natural Foods, Inc. (a)	159,600	12,032,244
Food Products
Dean Foods Co. (a)	287,500	4,942,125
J.M. Smucker Co. (The)	40,868	4,234,742
WhiteWave Foods Co. (The) (Class A) (a)	402,509	9,233,556
Food & Staples Retailing
Fred’s, Inc. (Class A)	1,441,175	26,690,561
Harris Teeter Supermarkets, Inc.	379,152	18,711,151
Total Consumer Staples		85,365,773

ENERGY—1.7%
Energy Equipment & Services
Helmerich & Payne, Inc.	35,000	2,942,800
Oil, Gas, & Consumable Fuels
Cimarex Energy Co.	59,400	6,231,654
QEP Resources, Inc.	26,600	815,290
Questar Corp.	26,600	611,534
SM Energy Co.	49,000	4,072,390
Total Energy		14,673,668

FINANCIALS—14.3%
Commercial Banks
Cardinal Financial Corp.	997,141	17,948,538
Middleburg Financial Corp.	97,700	1,762,508
National Bankshares, Inc. (Virginia)	270,402	9,975,130
National Penn Bancshares, Inc.	274,543	3,110,572
Southcoast Financial Corp. (a)	74,730	444,644
Texas Capital Bancshares, Inc. (a)	483,917	30,099,637
Valley National Bancorp	1,225,799	12,405,086
Consumer Finance
Encore Capital Group, Inc. (a)	456,630	22,950,224
Diversified Financial Services
UMB Financial Corp.	343,244	22,063,724
Total Financials		120,760,063

	Shares	Value

HEALTH CARE—2.0%
Health Care Equipment & Supplies
STERIS Corp.	342,112	$16,438,482
Total Health Care		16,438,482

INDUSTRIALS—26.2%
Aerospace & Defense
Huntington Ingalls Industries, Inc.	157,208	14,150,292
Triumph Group, Inc.	136,800	10,406,376
Construction & Engineering
Dycom Industries, Inc. (a)	799,345	22,213,798
Orion Marine Group, Inc. (a)	781,365	9,399,821
Distributors
Applied Industrial Technologies, Inc.	624,618	30,662,498
Electrical Equipment
Rofin-Sinar Technologies Inc. (a)	931,499	25,169,103
Industrial Conglomerates
Carlisle Companies Inc.	125,600	9,972,640
CLARCOR Inc.	87,100	5,604,885
Standex International Corp.	19,500	1,226,160
Machinery
Flowserve Corp.	43,500	3,429,105
Gorman-Rupp Co. (The)	541,160	18,090,979
Manitowoc Co., Inc. (The)	759,400	17,709,208
Regal Beloit Corp.	58,500	4,312,620
Road & Rail
Knight Transportation, Inc.	1,282,082	23,513,384
Werner Enterprises, Inc.	1,046,006	25,867,728
Total Industrials		221,728,597

INFORMATION TECHNOLOGY—8.7%
Communications Equipment
Belden Inc.	292,585	20,612,613
Computers & Peripherals
Western Digital Corp.	70,000	5,873,000
IT Services
Cass Information Systems, Inc.	102,321	6,891,319
Computer Services, Inc.	472,346	15,681,887
ManTech International Corp.	829,379	24,823,314
Total Information Technology		73,882,133

MATERIALS—9.5%
Chemicals
American Vanguard Corp.	501,511	12,181,702
Olin Corp.	1,042,465	30,075,115
PolyOne Corp.	514,106	18,173,647
Polypore International, Inc. (a)	107,200	4,170,080
Westlake Chemical Corp.	115,700	14,123,499
Containers & Packaging
Myers Industries, Inc.	88,274	1,864,347
Total Materials		80,588,390
Total Common Stocks (Cost $483,197,020)		728,775,306

48	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Small-Company Stock Fund (continued)

December 31, 2013

EXCHANGE TRADED FUNDS	Shares	Value

(9.5% of portfolio)

iShares Russell 2000 Value	407,037	$40,500,182
iShares Core S&P Small-Cap	365,000	39,861,650
Total Exchange Traded Funds (Cost $60,110,281)		80,361,832

MONEY MARKET ACCOUNT	Shares	Value
(4.3% of portfolio)

State Street Institutional Liquid Reserves Fund, 0.06% (b)	36,541,614	$36,541,614
Total Money Market Account (Cost $36,541,614)		36,541,614
TOTAL INVESTMENTS IN SECURITIES (Cost $579,848,915)—100%		$845,678,752

(a)	Non-income producing.
(b)	7-day yield at December 31, 2013.

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	49

PORTFOLIO OF INVESTMENTS: International Value Fund

December 31, 2013

COMMON STOCKS	Shares	Value
(96.2% of portfolio)

BRAZIL—0.8%
Petroleo Brasileiro SA - ADR	129,225	$1,780,721
Total Brazil		1,780,721

BRITAIN—11.4%
BAE Systems plc	760,050	5,483,602
HSBC Holdings plc - ADR	75,550	4,165,072
Tesco plc	756,650	4,201,929
Vodafone Group plc	1,048,724	4,129,025
WPP Group plc	284,250	6,510,444
Total Britain		24,490,072

CANADA—1.7%
Encana Corp.	202,550	3,656,027
Total Canada		3,656,027

CHINA—0.9%
Guangzhou Automobile Group Co., Ltd.	1,829,150	2,005,044
Total China		2,005,044

DENMARK—2.0%
Danske Bank Group (a)	182,150	4,184,287
Total Denmark		4,184,287

FRANCE—12.8%
AXA SA	204,300	5,689,263
Cap Gemini SA	59,550	4,030,664
Christian Dior SA	22,250	4,211,500
Compagnie de Saint-Gobain SA	99,628	5,488,209
GDF SUEZ SA	166,050	3,905,399
Total SA	66,750	4,097,076
Total France		27,422,111

GERMANY—7.0%
Daimler AG REG	71,300	6,187,729
Deutsche Böerse AG	57,200	4,740,388
ThyssenKrupp AG (a)	161,850	3,946,722
Total Germany		14,874,839

HONG KONG—3.4%
Hutchison Whampoa Ltd.	369,325	5,037,108
New World Development Co. Ltd.	1,762,475	2,238,579
Total Hong Kong		7,275,687

ITALY—7.0%
Assicurazioni Generali SpA	181,150	4,255,984
Eni SpA	182,275	4,404,429
Intesa Sanpaolo SpA	2,551,625	6,276,231
Total Italy		14,936,644

JAPAN—16.6%
Bridgestone Corp.	114,500	4,338,047
Daiwa Securities Group Inc.	402,535	4,031,606
LIXIL Group Corp.	88,075	2,417,865
Mori Seiki Co., Ltd.	192,750	3,473,572

	Shares	Value
(Common Stocks continued)

MS & AD Insurance Group Holdings, Inc.	223,055	$5,995,488
Nippon Sheet Glass Co. Ltd. (a)	1,671,350	2,179,206
Nissan Motor Co., Ltd.	449,200	3,764,297
Sumitomo Corp.	359,700	4,520,756
Sumitomo Mitsui Trust Holdings, Inc.	926,900	4,904,425
Total Japan		35,625,262

NETHERLANDS—6.4%
AEGON NV	868,150	8,227,045
DSM NV	68,100	5,359,358
Total Netherlands		13,586,403

PORTUGAL—2.0%
Banco Espirito Santo SA (a)	3,063,675	4,375,309
Total Portugal		4,375,309

REPUBLIC OF SOUTH KOREA—3.7%
Posco	13,550	4,216,250
SK Telecom Co., Ltd.	9,032	1,976,556
SK Telecom Co., Ltd. - ADR	69,406	1,708,776
Total Republic of South Korea		7,901,582

SINGAPORE—1.8%
Keppel Corp. Ltd.	432,210	3,839,170
Total Singapore		3,839,170

SPAIN—3.6%
Banco Popular Espanol SA	381,650	2,305,224
IBERDROLA SA	833,132	5,316,843
Total Spain		7,622,067

SWITZERLAND—11.6%
Adecco SA REG	61,650	4,894,188
Credit Suisse Group AG	155,795	4,808,356
Givaudan SA REG	2,382	3,407,605
Holcim Ltd.	50,536	3,778,306
Novartis AG REG	48,950	3,923,309
Roche Holding AG	14,150	3,963,785
Total Switzerland		24,775,549

THAILAND—3.5%
Bangkok Bank Public Company Ltd.	275,100	1,497,209
Krung Thai Bank Public Company Ltd.	6,061,875	3,063,637
PTT Public Company Ltd.	337,800	2,946,318
Total Thailand		7,507,164
Total Common Stocks (Cost $163,840,198)		205,857,938

50	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: International Value Fund (continued)

December 31, 2013

MONEY MARKET ACCOUNT	Shares	Value
(3.8% of portfolio)

State Street Institutional Liquid Reserves Fund, 0.06% (b)	8,213,620	$8,213,620
Total Money Market Account (Cost $8,213,620)		8,213,620
TOTAL INVESTMENTS IN SECURITIES (Cost $172,053,818)—100%		$214,071,558

(a)	Non-income producing.

(b)	7-day yield at December 31, 2013.

SA—Sociedad Anónima or Société Anonyme

ADR—American Depositary Receipt

plc—Public Limited Company

AG—Aktiengesellschaft

REG—Registered shares

SpA—Società per Azioni

NV—Naamloze Vennottschap

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	51

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS	Daily Income Fund	Short-Term Government Securities Fund	Short-Term Bond Fund

Investments in securities, at value (cost: $212,396,152; $85,826,590; $534,322,965; $48,885,160; $443,443,766; $52,635,628; $579,848,915; $172,053,818)	$212,396,152	$85,975,482	$536,593,086
Foreign currency (cost $68,191)	—	—	—
Receivables
Investment securities sold	—	—	—
Dividends, interest, and tax reclaims	182,055	229,933	2,176,185
Capital shares sold	114,117	12,965	790,468
Prepaid expenses	24,458	10,951	52,480
Total assets	212,716,782	86,229,331	539,612,219

LIABILITIES

Payables
Investment securities purchased	—	—	2,688,624
Accrued expenses	49,800	29,687	80,389
Due to Board Members	44,110	17,688	78,546
Due to RE Advisers	12,851	43,728	321,618
Due to custodian	229,922	—	—
Capital shares redeemed	72,096	6,174	123,446
Dividends	19	1,550	16,523
Total liabilities	408,798	98,827	3,309,146
NET ASSETS	$212,307,984	$86,130,504	$536,303,073

NET ASSETS CONSIST OF:

Unrealized appreciation of investments	$—	$148,892	$2,270,121
Undistributed (over distributed) net investment income	(44,110)	(18,974)	(78,546)
Undistributed net realized gain (loss) from investments and futures transactions	—	(269)	(462,385)
Paid-in-capital applicable to outstanding shares of 212,352,054 of Daily Income Fund, 16,582,773 of Short-Term Government Securities Fund, 102,790,011 of Short-Term Bond Fund, 7,513,773 of Stock Index Fund, 17,959,936 of Value Fund, 9,470,619 of Growth Fund, 22,929,179 of Small-Company Stock Fund, and 26,436,347 of International Value Fund	212,352,094	86,000,855	534,573,883
NET ASSETS	$212,307,984	$86,130,504	$536,303,073
NET ASSET VALUE PER SHARE	$1.00	$5.19	$5.22

52	Statements of Assets and Liabilities	The accompanying notes are an integral part of these financial statements.

Stock Index Fund	Value Fund	Growth Fund	Small-Company Stock Fund	International Value Fund

$103,366,407	$816,294,275	$75,000,455	$845,678,752	$214,071,558
—	—	—	—	68,191

3,325	—	140,751	—	—
—	1,574,170	19,489	411,127	339,272
31,725	223,340	71,039	3,430,439	923,258
15,743	70,728	14,010	70,616	23,266
103,417,200	818,162,513	75,245,744	849,590,934	215,425,545

—	—	107,489	2,769,339	—
65,915	165,722	42,381	92,874	53,376
14,635	130,773	7,302	53,610	33,598
31,834	407,389	49,295	615,637	157,123
—	—	—	—	—
35,050	560,996	3,006	686,332	118,299
9,406	426,545	9,646	315,724	14,993
156,840	1,691,425	219,119	4,533,516	377,389
$103,260,360	$816,471,088	$75,026,625	$845,057,418	$215,048,156

$54,481,247	$372,850,509	$22,364,827	$265,829,837	$42,029,149
(14,528)	(132,725)	(7,302)	(56,078)	(33,964)

(7,464,743)	(4,691,411)	665,450	(2,665)	(30,283,776)

56,258,384	448,444,715	52,003,650	579,286,324	203,336,747
$103,260,360	$816,471,088	$75,026,625	$845,057,418	$215,048,156
$13.74	$45.46	$7.92	$36.86	$8.13

The accompanying notes are an integral part of these financial statements.	Statements of Assets and Liabilities	53

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME	Daily Income Fund	Short-Term Government Securities Fund	Short-Term Bond Fund

Interest	$236,383	$1,497,543	$11,201,736
Dividends	—	—	—
Allocated from Master Portfolio
Income	—	—	—
Expense	—	—	—
Total investment income	236,383	1,497,543	11,201,736

EXPENSES

Management fees	1,038,445	408,494	2,869,281
Shareholder servicing fees	131,684	67,360	163,784
Custodian and accounting fees	41,190	64,101	178,272
Director and Board meeting expenses	47,279	20,589	103,054
Legal and audit fees	32,320	15,424	68,246
Registration fees	39,038	23,113	40,228
Printing	16,862	9,336	28,190
Insurance	12,494	5,475	25,216
Communication	5,182	2,541	7,778
Other expenses	11,036	10,188	31,581
Administration fees	—	—	—
Total expenses	1,375,530	626,621	3,515,630
Less fees waived and expenses reimbursed by RE Advisers	(1,148,694)	—	—
Net expenses	226,836	626,621	3,515,630
NET INVESTMENT INCOME (LOSS)	9,547	870,922	7,686,106

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) on investments	—	24,920	57,875
Net change in unrealized appreciation (depreciation)	—	(1,430,414)	(702,939)
NET GAIN (LOSS) ON INVESTMENTS	—	(1,405,494)	(645,064)
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$9,547	$(534,572)	$7,041,042

(a)	Represents realized and unrealized gain on investments allocated from the Master Portfolio.
(b)	Includes foreign tax witholding expense of $590,969.

54	Statements of Operations	The accompanying notes are an integral part of these financial statements.

Stock Index Fund		Value Fund	Growth Fund	Small-Company Stock Fund	International Value Fund

$—		$16,806	$1,015	$34,785	$6,059
—		17,870,030	345,534	8,203,572	5,550,166	(b)

1,844,536		—	—	—	—
(43,800)		—	—	—	—
1,800,736		17,886,836	346,549	8,238,357	5,556,225

—		3,563,379	355,633	4,777,877	1,431,337
110,098		394,508	92,895	277,389	103,781
13,798		118,371	38,430	103,769	149,024
14,894		157,492	12,536	124,028	41,512
29,876		102,663	25,126	83,675	43,692
21,476		43,121	21,184	54,593	26,113
20,261		82,276	13,484	58,127	15,622
4,396		36,348	483	23,513	9,916
1,820		25,140	3,840	17,797	4,757
7,621		34,362	2,702	20,547	7,398
219,098		—	—	—	—
443,338		4,557,660	566,313	5,541,315	1,833,152
—		—	(47,401)	—	—
443,338		4,557,660	518,912	5,541,315	1,833,152
1,357,398		13,329,176	(172,363)	2,697,042	3,723,073

124,783	(a)	(2,112,111)	3,654,847	773,592	(2,309,907)
22,343,451	(a)	202,693,851	16,702,576	183,232,225	39,384,440
22,468,234		200,581,740	20,357,423	184,005,817	37,074,533
$23,825,632		$213,910,916	$20,185,060	$186,702,859	$40,797,606

The accompanying notes are an integral part of these financial statements.	Statements of Operations	55

STATEMENTS OF CHANGES IN NET ASSETS

	Daily Income Fund
INCREASE (DECREASE) IN NET ASSETS	Year Ended December 31, 2013	Year Ended December 31, 2012

Operations
Net investment income (loss)	$9,547	$9,263
Net realized gain (loss) on investments	—	—
Net change in unrealized appreciation (depreciation)	—	—
Increase (decrease) in net assets from operations	9,547	9,263
Distributions to Shareholders
Net investment income	(20,433)	(19,966)
Net realized gain on investments	—	—
Return of capital	—	—
Total distributions to shareholders	(20,433)	(19,966)
Capital Share Transactions
Net capital share transactions (See Note 7)	3,791,699	13,365,180
Redemption fees received (See Note 5)	—	—
Total increase (decrease) in net assets from capital transactions	3,791,699	13,365,180
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,780,813	13,354,477
NET ASSETS
Beginning of period	208,527,171	195,172,694
End of period	$212,307,984	$208,527,171
Undistributed (over distributed) net investment income	(44,110)	(33,224)

	Value Fund
INCREASE (DECREASE) IN NET ASSETS	Year Ended December 31, 2013	Year Ended December 31, 2012

Operations
Net investment income (loss)	$13,329,176	$12,447,468
Net realized gain (loss) on investments	(2,112,111)	10,450,324
Net change in unrealized appreciation (depreciation)	202,693,851	49,125,410
Increase (decrease) in net assets from operations	213,910,916	72,023,202
Distributions to Shareholders
Net investment income	(13,365,968)	(12,479,522)
Net realized gain on investments	—	—
Return of capital	—	—
Total distributions to shareholders	(13,365,968)	(12,479,522)
Capital Share Transactions
Net capital share transactions (See Note 7)	15,380,716	210,510
Redemption fees received (See Note 5)	1,579	17,281
Total increase (decrease) in net assets from capital transactions	15,382,295	227,791
TOTAL INCREASE (DECREASE) IN NET ASSETS	215,927,243	59,771,471
NET ASSETS
Beginning of period	600,543,845	540,772,374
End of period	$816,471,088	$600,543,845
Undistributed (over distributed) net investment income	(132,725)	(95,933)

56	Statements of Changes in Net Assets	The accompanying notes are an integral part of these financial statements.

Short-Term Government Securities Fund		Short-Term Bond Fund		Stock Index Fund
Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

$870,922	$1,065,045	$7,686,106	$10,194,968	$1,357,398	$1,195,211
24,920	93,344	57,875	184,328	124,783	646,146
(1,430,414)	133,261	(702,939)	7,179,644	22,343,451	7,712,581
(534,572)	1,291,650	7,041,042	17,558,940	23,825,632	9,553,938

(876,413)	(1,069,833)	(7,715,742)	(10,216,896)	(1,357,830)	(1,173,069)
(26,503)	(94,554)	—	—	—	—
—	—	—	—	—	—
(902,916)	(1,164,387)	(7,715,742)	(10,216,896)	(1,357,830)	(1,173,069)

(6,561,748)	9,443,024	110,496,641	44,581,757	9,278,733	1,288,367
—	—	—	—	120	—
(6,561,748)	9,443,024	110,496,641	44,581,757	9,278,853	1,288,367
(7,999,236)	9,570,287	109,821,941	51,923,801	31,746,655	9,669,236

94,129,740	84,559,453	426,481,132	374,557,331	71,513,705	61,844,469
$86,130,504	$94,129,740	$536,303,073	$426,481,132	$103,260,360	$71,513,705
(18,974)	(12,831)	(78,546)	(54,455)	(14,528)	23,184

Growth Fund		Small-Company Stock Fund		International Value Fund
Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

$(172,363)	$243	$2,697,042	$3,077,614	$3,723,073	$3,824,335
3,654,847	2,216,195	773,592	1,030,085	(2,309,907)	(3,753,490)
16,702,576	3,643,151	183,232,225	46,077,160	39,384,440	26,147,534
20,185,060	5,859,589	186,702,859	50,184,859	40,797,606	26,218,379

—	(2,732)	(2,726,757)	(3,091,883)	(3,630,196)	(3,774,702)
(2,454,343)	(2,511,235)	(775,696)	(927,135)	—	—
—	—	—	—	—	(3,223,967)
(2,454,343)	(2,513,967)	(3,502,453)	(4,019,018)	(3,630,196)	(6,998,669)

15,459,394	6,054,051	271,474,115	153,753,607	8,498,531	5,741,615
123	2,225	9,942	27,777	147	117
15,459,517	6,056,276	271,484,057	153,781,384	8,498,678	5,741,732
33,190,234	9,401,898	454,684,463	199,947,225	45,666,088	24,961,442

41,836,391	32,434,493	390,372,955	190,425,730	169,382,068	144,420,626
$75,026,625	$41,836,391	$845,057,418	$390,372,955	$215,048,156	$169,382,068
(7,302)	(4,676)	(56,078)	(26,363)	(33,964)	(77,417)

The accompanying notes are an integral part of these financial statements.	Statements of Changes in Net Assets	57

FINANCIAL HIGHLIGHTS: Daily Income Fund

For a Share Outstanding Throughout Each Year

	Year Ended December 31,
	2013		2012		2011		2010		2009
NET ASSET VALUE, BEGINNING OF YEAR	$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations
Net investment income	—	(a,b,c)	—	(a,b,c)	—	(a,b,c)	—	(a,b,c)	—	(a,b,c)
Net realized and unrealized gain (loss) on investments	—		—		—		—		—
Total from investment operations	—		—		—		—		—

Distributions
Net investment income	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Net realized gain	—		—		—		—		—
Total distributions	—		—		—		—		—
Redemption fee (d)	—		—		—		—		—
NET ASSET VALUE, END OF YEAR	$1.00		$1.00		$1.00		$1.00		$1.00
TOTAL RETURN	0.01%		0.01%		0.01%		0.01%		0.31%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (thousands)	$212,308		$208,527		$195,173		$187,089		$191,492
Ratio of gross expenses before voluntary expense limitation to average net assets	0.66%		0.67%		0.68%		0.69%		0.73%
Ratio of net investment income to average net assets (a,c)	0.00%		0.00%		0.01%		0.01%		0.30%
Ratio of expenses to average net assets (a,c)	0.11%		0.15%		0.14%		0.24%		0.47%

(a)	Excludes excess investment management fees and other expenses voluntarily waived and reimbursed by RE Advisers.

(b)	Less than $0.01 per share.

(c)	On January 27, 2009, RE Advisers voluntarily and temporarily reduced the amount of the expense limitation from 0.80% to 0.50%. Additionally, effective August 14, 2009, RE Advisers agreed to further waive fees or reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. The temporary waiver continued throughout 2010, 2011, 2012, and 2013.

(d)	The Daily Income Fund does not charge a redemption fee.

58	Financial Highlights	The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Short-Term Government Securities Fund

For a Share Outstanding Throughout Each Year

	Year Ended December 31,
	2013	2012	2011	2010	2009
NET ASSET VALUE, BEGINNING OF YEAR	$5.28	$5.27	$5.26	$5.25	$5.26

Income from investment operations
Net investment income	0.05	0.06	0.09	0.12	0.14	(a)
Net realized and unrealized gain (loss) on investments	(0.09)	0.02	0.01	0.01	—	(b)
Total from investment operations	(0.04)	0.08	0.10	0.13	0.14

Distributions
Net investment income	(0.05)	(0.06)	(0.09)	(0.12)	(0.14)
Net realized gain	— (b)	(0.01)	— (b)	— (b)	(0.01)
Total distributions	(0.05)	(0.07)	(0.09)	(0.12)	(0.15)
Redemption fee (c)	—	—	—	—	—
NET ASSET VALUE, END OF YEAR	$5.19	$5.28	$5.27	$5.26	$5.25
TOTAL RETURN	(0.72)%	1.50%	2.03%	2.57%	2.85%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (thousands)	$86,131	$94,130	$84,559	$76,137	$65,682
Ratio of gross expenses before expense limitation to average net assets	0.69%	0.69%	0.71%	0.75%	0.78%
Ratio of net investment income to average net assets	0.96%	1.19%	1.76%	2.27%	2.73	%(a)
Ratio of expenses to average net assets	0.69%	0.69%	0.71%	0.75%	0.75	%(a)
Portfolio turnover rate	20%	36%	32%	26%	28%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.
(b)	Less than $0.01 per share.

(c)	The Short-Term Government Securities Fund does not charge a redemption fee.

The accompanying notes are an integral part of these financial statements.	Financial Highlights	59

FINANCIAL HIGHLIGHTS: Short-Term Bond Fund

For a Share Outstanding Throughout Each Year

	Year Ended December 31,
	2013	2012	2011	2010	2009
NET ASSET VALUE, BEGINNING OF YEAR	$5.22	$5.12	$5.19	$5.13	$4.72

Income from investment operations
Net investment income	0.08	0.13	0.17	0.23	0.33	(a)
Net realized and unrealized gain (loss) on investments	— (b)	0.10	(0.07)	0.06	0.42
Total from investment operations	0.08	0.23	0.10	0.29	0.75

Distributions
Net investment income	(0.08)	(0.13)	(0.17)	(0.23)	(0.33)
Net realized gain	—	—	—	—	(0.01)
Total distributions	(0.08)	(0.13)	(0.17)	(0.23)	(0.34)
Redemption fee (c)	—	—	—	—	—
NET ASSET VALUE, END OF YEAR	$5.22	$5.22	$5.12	$5.19	$5.13
TOTAL RETURN	1.64%	4.58%	1.90%	5.73%	16.38%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (thousands)	$536,303	$426,481	$374,557	$309,006	$246,420
Ratio of gross expenses before expense limitation to average net assets	0.74%	0.76%	0.77%	0.80%	0.83%
Ratio of net investment income to average net assets	1.61%	2.53%	3.22%	4.38%	6.62	%(a)
Ratio of expenses to average net assets	0.74%	0.76%	0.77%	0.80%	0.80	%(a)
Portfolio turnover rate	32%	44%	31%	38%	52%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.
(b)	Less than $0.01 per share.

(c)	The Short-Term Bond Fund does not charge a redemption fee.

60	Financial Highlights	The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Stock Index Fund

For a Share Outstanding Throughout Each Year

	Year Ended December 31,
	2013	2012	2011	2010	2009
NET ASSET VALUE, BEGINNING OF YEAR	$10.57	$9.32	$9.31	$8.24	$6.64

Income from investment operations
Net investment income	0.18	0.18	0.14	0.12	0.11
Net realized and unrealized gain (loss) on investments	3.17	1.25	0.01	1.07	1.60
Total from investment operations	3.35	1.43	0.15	1.19	1.71

Distributions
Net investment income	(0.18)	(0.18)	(0.14)	(0.12)	(0.11)
Net realized gain	—	—	—	—	—
Total distributions	(0.18)	(0.18)	(0.14)	(0.12)	(0.11)
Redemption fee	— (a)	—	— (a)	— (a)	— (a)
NET ASSET VALUE, END OF YEAR	$13.74	$10.57	$9.32	$9.31	$8.24
TOTAL RETURN	31.72%	15.30%	1.65%	14.47%	25.83%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (thousands)	$103,260	$71,514	$61,844	$60,624	$51,847
Ratio of net investment income to average net assets	1.55%	1.74%	1.52%	1.45%	1.66%
Ratio of expenses to average net assets	0.56%	0.60%	0.61%	0.62%	0.75%
Portfolio turnover rate (b)	N/A	N/A	N/A	N/A	N/A

(a)	Less than $0.01 per share.
(b)	See Appendix for the portfolio turnover of the S&P 500 Stock Master Portfolio.

The accompanying notes are an integral part of these financial statements.	Financial Highlights	61

FINANCIAL HIGHLIGHTS: Value Fund

For a Share Outstanding Throughout Each Year

	Year Ended December 31,
	2013	2012	2011	2010	2009
NET ASSET VALUE, BEGINNING OF YEAR	$34.09	$30.71	$30.70	$27.52	$22.03

Income from investment operations
Net investment income	0.76	0.71	0.50	0.38	0.40
Net realized and unrealized gain (loss) on investments	11.37	3.38	— (a)	3.18	5.49
Total from investment operations	12.13	4.09	0.50	3.56	5.89

Distributions
Net investment income	(0.76)	(0.71)	(0.49)	(0.38)	(0.40)
Net realized gain	—	—	—	—	—
Total distributions	(0.76)	(0.71)	(0.49)	(0.38)	(0.40)
Redemption fee	— (a)	— (a)	— (a)	— (a)	— (a)
NET ASSET VALUE, END OF YEAR	$45.46	$34.09	$30.71	$30.70	$27.52
TOTAL RETURN	35.74%	13.38%	1.60%	13.05%	26.98%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (thousands)	$816,471	$600,544	$540,772	$547,616	$497,076
Ratio of net investment income to average net assets	1.86%	2.13%	1.59%	1.32%	1.71%
Ratio of expenses to average net assets	0.64%	0.68%	0.70%	0.73%	0.80%
Portfolio turnover rate	2%	2%	6%	4%	3%

(a)	Less than $0.01 per share.

62	Financial Highlights	The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Growth Fund

For a Share Outstanding Throughout Each Year

	Year Ended December 31,
	2013	2012	2011	2010	2009
NET ASSET VALUE, BEGINNING OF YEAR	$5.71	$5.17	$5.80	$5.02	$3.31

Income from investment operations
Net investment loss	—	— (a)	(0.01)	(0.01)	— (a)
Net realized and unrealized gain (loss) on investments	2.48	0.91	(0.11)	0.79	1.71
Total from investment operations	2.48	0.91	(0.12)	0.78	1.71

Distributions
Net investment income	—	— (a)	—	—	—
Net realized gain	(0.27)	(0.37)	(0.51)	—	—
Total distributions	(0.27)	(0.37)	(0.51)	—	—
Redemption fee	— (a)	— (a)	— (a)	— (a)	— (a)
NET ASSET VALUE, END OF YEAR	$7.92	$5.71	$5.17	$5.80	$5.02
TOTAL RETURN	43.40%	17.57%	(2.09)%	15.54%	51.66%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (thousands)	$75,027	$41,836	$32,434	$29,051	$19,059
Ratio of gross expenses before expense limitation to average net assets	1.04%	1.11%	1.14%	1.23%	1.74%
Ratio of net investment income (loss) to average net assets (b)	(0.32)%	0.00%	(0.19)%	(0.17)%	(0.09)%
Ratio of expenses to average net assets (b)	0.95%	0.95%	0.95%	0.95%	0.95%
Portfolio turnover rate	39%	51%	67%	67%	66%

(a)	Less than $0.01 per share.
(b)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

The accompanying notes are an integral part of these financial statements.	Financial Highlights	63

FINANCIAL HIGHLIGHTS: Small-Company Stock Fund

For a Share Outstanding Throughout Each Year

	Year Ended December 31,
	2013	2012	2011	2010	2009
NET ASSET VALUE, BEGINNING OF YEAR	$27.10	$22.89	$22.79	$17.04	$11.81

Income from investment operations
Net investment income (loss)	0.12	0.22	0.03	0.03	0.10
Net realized and unrealized gain (loss) on investments	9.79	4.27	0.10	5.75	5.23
Total from investment operations	9.91	4.49	0.13	5.78	5.33

Distributions
Net investment income	(0.12)	(0.22)	(0.03)	(0.03)	(0.10)
Net realized gain	(0.03)	(0.06)	—	—	—
Total distributions	(0.15)	(0.28)	(0.03)	(0.03)	(0.10)
Redemption fee	— (a)	— (a)	— (a)	— (a)	— (a)
NET ASSET VALUE, END OF YEAR	$36.86	$27.10	$22.89	$22.79	$17.04
TOTAL RETURN	36.58%	19.63%	0.58%	33.94%	45.10%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (thousands)	$845,057	$390,373	$190,426	$114,159	$65,833
Ratio of net investment income (loss) to average net assets	0.44%	1.05%	0.17%	0.20%	0.71%
Ratio of expenses to average net assets	0.91%	1.00%	1.06%	1.17%	1.23%
Portfolio turnover rate	1%	1%	2%	4%	9%

(a)	Less than $0.01 per share.

64	Financial Highlights	The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: International Value Fund

For a Share Outstanding Throughout Each Year

	Year Ended December 31,
	2013	2012	2011		2010		2009
NET ASSET VALUE, BEGINNING OF YEAR	$6.70	$5.96	$7.57		$7.27		$5.90

Income from investment operations
Net investment income	0.14	0.16	0.16	(a)	0.14	(a)	0.18	(a)
Net realized and unrealized gain (loss) on investments	1.43	0.87	(1.40)		0.27		1.35
Total from investment operations	1.57	1.03	(1.24)		0.41		1.53

Distributions
Net investment income	(0.14)	(0.16)	(0.27	)(c)	(0.11)		(0.13	)(c)
Net realized gain	—	—	—		—		—
Return of capital	—	(0.13)	(0.10	)(c)	—		(0.03	)(c)
Total distributions	(0.14)	(0.29)	(0.37)		(0.11)		(0.16)
Redemption fee	— (b)	— (b)	—	(b)	—	(b)	—	(b)
NET ASSET VALUE, END OF YEAR	$8.13	$6.70	$5.96		$7.57		$7.27
TOTAL RETURN	23.44%	17.41%	(16.55)%		5.73%		25.93%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (thousands)	$215,048	$169,382	$144,421		$135,455		$122,920
Ratio of gross expenses before voluntary expense limitation to average net assets	0.96%	0.99%	1.00%		1.02%		1.06%
Ratio of net investment income to average net assets	1.95%	2.47%	2.44	%(a)	2.08	%(a)	2.23	%(a)
Ratio of expenses to average net assets	0.96%	0.99%	0.99	%(a)	0.99	%(a)	0.99	%(a)
Portfolio turnover rate	19%	23%	34%		44%		47%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	Less than $0.01 per share.
(c)	Revised to reflect distributions from return of capital per share which were previously reported as distributions from net investment income per share. Previously reported amounts were distributions from net investment income per share of $0.37 and $0.16 in 2011 and 2009 respectively. These revisions did not impact net assets, total distributions or total return. Refer to Note 2 of the Financial Statements for further details.

The accompanying notes are an integral part of these financial statements.	Financial Highlights	65

Notes to Financial Statements

1. ORGANIZATION

Homestead Funds, Inc. (“Homestead Funds”) is a Maryland corporation registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (“the Act”), as an open-end management investment company. Homestead Funds currently consists of eight funds: Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund, and International Value Fund (the “Funds”).

Each Fund is a separate investment portfolio with distinct investment objectives, investment programs, policies and restrictions. The investment objectives of the Funds, as well as the nature and risks of the investment activities of each Fund, are set forth more fully in Homestead Funds’ Prospectus and Statement of Additional Information.

The Stock Index Fund seeks to achieve its investment objective by investing substantially all of its investable assets in one or more securities that are designed to track the performance of the S&P 500 Index. At December 31, 2013, the Stock Index Fund was operating as a feeder fund, whereby substantially all of its assets are invested in the S&P 500 Stock Master Portfolio (“Master Portfolio”), an open-end investment company managed by BlackRock Fund Advisors. At December 31, 2013, the Stock Index Fund’s investment constituted 1.96% of the Master Portfolio. The financial statements of the Master Portfolio are contained in the Appendix of this report and should be read in conjunction with the financial statements for the Stock Index Fund.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: Each Fund’s net asset value per share is determined as of the close of the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. ET), each day that the NYSE is open for business. The Funds use independent pricing services approved by the Funds’ Board of Directors (“Board”) to value the investments. In the event a pricing service is unable to provide a price for a particular security or the price is deemed unreliable, the security is priced at fair value by the Funds’ Adviser, as determined in good faith in accordance with policies approved by the Board.

The Board has adopted Portfolio Securities Valuation Policies and Procedures (“Valuation Procedures”) to determine the fair value of securities for which the market prices are not readily available or if the price is deemed unreliable. The Board has delegated the day-to-day responsibility for determining the fair value of securities to the Adviser and the Funds’ sub-advisors. RE Advisers has chartered an internal Valuation Committee to oversee the implementation of the Valuation Procedures, oversee the fair valuation decisions of the sub-advisors, monitor the valuation process, and provide quarterly reports to the Board. The Valuation Committee reports all instances of fair valuation to the Board at each quarterly Board meeting, as applicable.

Generally Accepted Accounting Principles (GAAP) establish a disclosure hierarchy that categorizes the inputs used to value assets and liabilities at measurement date. These inputs are summarized into three broad levels as follows:

•	Level 1—quoted prices in active markets for identical investments;
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair valuation of investments).

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period.

The Funds use the following valuation techniques to value securities by major category as follows:

Registered investment companies are valued at the net asset value determined by the registered investment company after the close of the NYSE. The Funds invest in regulated investment companies that seek to maintain a share price of $1.00 and are categorized as Level 1 in the hierarchy.

Domestic equity securities and exchange traded funds for which market quotations are readily available are valued at the closing price as reported by an independent pricing service from the primary market in which the securities trade and are categorized as Level 1.

Foreign equity securities are valued based on the closing price from the principal market in which such securities are normally traded. An independent pricing service is utilized to fair value foreign equity securities based on the impact of market events between the close of the foreign exchange and the time the net asset value is calculated. Foreign equity securities that are fair valued are categorized as Level 2 in the hierarchy and foreign equity securities not fair valued are categorized as Level 1.

The valuations for fixed income securities, including corporate, government, municipal, mortgage-backed and asset-backed are typically the prices provided by independent third party pricing services, which may use market prices, broker/dealer quotations or a variety of valuation techniques and methodologies, such as benchmark yields, monthly payment information and issuer spreads.

Fixed income securities utilizing these methods are generally categorized as Level 2. Fixed income securities that are valued using only a broker quote are categorized as Level 3, absent corroborating market data to support the valuation.

Fixed income securities and commercial paper held in the Daily Income Fund are valued at amortized cost and are categorized as Level 2 in the hierarchy. Short-term fixed income securities held in portfolios other than the Daily Income Fund and that mature in 60 days or less at time of purchase are valued at amortized cost, unless it is determined that using this method would not reflect the security’s fair value and are categorized as Level 2 in the hierarchy. Under the amortized cost method, discounts and premiums on securities purchased are amortized over the lives of the respective securities.

66	Notes to Financial Statements

In the event an independent pricing service is unable to provide a security price, RE Advisers values the fixed income security, using a matrix, model or other available market information. Pricing methodologies include, but are not limited to: estimates of securities fair values by independent parties, book value or a multiple thereof, multiple of earnings, yield to maturity, ratings, analytical data relating to the security, and the nature and duration of restrictions on disposition of the security. RE Advisers also will consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to: the type of security, issuer’s financial statements, cost at purchase, information regarding recent transactions with respect to the security, the nature and duration of restrictions on disposition of the security, the existence of merger proposals affecting the security, the price of public trading in similar securities of the issuer or comparable companies, news events, analyst reports or government actions, corporate action, and the forces that influence the market in which the security is traded. These securities are generally categorized as Level 2 or Level 3 in the hierarchy, depending on the observability of market inputs.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would impact a security’s valuation, the security will be fair valued as determined in good faith by the Adviser based on the Valuation Procedures approved by the Board. Examples of additional considerations for a significant event include: nature and duration of the event and the forces influencing the operation of the financial markets; factors that preceded the event; whether the event is likely to reoccur; and whether the event affects the entire market, region or country. As fair valuation determinations involve a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

The Stock Index Fund records its investment in the Master Portfolio at the market value of its proportionate interest in the net assets of the Master Portfolio. The Board of Trustees of the Master Portfolio has adopted valuation policies and procedures. The policies and procedures are discussed in the notes to the Master Portfolio’s financial statements, included in the Appendix of this report.

The following table summarizes each Fund’s investments, based on the inputs used to determine their values on December 31, 2013 (other than Stock Index Fund). The level classifications of the Master Portfolio as of December 31, 2013 are included in the Appendix.

	Level 1	Level 2	Level 3	Total

Daily Income Fund
Commercial Paper	$—	$155,031,128	$—	$155,031,128
U.S. Government Obligations	$—	$36,572,062	$—	$36,572,062
Corporate Bonds	$—	$1,480,454	$—	$1,480,454
Cash Equivalents	$19,312,508	$—	$—	$19,312,508
	$19,312,508	$193,083,644	$—	$212,396,152

Short-Term Government Securities Fund
U.S. Government Obligations	$—	$49,099,838	$—	$49,099,838
Corporate Bonds	$—	$13,130,513	$—	$13,130,513
Commercial Paper	$—	$8,599,329	$—	$8,599,329
Municipal Bonds	$—	$4,905,674	$—	$4,905,674
Mortgage Backed Securities	$—	$3,024,769	$—	$3,024,769
Asset Backed Securities	$—	$427,111	$—	$427,111
Cash Equivalents	$6,788,248	$—	$—	$6,788,248
	$6,788,248	$79,187,234	$—	$85,975,482

	Level 1	Level 2	Level 3	Total

Short-Term Bond Fund
Municipal Bonds	$—	$132,433,807	$—	$132,433,807
Corporate Bonds	$—	$101,500,170	$—	$101,500,170
Commercial Paper	$—	$89,166,302	$—	$89,166,302
Asset Backed Securities	$—	$84,895,011	$2,109,134	$87,004,145
Yankee Bonds	$—	$71,116,372	$—	$71,116,372
Mortgage Backed Securities	$—	$24,220,627	$836,746	$25,057,373
U.S. Government Obligations	$—	$19,116,681	$—	$19,116,681
Cash Equivalents	$11,198,236	$—	$—	$11,198,236
	$11,198,236	$522,448,970	$2,945,880	$536,593,086

Value Fund
Common Stocks	$776,867,170	$—	$—	$776,867,170
Cash Equivalents	$39,427,105	$—	$—	$39,427,105
	$816,294,275	$—	$—	$816,294,275

Growth Fund
Common Stocks	$73,754,951	$—	$—	$73,754,951
Cash Equivalents	$1,245,504	$—	$—	$1,245,504
	$75,000,455	$—	$—	$75,000,455

Small-Company Stock Fund
Common Stocks	$728,775,306	$—	$—	$728,775,306
Exchange Traded Funds	$80,361,832	$—	$—	$80,361,832
Cash Equivalents	$36,541,614	$—	$—	$36,541,614
	$845,678,752	$—	$—	$845,678,752

International Value
Common Stocks
Foreign Equities	$—	$194,547,342	$—	$194,547,342
Foreign Equities - not fair valued	$3,656,028	$—	$—	$3,656,028
American Depository Receipts	$7,654,568	$—	$—	$7,654,568
Cash Equivalents	$8,213,620	$—	$—	$8,213,620
	$19,524,216	$194,547,342	$—	$214,071,558

Short-Term Bond Fund — Level 3	Asset Backed Securities	Mortgage Backed Securities	U.S. Government Obligations	Total
Balance as of December 31, 2012	$2,339,375	$—	$1,126,335	$3,465,710
Purchase at cost	—	850,000	—	850,000
Sale at proceeds	(2,375,000)	(102,056)	—	(2,477,056)
Realized gain/(loss)	71,016	—	—	71,016
Change in unrealized appreciation/(depreciation)	(38,903)	(2,804)	3,078	(38,629)
Accretion/(amortization)	3,513	—	28,790	32,303
Transfer into Level 3	2,109,133	91,606	—	2,200,739
Transfer out of Level 3	—	—	(1,158,203)	(1,158,203)
Balance as of December 31, 2013	$2,109,134	$836,746	$—	$2,945,880

Transfers from Level 2 to Level 3 are due to a decrease in observable market activity, while transfers from Level 3 to Level 2 are due to an increase in observable market activity. There were no transfers between Level 1 and Level 2. Transfers are recognized at the end of each reporting period.

At December 31, 2013, the Short-Term Bond Fund held securities with a fair value of $2,945,880 classified as Level 3 in the fair value hierarchy. Securities with a market value of $2,559,534 were priced by brokers and observable inputs were not available. Asset-backed securities valued at $386,346 were valued by the Adviser using a discounted cash flow model. The unobservable input is the Adviser’s assumptions applied to the cash flow model to discount for the potential that the principal payment stream of the bond extends beyond the basis points current model’s assumption. The yield spread is

Notes to Financial Statements	67

modeled at 750 basis points to account for the uncertainty of the potential outcome. A significant or reasonable increase or decrease in the potential that the principal payment stream of the bond varies beyond the current model’s assumption could result in a significant increase or decrease in the fair value measurement.

Foreign currency: The International Value Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. Foreign-denominated assets, including investment securities and liabilities are translated into U.S. dollars at the exchange rate at the end of the period. Purchases and sales of investment securities and income and dividends received are translated into U.S. dollars at the exchange rate in effect on the transaction date. Currency gains and losses and the effects of exchange rate fluctuations on investments are included with the realized and unrealized gain (loss) on investment securities.

Revisions: The tax character of certain distributions from the International Value Fund for the fiscal years 2011 and 2009 was revised to correct the allocation between net investment income, net realized gain on investments, and return of capital for each of the years noted. For 2011 and 2009, distributions from return of capital increased and distributions from net investment income decreased by $2,295,839 and $493,496, respectively. These revisions impact the Financial Highlights. These revisions did not impact net assets, total distributions or total return. Management does not believe these revisions are material to the financial statements for any period.

Distributions to shareholders: Dividends to shareholders are recorded on the ex-dividend date. Income dividends for the Daily Income, Short-Term Government Securities and Short-Term Bond Funds are declared daily and paid monthly. Income dividends for Value Fund are declared and paid semi-annually. Income dividends for the Stock Index, Growth, Small-Company Stock and International Value Funds are declared and paid annually. Capital gains dividends, if any, are declared and paid at the end of each fiscal year, or more frequently, if necessary.

Use of estimates in the preparation of financial statements: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other: Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount, and expenses are recorded on the accrual basis. Investment transactions are recorded as of the trade date. Realized gains and losses from investment transactions are reported on the identified cost basis.

The Stock Index Fund records a pro rata share of the Master Portfolio’s income, expenses, and realized and unrealized gains and losses in addition to the Fund’s own expenses, which are accrued daily.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future and therefore cannot be estimated; however, based on experience, the risk of material loss from claims is considered remote.

Management considered events occurring between the date of this report, December 31, 2013, and the date of issuance of this report in determining adjustments to the financial statements or necessary disclosures in this report.

3. FEDERAL INCOME TAX INFORMATION

The Funds intend to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income to its shareholders. Therefore, no provision for Federal income taxes is required.

Management has analyzed the Funds’ tax positions and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to new tax laws, regulations and administrative interpretations.

Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of the following: futures and options transactions, foreign currency transactions, losses deferred due to wash sales, losses deferred due to post-October losses, passive foreign investment company (“PFIC”) gains and losses, return of capital distributions, partnership investments, deferred Director’s fees and REIT transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Reclassifications recorded in 2013 include paydown losses for Short-Term Government Securities and Short-Term Bond Funds, capital loss carryforward expiration and REIT transactions for Stock Index Fund, operating losses not utilized in the current year for Growth Fund and foreign currency transactions and PFIC losses for International Value Fund.

The tax reclassifications for 2013 are as follows:

	Undistributed Net Investment Income	Undistributed Capital Gains	Paid in Capital
Short-Term Gov. Securities Fund	$(652)	$3,076	$(2,424)
Short-Term Bond Fund	$5,545	$(5,545)	$—
Stock Index Fund	$(37,280)	$158,232	$(120,952)
Growth Fund	$169,737	$(169,737)	$—
International Value Fund	$(49,424)	$50,519	$(1,095)

Tax character of distributions paid in 2013 was as follows:

	Ordinary Income	Long-Term Gain	Return of Capital	Total Distributions
Daily Income Fund	$20,433	$—	$—	$20,433
Short-Term Gov. Securities Fund	$879,796	$20,696	$2,424	$902,916
Short-Term Bond Fund	$7,715,742	$—	$—	$7,715,742
Stock Index Fund	$1,357,830	$—	$—	$1,357,830
Value Fund	$13,365,968	$—	$—	$13,365,968
Growth Fund	$165,736	$2,288,607	$—	$2,454,343
Small-Company Stock Fund	$3,502,453	$—	$—	$3,502,453
International Value Fund	$3,630,196	$—	$—	$3,630,196

68	Notes to Financial Statements

Tax character of distributions paid in 2012 was as follows:

	Ordinary Income	Long-Term Gain	Return of Capital	Total Distributions
Daily Income Fund	$19,966	$—	$—	$19,966
Short-Term Gov. Securities Fund	$1,101,945	$62,442	$—	$1,164,387
Short-Term Bond Fund	$10,216,896	$—	$—	$10,216,896
Stock Index Fund	$1,173,069	$—	$—	$1,173,069
Value Fund	$12,479,522	$—	$—	$12,479,522
Growth Fund	$2,732	$2,511,235	$—	$2,513,967
Small-Company Stock Fund	$3,091,883	$927,135	$—	$4,019,018
International Value Fund	$3,774,702	$—	$3,223,967	$6,998,669

The tax character of distributable earnings/(accumulated losses) at December 31, 2013 was as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation/ Depreciation	Capital Loss Carryforward/ Late Year Loss Deferral
Daily Income Fund	$—	$—	$—	$—
Short-Term Gov. Securities Fund	$—	$—	$148,892	$—
Short-Term Bond Fund	$—	$—	$2,270,121	$(462,385)[1]
Stock Index Fund	$107	$—	$56,245,000	$(9,228,496)[2]
Value Fund	$—	$—	$372,850,500	$(4,691,402)[3]
Growth Fund	$147,070	$637,048	$22,246,159	$—
Small-Company Stock Fund	$—	$—	$265,829,837	$—
International Value Fund	$—	$—	$41,405,945	$(29,660,940)[4]

1	Short-Term Bond Fund : $462,385 expires in 2018.
2	Stock Index Fund: $2,916,408 expires in 2016, $1,852,602 expires in 2017, $2,955,984 expires in 2018, and $1,503,502 has no expiration.
3	Value Fund: $2,579,300 expires in 2017 and $2,112,102 has no expiration.
4	International Value Fund: Late year loss deferral $1,037,638. $359,970 expires in 2016, $16,584,336 expires in 2017, $5,368,193 expires in 2018, and $6,310,803 has no expiration.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short term losses. As a transition rule, the Act requires that postenactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

Short-Term Bond Fund and Stock Index Fund utilized $52,330 and $209,717 of capital loss carryforwards, respectively, in 2013. $120,952 of capital loss carryforwards for the Stock Index Fund expired in 2013.

At December 31, 2013, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value was as follows:

	Tax Cost	Tax Unrealized Gain	Tax Unrealized (Loss)	Net Unrealized Gain (Loss)
Daily Income Fund	$212,396,152	$—	$—	$—
Short-Term Government Securities Fund	$85,826,590	$691,324	$(542,432)	$148,892
Short-Term Bond Fund	$534,322,965	$6,971,825	$(4,701,704)	$2,270,121
Value Fund	$443,443,775	$378,794,525	$(5,944,025)	$372,850,500
Growth Fund	$52,754,296	$22,270,178	$(24,019)	$22,246,159
Small-Company Stock Fund	$579,848,915	$268,261,267	$(2,431,430)	$265,829,837
International Value Fund	$172,677,022	$46,429,100	$(5,034,564)	$41,394,536

Net unrealized appreciation/(depreciation) of Stock Index Fund in the Master Portfolio consists of an allocated portion of the portfolio’s unrealized appreciation/(depreciation). For information pertaining to the unrealized appreciation/(depreciation) for the Master Portfolio, please refer to the Appendix of this report.

4. INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term and U.S. Government securities, for the period ended December 31, 2013, were as follows:

	Purchases	Proceeds from Sale
Short-Term Government Securities Fund	10,828,048	5,634,155
Short-Term Bond Fund	194,261,082	115,115,955
Value Fund	14,011,147	29,544,092
Growth Fund	33,768,250	21,204,379
Small-Company Stock Fund	268,758,313	7,699,806
International Value Fund	34,466,946	33,788,860

Purchases and proceeds from sales of long-term U.S. Government securities, for the period ended December 31, 2013, were as follows:

	Purchases	Proceeds from Sale
Short-Term Government Securities Fund	4,959,609	19,758,843
Short-Term Bond Fund	11,789,063	7,638,576

For information related to investment transactions for the Master Portfolio, please refer to the Appendix of this report.

5. RELATED PARTIES

The investment management agreements between Homestead Funds, with respect to each Fund (other than the Stock Index Fund), and RE Advisers Corporation (“RE Advisers”), an indirect, wholly-owned subsidiary of National Rural Electric Cooperative Association (“NRECA”), provide for an annual investment management fee, that also provides for certain administrative services to the Funds, which is computed daily and paid monthly, based on each Fund’s average daily net assets. The annualized management fee rates for the Funds are 0.50% of average daily net assets for Daily Income Fund; 0.45% of average daily net assets for Short-Term Government Securities Fund; 0.60% of average daily net assets for Short-Term Bond Fund; 0.65% of average daily net assets up to $200 million, 0.50% of average daily net assets up to the next $200 million, 0.40% of average daily net assets in excess of $400 million for Value Fund; 0.65% of average daily net assets up to $250 million and 0.60% of average daily net assets in excess of $250 million for the Growth Fund; 0.85% of average daily net assets up to $200 million and 0.75% of average daily net assets in excess of $200 million for Small-Company Stock Fund; and 0.75% of average daily net assets up to $300 million, 0.65% of average daily net assets up to the next $100 million, 0.55% of average daily net assets up to the next $100 million, and 0.50% of average daily net assets in excess of $500 million for International Value Fund.

T. Rowe Price Associates, Inc. (“T. Rowe”) is the Subadvisor for the Growth Fund and Mercator Asset Management, L.P. (“Mercator”) is the Subadvisor for the International Value Fund. The Subadvisors select, buy, and sell securities under the oversight of RE Advisers and the Board of Directors. RE Advisers pays the Subadvisors from the fees it receives from the Funds.

With respect to the Stock Index Fund, an Administrative Service Agreement with RE Advisers has been contracted, under which RE Advisers provides certain administrative services to the Fund. Pursuant to this agreement, RE Advisers receives a fee of 0.25% of the Fund’s average daily net assets. In addition, the Stock Index Fund is allocated a management fee from the Master Portfolio, calculated

Notes to Financial Statements	69

daily at an annual rate of 0.05% of its average daily net assets. This fee includes advisory, custody, and administrative fees provided by the Master Portfolio on behalf of its investors. The financial information for the Master Portfolio is included in the Appendix.

RE Advisers has agreed, as part of the Expense Limitation Agreement entered into with Homestead Funds, with respect to each Fund, to waive its management fee and/or reimburse all Fund operating expenses, excluding certain non-recurring expenses, which in any year exceed 0.80% of the average daily net assets of the Daily Income Fund and Short-Term Bond Fund, 0.75% of the average daily net assets of the Short-Term Government Securities Fund and Stock Index Fund, 1.25% of the average daily net assets of Value Fund, 0.95% of the average daily net assets of Growth Fund, 1.50% of the average daily net assets of Small-Company Stock Fund and 0.99% of the average daily net assets of the International Value Fund.

On August 14, 2009, RE Advisers agreed to waive fees and/or reimburse expenses, if necessary, in order to assist the Daily Income Fund in maintaining a minimum yield. The temporary waiver continued throughout 2010, 2011, 2012, 2013, and through the date of issuance of this report.

Pursuant to the Expense Limitation Agreement, management fees waived for the year ended December 31, 2013, amounted to $1,038,445 for Daily Income Fund and $47,401 for Growth Fund. Additionally, RE Advisers paid the Daily Income Fund $110,249 during the period, for expense reimbursements.

Through April 30, 2013, the Stock Index, Value, Growth, Small-Company Stock, and International Value Funds each received a 2% redemption fee on shares sold within 30 days of purchase. Effective May 1, 2013, this redemption fee was eliminated. None of the Funds currently assess a redemption fee.

Under a Deferred Compensation Plan (the “Plan”), independent Directors of the Funds may elect to defer receipt of all or a specified portion of their compensation. Deferred amounts are credited with the earnings and losses equal to those made as if the deferred amounts were invested in one or more of the Funds, as designated by each participating Independent Director. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

The Funds’ shares are sold through channels including financial intermediaries that may establish a single, omnibus account with the beneficial owners being individual accounts within the financial intermediary. As of December 31, 2013, there are three such accounts in the Small-Company Stock Fund accounting for 26%, 15% and 13% of the outstanding shares, respectively. Additionally, 73% of the outstanding shares of the International Value Fund are held in a retirement plan account for the benefit of its participants.

6. OTHER

The Funds may carry a temporary overdrawn balance in their account with State Street Bank and Trust Company, the custodian. These amounts are reflected on the Statement of Assets and Liabilities as “Due to custodian”. The Funds are assessed interest at the Prime Rate for overdrafts.

70	Notes to Financial Statements

7. CAPITAL SHARE TRANSACTIONS

As of December 31, 2013, $.01 par value capital shares are authorized for each Fund as follows: 500 million for Daily Income, 200 million for Short-Term Bond Fund, and 100 million for Short-Term Government Securities, Stock Index, Value, Growth, Small-Company Stock, and International Value Funds. For 2013 & 2012 transactions in capital shares were as follows:

	Shares Sold	Shares Issued In Reinvestment of Dividends	Total Shares Issued	Total Shares Redeemed	Net Increase (Decrease)
Period Ended December 31, 2013

In Dollars

Daily Income Fund	$129,779,688	$20,065	$129,799,753	$(126,008,054)	$3,791,699
Short-Term Government Securities Fund	$15,840,723	$877,264	$16,717,987	$(23,279,735)	$(6,561,748)
Short-Term Bond Fund	$193,775,301	$7,514,262	$201,289,563	$(90,792,922)	$110,496,641
Stock Index Fund	$19,752,587	$1,348,412	$21,100,999	$(11,822,266)	$9,278,733
Value Fund	$100,545,390	$12,563,834	$113,109,224	$(97,728,508)	$15,380,716
Growth Fund	$23,925,412	$2,444,697	$26,370,109	$(10,910,715)	$15,459,394
Small-Company Stock Fund	$389,482,681	$3,186,693	$392,669,374	$(121,195,259)	$271,474,115
International Value Fund	$32,016,846	$3,615,203	$35,632,049	$(27,133,518)	$8,498,531

In Shares

Daily Income Fund	129,779,688	20,065	129,799,753	(126,008,054)	3,791,699
Short-Term Government Securities Fund	3,020,796	167,566	3,188,362	(4,444,578)	(1,256,216)
Short-Term Bond Fund	37,025,624	1,435,827	38,461,451	(17,356,172)	21,105,279
Stock Index Fund	1,617,306	98,153	1,715,459	(965,292)	750,167
Value Fund	2,481,032	295,235	2,776,267	(2,433,185)	343,082
Growth Fund	3,459,874	308,673	3,768,547	(1,630,116)	2,138,431
Small-Company Stock Fund	12,161,540	86,458	12,247,998	(3,726,112)	8,521,886
International Value Fund	4,356,777	444,676	4,801,453	(3,647,591)	1,153,862

Year Ended December 31, 2012

In Dollars

Daily Income Fund	$115,149,422	$19,655	$115,169,077	$(101,803,897)	$13,365,180
Short-Term Government Securities Fund	$24,267,697	$1,130,656	$25,398,353	$(15,955,329)	$9,443,024
Short-Term Bond Fund	$107,305,483	$9,932,205	$117,237,688	$(72,655,931)	$44,581,757
Stock Index Fund	$10,044,306	$1,167,828	$11,212,134	$(9,923,767)	$1,288,367
Value Fund	$77,570,759	$11,883,046	$89,453,805	$(89,243,295)	$210,510
Growth Fund	$15,535,165	$2,505,652	$18,040,817	$(11,986,766)	$6,054,051
Small-Company Stock Fund	$215,404,441	$3,546,846	$218,951,287	$(65,197,680)	$153,753,607
International Value Fund	$33,032,382	$6,965,182	$39,997,564	$(34,255,949)	$5,741,615

In Shares

Daily Income Fund	115,149,422	19,655	115,169,077	(101,803,897)	13,365,180
Short-Term Government Securities Fund	4,601,465	214,244	4,815,709	(3,024,456)	1,791,253
Short-Term Bond Fund	20,706,257	1,916,154	22,622,411	(14,022,677)	8,599,734
Stock Index Fund	977,397	110,516	1,087,913	(962,047)	125,866
Value Fund	2,348,226	356,365	2,704,591	(2,694,873)	9,718
Growth Fund	2,664,126	438,803	3,102,929	(2,048,175)	1,054,754
Small-Company Stock Fund	8,513,982	130,881	8,644,863	(2,557,606)	6,087,257
International Value Fund	5,266,567	1,064,954	6,331,521	(5,265,214)	1,066,307

Notes to Financial Statements	71

INDEPENDENT

Directors and Officers

(Unaudited)

Each Director serves until his resignation, removal by the board or until his successor is duly elected and qualified. The Statement of Additional Information (“SAI”) has additional information about the Funds’ Directors and officers and is available online at homesteadfunds.com and, without charge, upon request by calling 800-258-3030.

NAME, ADDRESS AND DATE OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR

James F. Perna 4301 Wilson Boulevard Arlington, VA 22203 12/01/47	Director Chairman of the Board Member of Audit Committee Member of Compensation Committee	1990-Present	Solo Practitioner (attorney) (2008-Present) Of Counsel, Krooth & Altman LLP (law firm) (2008-Present) Partner, Krooth & Altman LLP (1981-2007)	8	None

Douglas W. Johnson 4301 Wilson Boulevard Arlington, VA 22203 06/02/55	Director Chairman of Audit Committee Member of Compensation Committee	2003-Present	CEO, Blue Ridge (Electric Membership Corporation) (1979-Present)	8	None

Kenneth R. Meyer 4301 Wilson Boulevard Arlington, VA 22203 08/11/44	Director Chairman of Compensation Committee Member of Audit Committee	2005-Present	Retired (2004-Present)	8	None

Anthony M. Marinello 4301 Wilson Boulevard Arlington, VA 22203 04/13/46	Director Member of Audit Committee Member of Compensation Committee	1990-Present	Retired (2004-Present)	8	None

Sheldon C. Petersen 4301 Wilson Boulevard Arlington, VA 22203 02/21/53	Director Member of Audit Committee Member of Compensation Committee	2005-Present	CEO, National Rural Utilities Cooperative Finance Corporation (1995-Present)	8	None

Mark Rose 4301 Wilson Boulevard Arlington, VA 22203 04/19/53	Director Member of Audit Committee Member of Compensation Committee	2005-Present	CEO and General Manager, Bluebonnet Electric Cooperative (2002-Present)	8	None

72	Directors and Officers

NAME, ADDRESS AND DATE OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR

Peter J. Tonetti 4301 Wilson Boulevard Arlington, Virginia 22203 02/11/53	Director Member of Audit Committee Member of Compensation Committee	2010-Present	Chief Investment Officer, Hamilton College (2008-Present) Senior Director, Pension Finance and Investments at Philips Electrics North America Corporation (electronics manufacturer) (1988-2008)	8	None

Anthony C. Williams 4301 Wilson Boulevard Arlington, VA 22203 01/02/42	Director Member of Audit Committee Member of Compensation Committee	1990-Present	Retired (2000-Present)	8	None

Directors and Officers	73

INTERESTED

Directors and Officers

(Unaudited)

NAME, ADDRESS AND DATE OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR

Peter R. Morris* 4301 Wilson Boulevard Arlington, VA 22203 09/28/48	Director President Chief Executive Officer	1990-Present	Vice President and Chief Investment Officer, NRECA (1988-Present) Vice President and Director, RE Investment Corporation (1990-Present) President and Director, RE Advisers Corporation (2002-Present)	8	RE Advisers Corporation RE Investment Corporation

Cynthia L. Dove 4301 Wilson Boulevard Arlington, Virginia 22203 04/05/60	Vice President Chief Operations Officer	2010-Present	Director, Investment Services, NRECA (1998-Present) Vice President, RE Investment Corporation (2012-Present) Vice President, RE Advisers Corporation (2012-Present)	Not Applicable	Not Applicable

Danielle C. Sieverling 4301 Wilson Boulevard Arlington, VA 22203 02/25/71	Chief Compliance Officer	2005-Present

Vice President of Management Advisory
Services, NRECA
(2008-Present)

Chief Compliance Officer, RE Investment
Corporation
(2005-Present)

Chief Compliance Officer, RE Advisers
Corporation
(2005-Present)

Secretary, Homestead Funds, Inc.
(2005-2008)

Secretary, RE Advisers Corporation
(2005-2008)

Executive Director of Management Advisory Services, NRECA
(2007-2008)

Senior Director of Management Advisory
Services, NRECA
(2000-2007)

				Not Applicable	Not Applicable

*	Mr. Morris is a director who is an “interested person” of the Homestead Funds, within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended. Mr. Morris is the Vice President and a director of RE Investment Corporation, the Homestead Funds’ distributor, and he is the President and a director of RE Advisers Corporation, the Homestead Funds’ investment adviser. Mr. Morris also is an officer of NRECA, which indirectly wholly owns RE Investment Corporation and RE Advisers Corporation.

74	Directors and Officers

NAME, ADDRESS AND DATE OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR

Kelly B. Whetstone 4301 Wilson Boulevard Arlington, VA 22203 11/21/77	Secretary	2008-Present

Counsel and Senior Director of Securities Compliance, NRECA
(2012-Present)

Counsel and Director of Compliance,
NRECA
(2007-2012)

Secretary, RE Investment Corporation
(2008-Present)

Secretary, RE Advisers Corporation
(2008-Present)

				Not Applicable	Not Applicable

Amy M. DiMauro 4301 Wilson Boulevard Arlington, VA 22203 07/29/71	Treasurer	2007-Present

Director, Daily Pricing, NRECA
(2007-Present)

Treasurer and Director, RE Investment
Corporation
(2007-Present)

Treasurer and Director, RE Advisers
Corporation
(2010-Present)

Treasurer and Director, Electric Cooperative Life Insurance Company

(2013-Present)

Treasurer and Director, Cooperating Insurance Services, Inc.

(2013-Present)

				Not Applicable	Not Applicable

Directors and Officers	75

PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio

December 31, 2013

COMMON STOCKS	Shares	Value

(99.6% of net assets)

Aerospace & Defense—2.8%
The Boeing Co.	220,171	$30,051,140
General Dynamics Corp.	106,557	10,181,521
Honeywell International, Inc.	249,896	22,832,998
L-3 Communications Holdings, Inc.	28,225	3,016,123
Lockheed Martin Corp.	85,687	12,738,229
Northrop Grumman Corp.	70,698	8,102,698
Precision Castparts Corp.	46,260	12,457,818
Raytheon Co.	101,743	9,228,090
Rockwell Collins, Inc.	43,031	3,180,852
Textron, Inc.	89,538	3,291,417
United Technologies Corp.	268,846	30,594,675
Total Aerospace & Defense		145,675,561
Air Freight & Logistics—0.8%
C.H. Robinson Worldwide, Inc.	48,291	2,817,297
Expeditors International of Washington, Inc.	65,471	2,897,092
FedEx Corp.	94,791	13,628,102
United Parcel Service, Inc., Class B	227,653	23,921,777
Total Air Freight & Logistics		43,264,268
Airlines—0.2%
Delta Air Lines, Inc.	272,467	7,484,669
Southwest Airlines Co.	221,886	4,180,332
Total Airlines		11,665,001
Auto Components—0.4%
BorgWarner, Inc.	72,471	4,051,854
Delphi Automotive PLC	89,180	5,362,393
The Goodyear Tire & Rubber Co.	78,630	1,875,325
Johnson Controls, Inc.	218,153	11,191,249
Total Auto Components		22,480,821
Automobiles—0.7%
Ford Motor Co.	1,256,192	19,383,042
General Motors Co. (a)	362,726	14,824,612
Harley-Davidson, Inc.	70,417	4,875,673
Total Automobiles		39,083,327
Beverages—2.2%
Beam, Inc.	51,933	3,534,560
Brown-Forman Corp., Class B	51,602	3,899,563
The Coca-Cola Co.	1,209,459	49,962,751
Coca-Cola Enterprises, Inc.	76,901	3,393,641
Constellation Brands, Inc., Class A (a)	53,062	3,734,504
Dr Pepper Snapple Group, Inc.	63,899	3,113,159
Molson Coors Brewing Co., Class B	50,355	2,827,433
Monster Beverage Corp. (a)(b)	43,254	2,931,324
PepsiCo, Inc.	488,408	40,508,560
Total Beverages		113,905,495
Biotechnology—2.4%
Alexion Pharmaceuticals, Inc. (a)	62,454	8,310,129
Amgen, Inc.	240,168	27,417,579
Biogen Idec, Inc. (a)	75,227	21,044,753
Celgene Corp. (a)	131,233	22,173,128
Gilead Sciences, Inc. (a)(b)	488,329	36,697,924

	Shares	Value

Regeneron Pharmaceuticals, Inc. (a)(b)	25,013	$6,884,578
Vertex Pharmaceuticals, Inc. (a)(b)	74,445	5,531,264
Total Biotechnology		128,059,355
Building Products—0.1%
Allegion PLC (a)	28,442	1,256,852
Masco Corp.	113,690	2,588,721
Total Building Products		3,845,573
Capital Markets—2.2%
Ameriprise Financial, Inc.	61,956	7,128,038
The Bank of New York Mellon Corp.	365,772	12,780,074
BlackRock, Inc. (c)	40,465	12,805,958
The Charles Schwab Corp.	369,521	9,607,546
E*Trade Financial Corp. (a)	91,464	1,796,353
Franklin Resources, Inc.	128,578	7,422,808
The Goldman Sachs Group, Inc.	134,237	23,794,851
Invesco Ltd.	141,172	5,138,661
Legg Mason, Inc.	33,808	1,469,972
Morgan Stanley	441,227	13,836,879
Northern Trust Corp.	71,543	4,427,796
State Street Corp.	139,809	10,260,582
T. Rowe Price Group, Inc.	83,082	6,959,779
Total Capital Markets		117,429,297
Chemicals—2.5%
Air Products & Chemicals, Inc.	67,285	7,521,117
Airgas, Inc.	21,143	2,364,845
CF Industries Holdings, Inc.	18,253	4,253,679
The Dow Chemical Co.	386,264	17,150,122
E.I. du Pont de Nemours & Co.	294,938	19,162,122
Eastman Chemical Co.	49,019	3,955,833
Ecolab, Inc.	86,360	9,004,757
FMC Corp.	42,444	3,202,824
International Flavors & Fragrances, Inc.	25,960	2,232,041
LyondellBasell Industries NV, Class A	139,124	11,168,875
Monsanto Co.	167,465	19,518,046
The Mosaic Co.	108,530	5,130,213
PPG Industries, Inc.	45,230	8,578,322
Praxair, Inc.	93,746	12,189,792
The Sherwin-Williams Co.	27,431	5,033,588
Sigma-Aldrich Corp.	38,110	3,582,721
Total Chemicals		134,048,897
Commercial Banks—2.8%
BB&T Corp.	224,499	8,378,302
Comerica, Inc.	58,252	2,769,300
Fifth Third Bancorp	281,158	5,912,753
Huntington Bancshares, Inc.	264,638	2,553,757
KeyCorp	285,565	3,832,282
M&T Bank Corp.	41,474	4,828,403
The PNC Financial Services Group, Inc. (c)	169,461	13,146,784
Regions Financial Corp.	438,712	4,338,862
SunTrust Banks, Inc.	170,469	6,274,964
US Bancorp	581,627	23,497,731
Wells Fargo & Co.	1,526,600	69,307,640

76	Appendix	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)

December 31, 2013

	Shares	Value

(Common Stocks continued)

Zions Bancorporation	58,747	$1,760,060
Total Commercial Banks		146,600,838
Commercial Services & Supplies—0.4%
The ADT Corp. (b)	63,692	2,577,615
Cintas Corp.	32,072	1,911,170
Iron Mountain, Inc.	54,213	1,645,365
Pitney Bowes, Inc.	64,329	1,498,866
Republic Services, Inc.	86,010	2,855,532
Stericycle, Inc. (a)(b)	27,296	3,170,976
Waste Management, Inc.	138,963	6,235,270
Total Commercial Services & Supplies		19,894,794
Communications Equipment—1.7%
Cisco Systems, Inc.	1,702,747	38,226,670
F5 Networks, Inc. (a)(b)	24,716	2,245,696
Harris Corp.	34,036	2,376,053
Juniper Networks, Inc. (a)	160,830	3,629,933
Motorola Solutions, Inc.	73,330	4,949,775
QUALCOMM, Inc.	538,038	39,949,322
Total Communications Equipment		91,377,449
Computers & Peripherals—4.1%
Apple, Inc.	286,541	160,781,020
EMC Corp.	655,366	16,482,455
Hewlett-Packard Co.	612,047	17,125,075
NetApp, Inc.	108,528	4,464,842
SanDisk Corp.	71,940	5,074,648
Seagate Technology PLC	103,867	5,833,171
Western Digital Corp.	67,041	5,624,740
Total Computers & Peripherals		215,385,951
Construction & Engineering—0.2%
Fluor Corp.	52,013	4,176,124
Jacobs Engineering Group, Inc. (a)	41,929	2,641,108
Quanta Services, Inc. (a)	68,745	2,169,592
Total Construction & Engineering		8,986,824
Construction Materials—0.0%
Vulcan Materials Co.	41,398	2,459,869
Total Construction Materials		2,459,869
Consumer Finance—1.0%
American Express Co.	293,406	26,620,726
Capital One Financial Corp.	183,617	14,066,898
Discover Financial Services	152,548	8,535,061
SLM Corp.	138,938	3,651,291
Total Consumer Finance		52,873,976
Containers & Packaging—0.2%
Avery Dennison Corp.	30,769	1,544,296
Ball Corp.	46,062	2,379,563
Bemis Co., Inc.	32,809	1,343,856
MeadWestvaco Corp.	56,617	2,090,866
Owens-Illinois, Inc. (a)	52,546	1,880,096
Sealed Air Corp.	62,475	2,127,274
Total Containers & Packaging		11,365,951

	Shares	Value

Distributors—0.1%
Genuine Parts Co.	49,158	$4,089,454
Total Distributors		4,089,454
Diversified Consumer Services—0.1%
H&R Block, Inc.	87,027	2,527,264
Total Diversified Consumer Services		2,527,264
Diversified Financial Services—3.9%
Bank of America Corp.	3,396,864	52,889,173
Citigroup, Inc.	965,926	50,334,404
CME Group, Inc.	100,393	7,876,835
IntercontinentalExchange Group, Inc.	36,636	8,240,169
JPMorgan Chase & Co.	1,197,196	70,012,022
Leucadia National Corp.	99,842	2,829,522
McGraw-Hill Financial, Inc.	86,242	6,744,124
Moody’s Corp.	60,283	4,730,407
The NASDAQ OMX Group, Inc.	36,797	1,464,521
Total Diversified Financial Services		205,121,177
Diversified Telecommunication Services—2.1%
AT&T, Inc.	1,677,710	58,988,284
CenturyLink, Inc.	188,239	5,995,412
Frontier Communications Corp.	318,328	1,480,225
Verizon Communications, Inc.	911,387	44,785,557
Windstream Holdings, Inc. (b)	189,832	1,514,859
Total Diversified Telecommunication Services		112,764,337
Electric Utilities—1.6%
American Electric Power Co., Inc.	155,188	7,253,487
Duke Energy Corp.	224,839	15,516,140
Edison International	103,762	4,804,181
Entergy Corp.	56,790	3,593,103
Exelon Corp.	272,900	7,474,731
FirstEnergy Corp.	133,194	4,392,738
NextEra Energy, Inc.	137,160	11,743,639
Northeast Utilities	100,349	4,253,794
Pepco Holdings, Inc.	79,526	1,521,332
Pinnacle West Capital Corp.	35,046	1,854,634
PPL Corp.	200,717	6,039,575
The Southern Co.	280,810	11,544,099
Xcel Energy, Inc.	158,484	4,428,043
Total Electric Utilities		84,419,496
Electrical Equipment—0.8%
AMETEK, Inc.	77,947	4,105,468
Eaton Corp. PLC	151,115	11,502,874
Emerson Electric Co.	224,193	15,733,865
Rockwell Automation, Inc.	44,162	5,218,182
Roper Industries, Inc.	31,627	4,386,032
Total Electrical Equipment		40,946,421
Electronic Equipment, Instruments & Components—0.4%
Amphenol Corp., Class A	50,408	4,495,386
Corning, Inc.	460,893	8,213,113
FLIR Systems, Inc.	45,113	1,357,901
Jabil Circuit, Inc.	58,801	1,025,490

The accompanying notes are an integral part of these financial statements.	Appendix	77

PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)

December 31, 2013

	Shares	Value

(Common Stocks continued)

TE Connectivity Ltd.	130,693	$7,202,491
Total Electronic Equipment, Instruments & Components		22,294,381
Energy Equipment & Services—1.9%
Baker Hughes, Inc.	141,155	7,800,225
Cameron International Corp. (a)	75,755	4,509,695
Diamond Offshore Drilling, Inc.	22,166	1,261,689
Ensco PLC, Class A	74,392	4,253,735
FMC Technologies, Inc. (a)	75,347	3,933,867
Halliburton Co.	270,136	13,709,402
Helmerich & Payne, Inc.	34,122	2,868,978
Nabors Industries Ltd.	82,769	1,406,245
National Oilwell Varco, Inc.	136,338	10,842,961
Noble Corp. PLC	80,703	3,023,941
Rowan Cos. PLC, Class A (a)	39,603	1,400,362
Schlumberger Ltd.	419,413	37,793,306
Transocean Ltd.	107,948	5,334,790
Total Energy Equipment & Services		98,139,196
Food & Staples Retailing—2.3%
Costco Wholesale Corp.	139,147	16,559,885
CVS Caremark Corp.	379,062	27,129,467
The Kroger Co.	165,738	6,551,623
Safeway, Inc.	78,599	2,559,969
Sysco Corp.	185,216	6,686,298
Wal-Mart Stores, Inc.	515,251	40,545,101
Walgreen Co.	277,347	15,930,812
Whole Foods Market, Inc.	118,515	6,853,722
Total Food & Staples Retailing		122,816,877
Food Products—1.6%
Archer-Daniels-Midland Co.	209,545	9,094,253
Campbell Soup Co.	57,184	2,474,923
ConAgra Foods, Inc.	134,357	4,527,831
General Mills, Inc.	201,995	10,081,570
The Hershey Co.	47,710	4,638,843
Hormel Foods Corp.	42,868	1,936,348
The J.M. Smucker Co.	33,483	3,469,508
Kellogg Co.	81,898	5,001,511
Kraft Foods Group, Inc.	189,768	10,232,291
McCormick & Co., Inc.	42,055	2,898,431
Mead Johnson Nutrition Co.	64,327	5,388,029
Mondelez International, Inc., Class A	558,532	19,716,180
Tyson Foods, Inc., Class A	86,502	2,894,357
Total Food Products		82,354,075
Gas Utilities—0.1%
AGL Resources, Inc.	37,807	1,785,625
ONEOK, Inc.	65,697	4,085,039
Total Gas Utilities		5,870,664
Health Care Equipment & Supplies—2.0%
Abbott Laboratories	492,417	18,874,344
Baxter International, Inc.	172,834	12,020,605
Becton Dickinson & Co.	61,813	6,829,718
Boston Scientific Corp. (a)	425,230	5,111,264
C.R. Bard, Inc.	24,806	3,322,516
CareFusion Corp. (a)	67,306	2,680,125
Covidien PLC	146,496	9,976,377

	Shares	Value

DENTSPLY International, Inc.	45,431	$2,202,495
Edwards Lifesciences Corp. (a)(b)	34,843	2,291,276
Intuitive Surgical, Inc. (a)	12,122	4,655,818
Medtronic, Inc.	317,946	18,246,921
St. Jude Medical, Inc.	92,934	5,757,261
Stryker Corp.	94,002	7,063,310
Varian Medical Systems, Inc. (a)(b)	33,669	2,615,745
Zimmer Holdings, Inc.	54,453	5,074,475
Total Health Care Equipment & Supplies		106,722,250
Health Care Providers & Services—2.0%
Aetna, Inc.	117,038	8,027,636
AmerisourceBergen Corp.	73,259	5,150,840
Cardinal Health, Inc.	108,751	7,265,654
Cigna Corp.	88,029	7,700,777
DaVita HealthCare Partners, Inc. (a)(b)	56,223	3,562,852
Express Scripts Holding Co. (a)	256,625	18,025,340
Humana, Inc.	49,654	5,125,286
Laboratory Corp. of America Holdings (a)(b)	27,834	2,543,193
McKesson Corp.	73,156	11,807,378
Patterson Cos., Inc.	26,553	1,093,984
Quest Diagnostics, Inc. (b)	46,314	2,479,652
Tenet Healthcare Corp. (a)(b)	31,601	1,331,034
UnitedHealth Group, Inc.	320,624	24,142,987
WellPoint, Inc.	94,082	8,692,236
Total Health Care Providers & Services		106,948,849
Health Care Technology—0.1%
Cerner Corp. (a)(b)	94,015	5,240,396
Total Health Care Technology		5,240,396
Hotels, Restaurants & Leisure—1.7%
Carnival Corp.	139,498	5,603,635
Chipotle Mexican Grill, Inc. (a)	9,854	5,250,014
Darden Restaurants, Inc.	41,546	2,258,856
International Game Technology	79,268	1,439,507
Marriott International, Inc., Class A	71,546	3,531,510
McDonald’s Corp.	316,889	30,747,740
Starbucks Corp.	240,000	18,813,600
Starwood Hotels & Resorts Worldwide, Inc.	60,991	4,845,735
Wyndham Worldwide Corp.	41,499	3,058,061
Wynn Resorts Ltd.	25,724	4,995,858
Yum! Brands, Inc.	141,825	10,723,388
Total Hotels, Restaurants & Leisure		91,267,904
Household Durables—0.4%
D.R. Horton, Inc.	90,506	2,020,094
Garmin Ltd.	39,169	1,810,391
Harman International Industries, Inc.	21,513	1,760,839
Leggett & Platt, Inc.	44,972	1,391,434
Lennar Corp., Class A	53,248	2,106,491
Mohawk Industries, Inc. (a)	19,428	2,892,829
Newell Rubbermaid, Inc.	91,465	2,964,381
PulteGroup, Inc.	109,794	2,236,504
Whirlpool Corp.	24,998	3,921,186
Total Household Durables		21,104,149

78	Appendix	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)

December 31, 2013

	Shares	Value

(Common Stocks continued)

Household Products—2.0%
The Clorox Co.	41,097	$3,812,158
Colgate-Palmolive Co.	279,920	18,253,583
Kimberly-Clark Corp.	121,541	12,696,173
The Procter & Gamble Co.	865,680	70,475,009
Total Household Products		105,236,923
Independent Power Producers & Energy Traders—0.1%
The AES Corp.	209,120	3,034,331
NRG Energy, Inc.	103,006	2,958,333
Total Independent Power Producers & Energy Traders		5,992,664
Industrial Conglomerates—2.7%
3M Co.	203,697	28,568,504
Danaher Corp.	190,953	14,741,572
General Electric Co.	3,222,097	90,315,379
Tyco International Ltd.	148,186	6,081,553
Total Industrial Conglomerates		139,707,008
Insurance—4.3%
ACE Ltd.	108,301	11,212,403
Aflac, Inc.	148,447	9,916,260
The Allstate Corp.	144,856	7,900,446
American International Group, Inc.	468,901	23,937,396
Aon PLC	95,875	8,042,954
Assurant, Inc.	23,158	1,536,996
Berkshire Hathaway, Inc., Class B (a)	573,259	67,965,587
The Chubb Corp.	80,178	7,747,600
Cincinnati Financial Corp.	46,958	2,459,191
Genworth Financial, Inc., Class A (a)	157,408	2,444,546
Hartford Financial Services Group, Inc.	142,383	5,158,536
Lincoln National Corp.	83,550	4,312,851
Loews Corp.	97,407	4,698,914
Marsh & McLennan Cos., Inc.	174,770	8,451,877
MetLife, Inc.	357,025	19,250,788
Principal Financial Group, Inc.	87,186	4,299,142
The Progressive Corp.	175,795	4,793,930
Prudential Financial, Inc.	147,452	13,598,023
Torchmark Corp.	28,796	2,250,407
The Travelers Cos., Inc.	115,945	10,497,660
Unum Group	83,173	2,917,709
XL Group PLC	90,067	2,867,733
Total Insurance		226,260,949
Internet & Catalog Retail—1.5%
Amazon.com, Inc. (a)	118,078	47,088,326
Expedia, Inc.	32,796	2,284,569
Netflix, Inc. (a)(b)	18,872	6,948,104
priceline.com, Inc. (a)	16,378	19,037,787
TripAdvisor, Inc. (a)(b)	35,289	2,922,988
Total Internet & Catalog Retail		78,281,774
Internet Software & Services—3.2%
Akamai Technologies, Inc. (a)	56,999	2,689,213
eBay, Inc. (a)	371,064	20,367,703
Facebook, Inc. (a)	523,802	28,631,017
Google, Inc., Class A (a)	89,374	100,162,335

	Shares	Value

VeriSign, Inc. (a)(b)	41,028	$2,452,654
Yahoo!, Inc. (a)	300,456	12,150,441
Total Internet Software & Services		166,453,363
IT Services—3.6%
Accenture PLC, Class A	202,463	16,646,508
Alliance Data Systems Corp. (a)	15,514	4,079,096
Automatic Data Processing, Inc.	153,320	12,389,789
Cognizant Technology Solutions Corp., Class A (a)	96,337	9,728,110
Computer Sciences Corp.	46,883	2,619,822
Fidelity National Information Services, Inc.	92,718	4,977,102
Fiserv, Inc. (a)(b)	82,146	4,850,721
International Business Machines Corp.	325,065	60,972,442
Mastercard, Inc., Class A	32,970	27,545,116
Paychex, Inc.	103,511	4,712,856
Teradata Corp. (a)(b)	52,038	2,367,209
Total System Services, Inc.	53,187	1,770,064
Visa, Inc., Class A	162,178	36,113,797
The Western Union Co.	175,876	3,033,861
Total IT Services		191,806,493
Leisure Equipment & Products—0.1%
Hasbro, Inc.	36,816	2,025,248
Mattel, Inc.	107,782	5,128,268
Total Leisure Equipment & Products		7,153,516
Life Sciences Tools & Services—0.5%
Agilent Technologies, Inc.	105,348	6,024,852
Life Technologies Corp. (a)	54,988	4,168,090
PerkinElmer, Inc.	35,825	1,477,065
Thermo Fisher Scientific, Inc.	115,085	12,814,715
Waters Corp. (a)(b)	27,112	2,711,200
Total Life Sciences Tools & Services		27,195,922
Machinery—1.8%
Caterpillar, Inc.	202,661	18,403,646
Cummins, Inc.	55,493	7,822,848
Deere & Co.	121,926	11,135,502
Dover Corp.	54,257	5,237,971
Flowserve Corp.	44,417	3,501,392
Illinois Tool Works, Inc.	130,042	10,933,931
Ingersoll-Rand PLC	85,325	5,256,020
Joy Global, Inc.	33,847	1,979,711
PACCAR, Inc.	112,768	6,672,483
Pall Corp.	35,283	3,011,404
Parker Hannifin Corp.	47,527	6,113,873
Pentair Ltd., Registered Shares	63,482	4,930,647
Snap-on, Inc.	18,519	2,028,201
Stanley Black & Decker, Inc.	49,432	3,988,668
Xylem, Inc.	58,754	2,032,888
Total Machinery		93,049,185
Media—3.7%
Cablevision Systems Corp., New York Group, Class A	68,178	1,222,431
CBS Corp., Class B	177,732	11,328,638
Comcast Corp., Class A	829,932	43,127,416
DIRECTV (a)(b)	155,625	10,752,131

The accompanying notes are an integral part of these financial statements.	Appendix	79

PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)

December 31, 2013

	Shares	Value

(Common Stocks continued)

Discovery Communications, Inc., Class A (a)(b)	71,870	$6,498,485
Gannett Co., Inc.	72,578	2,146,857
Graham Holdings Co., Class B	1,387	920,025
The Interpublic Group of Cos., Inc.	132,561	2,346,330
News Corp., Class A (a)	158,539	2,856,873
Omnicom Group, Inc.	81,962	6,095,514
Scripps Networks Interactive, Inc., Class A	34,890	3,014,845
Time Warner Cable, Inc.	89,774	12,164,377
Time Warner, Inc.	288,129	20,088,354
Twenty-First Century Fox, Inc., Class A	624,954	21,985,882
Viacom, Inc., Class B	129,249	11,288,608
The Walt Disney Co.	520,469	39,763,831
Total Media		195,600,597
Metals & Mining—0.6%
Alcoa, Inc.	340,638	3,620,982
Allegheny Technologies, Inc.	34,429	1,226,705
Cliffs Natural Resources, Inc. (b)	48,825	1,279,703
Freeport-McMoRan Copper & Gold, Inc.	330,623	12,477,712
Newmont Mining Corp.	158,558	3,651,591
Nucor Corp.	101,341	5,409,583
United States Steel Corp. (b)	46,072	1,359,124
Total Metals & Mining		29,025,400
Multi-Utilities—1.1%
Ameren Corp.	77,272	2,794,155
CenterPoint Energy, Inc.	136,510	3,164,302
CMS Energy Corp.	84,714	2,267,794
Consolidated Edison, Inc.	93,277	5,156,352
Dominion Resources, Inc.	184,853	11,958,141
DTE Energy Co.	56,305	3,738,089
Integrys Energy Group, Inc.	25,416	1,382,885
NiSource, Inc.	99,776	3,280,635
PG&E Corp.	143,088	5,763,585
Public Service Enterprise Group, Inc.	161,103	5,161,740
SCANA Corp.	44,743	2,099,789
Sempra Energy	72,386	6,497,367
TECO Energy, Inc.	65,052	1,121,496
Wisconsin Energy Corp.	72,140	2,982,268
Total Multi-Utilities		57,368,598
Multiline Retail—0.7%
Dollar General Corp. (a)	93,833	5,660,007
Dollar Tree, Inc. (a)	66,272	3,739,066
Family Dollar Stores, Inc.	30,792	2,000,556
Kohl’s Corp.	64,106	3,638,016
Macy’s, Inc.	117,351	6,266,543
Nordstrom, Inc.	45,568	2,816,102
Target Corp.	201,302	12,736,378
Total Multiline Retail		36,856,668
Office Electronics—0.1%
Xerox Corp.	368,551	4,485,266
Total Office Electronics		4,485,266

	Shares	Value

Oil, Gas & Consumable Fuels—8.4%
Anadarko Petroleum Corp.	160,276	$12,713,092
Apache Corp.	127,145	10,926,841
Cabot Oil & Gas Corp.	134,125	5,198,685
Chesapeake Energy Corp.	160,979	4,368,970
Chevron Corp.	612,477	76,504,502
ConocoPhillips	390,160	27,564,804
CONSOL Energy, Inc.	72,912	2,773,573
Denbury Resources, Inc. (a)	116,780	1,918,695
Devon Energy Corp.	121,542	7,519,804
EOG Resources, Inc.	86,935	14,591,171
EQT Corp.	47,999	4,309,350
Exxon Mobil Corp.	1,391,249	140,794,399
Hess Corp.	90,587	7,518,721
Kinder Morgan, Inc.	214,428	7,719,408
Marathon Oil Corp.	221,858	7,831,587
Marathon Petroleum Corp.	95,869	8,794,063
Murphy Oil Corp.	55,976	3,631,723
Newfield Exploration Co. (a)	43,381	1,068,474
Noble Energy, Inc.	114,420	7,793,146
Occidental Petroleum Corp.	256,707	24,412,836
Peabody Energy Corp.	85,934	1,678,291
Phillips 66	190,935	14,726,817
Pioneer Natural Resources Co.	45,420	8,360,460
QEP Resources, Inc.	57,157	1,751,862
Range Resources Corp.	52,045	4,387,914
Southwestern Energy Co. (a)	111,686	4,392,610
Spectra Energy Corp.	213,389	7,600,916
Tesoro Corp.	42,304	2,474,784
Valero Energy Corp.	171,835	8,660,484
The Williams Cos., Inc.	217,653	8,394,876
WPX Energy, Inc. (a)(b)	63,952	1,303,342
Total Oil, Gas & Consumable Fuels		441,686,200
Paper & Forest Products—0.1%
International Paper Co.	141,281	6,927,007
Total Paper & Forest Products		6,927,007
Personal Products—0.2%
Avon Products, Inc.	138,143	2,378,823
The Estee Lauder Cos., Inc., Class A	81,544	6,141,894
Total Personal Products		8,520,717
Pharmaceuticals—5.8%
AbbVie, Inc.	506,645	26,755,922
Actavis PLC (a)	55,429	9,312,072
Allergan, Inc.	94,638	10,512,389
Bristol-Myers Squibb Co.	524,378	27,870,691
Eli Lilly & Co.	315,750	16,103,250
Forest Laboratories, Inc. (a)	75,471	4,530,524
Hospira, Inc. (a)(b)	52,827	2,180,698
Johnson & Johnson	898,549	82,298,103
Merck & Co., Inc.	930,552	46,574,128
Mylan, Inc. (a)	121,958	5,292,977
Perrigo Co. PLC	42,373	6,502,561
Pfizer, Inc.	2,064,039	63,221,515
Zoetis, Inc.	159,238	5,205,490
Total Pharmaceuticals		306,360,320

80	Appendix	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)

December 31, 2013

	Shares	Value

(Common Stocks continued)

Professional Services—0.2%
The Dun & Bradstreet Corp.	12,153	$1,491,781
Equifax, Inc.	38,754	2,677,514
Nielsen Holdings NV	80,589	3,698,229
Robert Half International, Inc.	44,139	1,853,396
Total Professional Services		9,720,920
Real Estate Investment Trusts (REITs)—1.8%
American Tower Corp.	125,682	10,031,937
Apartment Investment & Management Co., Class A	46,525	1,205,463
AvalonBay Communities, Inc.	38,742	4,580,467
Boston Properties, Inc.	48,673	4,885,309
Equity Residential (b)	106,746	5,536,915
General Growth Properties, Inc.	171,209	3,436,165
HCP, Inc. (b)	145,310	5,277,659
Health Care REIT, Inc. (b)	91,934	4,924,904
Host Hotels & Resorts, Inc. (b)	240,855	4,682,221
Kimco Realty Corp.	130,475	2,576,881
The Macerich Co. (b)	44,758	2,635,799
Plum Creek Timber Co., Inc. (b)	56,341	2,620,420
Prologis, Inc. (b)	158,830	5,868,768
Public Storage	46,031	6,928,586
Simon Property Group, Inc.	98,830	15,037,973
Ventas, Inc. (b)	93,657	5,364,673
Vornado Realty Trust (b)	55,400	4,918,966
Weyerhaeuser Co.	185,591	5,859,108
Total Real Estate Investment Trusts (REITs)		96,372,214
Real Estate Management & Development—0.0%
CBRE Group, Inc., Class A (a)	88,653	2,331,574
Total Real Estate Management & Development		2,331,574
Road & Rail—0.9%
CSX Corp.	322,827	9,287,733
Kansas City Southern	35,098	4,346,185
Norfolk Southern Corp.	98,379	9,132,522
Ryder System, Inc.	16,747	1,235,594
Union Pacific Corp.	146,678	24,641,904
Total Road & Rail		48,643,938
Semiconductors & Semiconductor Equipment—2.0%
Altera Corp.	102,271	3,326,876
Analog Devices, Inc.	99,059	5,045,075
Applied Materials, Inc.	383,498	6,784,080
Broadcom Corp., Class A	171,847	5,095,263
First Solar, Inc. (a)(b)	22,485	1,228,580
Intel Corp.	1,583,124	41,097,899
KLA-Tencor Corp.	53,073	3,421,086
Lam Research Corp. (a)	51,717	2,815,991
Linear Technology Corp.	74,574	3,396,846
LSI Corp.	173,547	1,912,488
Microchip Technology, Inc.	63,175	2,827,081
Micron Technology, Inc. (a)	334,986	7,289,295
NVIDIA Corp.	184,267	2,951,957
Texas Instruments, Inc.	348,588	15,306,499
Xilinx, Inc.	85,450	3,923,864
Total Semiconductors & Semiconductor Equipment		106,422,880

	Shares	Value

Software—3.4%
Adobe Systems, Inc. (a)	148,056	$8,865,593
Autodesk, Inc. (a)	71,847	3,616,060
CA, Inc.	103,477	3,482,001
Citrix Systems, Inc. (a)	59,362	3,754,646
Electronic Arts, Inc. (a)(b)	98,447	2,258,374
Intuit, Inc.	90,718	6,923,598
Microsoft Corp.	2,419,320	90,555,148
Oracle Corp.	1,117,595	42,759,185
Red Hat, Inc. (a)(b)	60,350	3,382,014
Salesforce.com, Inc. (a)(b)	176,675	9,750,693
Symantec Corp.	221,667	5,226,908
Total Software		180,574,220
Specialty Retail—2.2%
AutoNation, Inc. (a)	20,561	1,021,676
AutoZone, Inc. (a)(b)	10,838	5,179,914
Bed Bath & Beyond, Inc. (a)	68,390	5,491,717
Best Buy Co., Inc.	87,053	3,471,674
CarMax, Inc. (a)(b)	71,129	3,344,486
GameStop Corp., Class A	37,228	1,833,851
The Gap, Inc.	84,362	3,296,867
The Home Depot, Inc.	448,481	36,927,925
L Brands, Inc.	77,655	4,802,962
Lowe’s Cos., Inc.	333,067	16,503,470
O’Reilly Automotive, Inc. (a)(b)	34,180	4,399,308
PetSmart, Inc.	33,035	2,403,296
Ross Stores, Inc.	69,007	5,170,694
Staples, Inc.	210,349	3,342,446
Tiffany & Co.	35,071	3,253,887
TJX Cos., Inc.	226,497	14,434,654
Urban Outfitters, Inc. (a)	34,763	1,289,707
Total Specialty Retail		116,168,534
Textiles, Apparel & Luxury Goods—0.8%
Coach, Inc.	89,320	5,013,532
Fossil Group, Inc. (a)	15,647	1,876,701
Michael Kors Holdings Ltd. (a)(b)	57,130	4,638,385
NIKE, Inc., Class B	237,971	18,714,039
PVH Corp.	25,979	3,533,663
Ralph Lauren Corp.	18,989	3,352,888
VF Corp.	112,180	6,993,301
Total Textiles, Apparel & Luxury Goods		44,122,509
Thrifts & Mortgage Finance—0.1%
Hudson City Bancorp, Inc.	151,578	1,429,381
People’s United Financial, Inc.	101,211	1,530,310
Total Thrifts & Mortgage Finance		2,959,691
Tobacco—1.5%
Altria Group, Inc.	636,949	24,452,472
Lorillard, Inc.	117,314	5,945,473
Philip Morris International, Inc.	510,245	44,457,647
Reynolds American, Inc.	99,829	4,990,452
Total Tobacco		79,846,044
Trading Companies & Distributors—0.2%
Fastenal Co. (b)	86,944	4,130,708
W.W. Grainger, Inc.	19,674	5,025,133
Total Trading Companies & Distributors		9,155,841

The accompanying notes are an integral part of these financial statements.	Appendix	81

PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)

December 31, 2013

	Shares	Value

(Common Stocks continued)

Wireless Telecommunication Services—0.2%
Crown Castle International Corp. (a)	106,392	$7,812,365
Total Wireless Telecommunication Services		7,812,365
Total Long-Term Investments (Cost—$3,092,920,793)		5,253,129,437

SHORT-TERM SECURITIES
(2.0% of net assets)
BlackRock Cash Funds:
Institutional, SL Agency Shares, 0.14% (c)(d)(e)	92,138,359	92,138,359
Prime, SL Agency Shares, 0.11% (c)(d)(e)	11,657,294	11,657,294
Total Short-Term Securities (Cost $103,795,653)		103,795,653
TOTAL INVESTMENTS (Cost $3,196,716,446*)—101.6%		5,356,925,090
LIABILITIES IN EXCESS OF OTHER ASSETS—(1.6)%		(85,794,883)
NET ASSETS—100%		$5,271,130,207
*	As of December 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$2,842,601,670

Gross unrealized appreciation	2,681,943,062
Gross unrealized depreciation	(167,619,642)

Net unrealized appreciation	$2,514,323,420

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	Investments in issuers considered to be an affiliate of the Master Portfolio during the year ended December 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2012	Shares Purchased	Shares Sold	Shares Held at December 31, 2013	Value at December 31, 2013	Income	Realized Gain
BlackRock, Inc.	16,465	24,958	(958)	40,465	$12,805,958	$230,088	$72,468
BlackRock Cash Funds: Institutional, SL Agency Shares	132,083,169	—	(39,944,810)[1]	92,138,359	$92,138,359	$310,375	$—
BlackRock Cash Funds: Prime, SL Agency Shares	22,497,136	—	(10,839,842)[1]	11,657,294	$11,657,294	$40,178	$—
The PNC Financial Services Group, Inc	69,347	103,655	(3,541)	169,461	$13,146,784	$252,982	$41,227

[1]	Represents net shares sold.

(d)	Represents the current yield as of report date.
(e)	All or a portion of security was purchased with the cash collateral from loaned securities.

•

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Financial futures contracts outstanding as of December 31, 2013 were as follows:

Contracts Purchased	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
380	S&P 500 E-Mini Index	Chicago Mercantile	March 2014	$34,980,900	$677,360

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 – other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

82	Appendix	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)

December 31, 2013

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[2]	$5,253,129,437	$—	$—	$5,253,129,437
Short-Term Securities:
Money Market Funds	103,795,653	—	—	103,795,653

Total	$5,356,925,090	$—	$—	$5,356,925,090

[2]	See above Schedule of Investments for values in each industry.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[3]
Assets:
Equity contracts	$677,360	$—	$—	$677,360

Total	$677,360	$—	$—	$677,360

[3]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The carrying amount for certain of the Master Portfolio’s assets and/or liabilities approximates fair value for financial statement purposes. As of December 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$117	$—	$—	$117
Cash pledged for financial futures contracts	1,557,000	—	—	1,557,000
Liabilities:
Collateral on securities loaned at value	—	(75,424,060)	—	(75,424,060)

Total	$1,557,117	$(75,424,060)	$—	$(73,866,943)

There were no transfers between levels during the year ended December 31, 2013.

The accompanying notes are an integral part of these financial statements.	Appendix	83

STATEMENT OF ASSETS AND LIABILITIES: S&P 500 Stock Master Portfolio

December 31, 2013

ASSETS

Investments at value—unaffiliated (including securities loaned of $73,818,587) (cost—$3,076,437,679)	$5,227,176,695
Investments at value—affiliated (cost—$120,278,767)	129,748,395
Cash	117
Dividends receivable	7,084,560
Cash pledged for financial futures contracts	1,557,000
Variation margin receivable on financial futures contracts	117,503
Other income receivable—affiliated	98,781
Securities lending income receivable—affiliated	19,884
Prepaid expenses	4,493
Total assets	5,365,807,428

LIABILITIES

Collateral on securities loaned at value	75,424,060
Investment advisory fees payable	199,850
Trustees’ fees payable	34,393
Professional fees payable	21,994
Withdrawals payable to investors	18,996,924
Total liabilities	94,677,221
NET ASSETS	$5,271,130,207

NET ASSETS CONSIST OF

Investors’ capital	3,110,244,203
Net unrealized appreciation/depreciation	2,160,886,004
NET ASSETS	$5,271,130,207

84	Appendix	The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS: S&P 500 Stock Master Portfolio

Year Ended December 31, 2013

INVESTMENT INCOME

Dividends—unaffiliated	$83,961,530
Dividends—affiliated	483,070
Securities lending—affiliated—net	259,954
Other income—affiliated	98,781
Income—affiliated	90,599
Interest	1,766
Foreign taxes withheld	(16,215)
Total income	84,879,485

EXPENSES

Investment advisory	1,993,896
Trustees	123,517
Professional	39,442
Total expenses	2,156,855
Less fees reimbursed by Manager	(162,959)
Total expenses after fees reimbursed	1,993,896
NET INVESTMENT INCOME	82,885,589

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) from:
Investments—unaffiliated	(6,818,010)
Investments—affiliated	113,695
Short sales	145,294
Financial futures contracts	14,908,930
Net realized gain	8,349,909
Net change in unrealized appreciation/depreciation on:
Investments	992,641,860
Financial futures contracts	285,722
Net change in unrealized appreciation/depreciation	992,927,582
TOTAL REALIZED AND UNREALIZED GAIN	1,001,277,491
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,084,163,080

The accompanying notes are an integral part of these financial statements.	Appendix	85

STATEMENTS OF CHANGES IN NET ASSETS: S&P 500 Stock Master Portfolio

INCREASE (DECREASE) IN NET ASSETS	Year Ended December 31, 2013	Year Ended December 31, 2012

Operations
Net investment income	$82,885,589	$42,606,880
Net realized gain	8,349,909	213,322,470
Net change in unrealized appreciation/depreciation	992,927,582	27,276,473
Net increase in net assets resulting from operations	1,084,163,080	283,205,823
Capital Transactions
Proceeds from contributions	3,187,732,511	392,443,684
Value of withdrawals	(718,697,605)	(1,066,033,494)
Net increase (decrease) in net assets derived from capital transactions	2,469,034,906	(673,589,810)
NET ASSETS
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,553,197,986	(390,383,987)
Beginning of year	1,717,932,221	2,108,316,208
End of year	$5,271,130,207	$1,717,932,221

FINANCIAL HIGHLIGHTS: S&P 500 Stock Master Portfolio

	For Year Ended December 31,
	2013	2012	2011	2010	2009
TOTAL INVESTMENT RETURN	32.33%	15.98%	2.13%	15.06%	26.63%

Ratios to Average Net Assets
Total expenses	0.05%	0.06%	0.06%	0.05%	0.05%
Total expenses after fees reimbursed	0.05%	0.05%	0.05%	0.05%	0.05%
Net investment income	2.08%	2.22%	2.08%	2.01%	2.35%

SUPPLEMENTAL DATA

Net assets, end of year (000)	$5,271,130	$1,717,932	$2,108,316	$2,158,717	$2,049,062
Portfolio turnover	2%	10%	5%	9%	5%

86	Appendix	The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS: S&P 500 Stock Master Portfolio

1. ORGANIZATION

S&P 500 Stock Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust.

Reorganization: The Board of Trustees of MIP (the “Board”), and the Board of Master S&P 500 Index Series, a series of Quantitative Master Series LLC (the “Target Master Portfolio”), approved the reorganization of the Target Master Portfolio into the Master Portfolio pursuant to which the Master Portfolio acquired substantially all of the assets and substantially all of the liabilities of the Target Master Portfolio in exchange for beneficial interests of the Master Portfolio (the “Master Reorganization”). The Master Reorganization was approved by the shareholders of each feeder fund that invests its assets in the Target Master Portfolio. The Target Master Portfolio is the surviving entity for tax purposes.

The Target Master Portfolio’s net assets and composition of net assets on April 19, 2013, the valuation date of the reorganization, were as follows:

Net assets	$2,515,780,312
Investors’ capital	$1,709,840,605
Net unrealized appreciation (depreciation)	$805,939,707

For financial reporting purposes, assets received by the Master Portfolio were recorded at fair value. However, the cost basis of the investments being received from the Target Master Portfolio were carried forward to align ongoing reporting of the Master Portfolio’s realized and unrealized gains and losses for tax purposes.

The net assets of the Master Portfolio before the acquisition were $2,116,282,511. The aggregate net assets of the Master Portfolio immediately after the acquisition amounted to $4,632,062,823. The Target Master Portfolio’s fair value and cost of investments prior to the reorganization were as follows:

	Fair Value of Investments	Cost of Investments
Target Master Portfolio	$2,451,677,239	$1,645,737,532

The purpose of this transaction was to combine two portfolios managed by BlackRock Fund Advisors (“BFA” or the “Manager”) with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on April 22, 2013.

Assuming the acquisition had been completed on January 1, 2013, the beginning of the fiscal reporting period of the Master Portfolio, the pro forma results of operations for the year ended December 31, 2013 are as follows:

•	Net investment income: $98,196,994
•	Net realized and change in unrealized gain on investments: $1,618,199,797
•	Net increase in net assets resulting from operations: $1,716,396,791

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Master Portfolio that have been included in the Master Portfolio’s Statement of Operations since April 22, 2013.

Reorganization costs incurred in connection with the reorganization were expensed by the Master Portfolio and reimbursed by BFA.

2. SIGNIFICANT ACCOUNTING POLICIES

The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Master Portfolio:

Valuation: US GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market

Appendix	87

NOTES TO FINANCIAL STATEMENTS: S&P 500 Stock Master Portfolio (continued)

approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Master Portfolio’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases where a Master Portfolio enters into certain investments (e.g. financial futures contracts) that would be “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Master Portfolio’s future obligations under such investments. Doing so allows the Master Portfolio to not treat the investment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Income Taxes: The Target Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Target Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Target Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Target Master Portfolio’s assets will be managed so an investor in the Target Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Target Master Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Target Master Portfolio’s US federal tax returns remains open for each of the four years ended December 31, 2013. The statutes of limitations on the Target Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Target Master Portfolio’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Master Portfolio has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. SECURITIES AND OTHER INVESTMENTS

Preferred Stock: The Master Portfolio may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Short Sales: The Master Portfolio may enter into short sale transactions in which the Master Portfolio sells a security it does not hold in anticipation of a decline in the market price of that security. When the Master Portfolio makes a short sale, it will borrow the security sold short and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Master Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Master Portfolio is required to repay the counterparty any dividends received on the security sold short, which is shown as dividend expense in the Statement of Operations. The Master Portfolio may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Statement of Operations. The Master Portfolio maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. The Master Portfolio may receive interest on the cash collateral deposited with the broker-dealer. The Master Portfolio is exposed to market risk based on the amount, if

88	Appendix

NOTES TO FINANCIAL STATEMENTS: S&P 500 Stock Master Portfolio (continued)

any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Master Portfolio sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance the Master Portfolio will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: The Master Portfolio may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Master Portfolio should have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Master Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. The cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral, or upon an event of default, resell or re-pledge the collateral.

The following table is a summary of the Master Portfolio’s securities lending agreements by counterparty which are subject to offset under a MSLA as of December 31, 2013:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital, Inc.	$3,148,785	$(3,148,785)	—
Citigroup Global Markets, Inc.	265,005	(265,005)	—
Credit Suisse Securities (USA) LLC	5,052,347	(5,052,347)	—
Deutsche Bank Securities, Inc.	5,188,082	(5,188,082)	—
Goldman Sachs & Co.	25,081,633	(25,081,633)	—
HSBC Bank PLC	631,800	(631,800)	—
IBG LLC	198,003	(198,003)	—
JP Morgan Securities LLC	19,292,046	(19,292,046)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	1,286,790	(1,286,790)	—
Morgan Stanley	1,359,368	(1,359,368)	—
National Financial Services LLC	2,651,800	(2,651,800)	—
State Street Bank & Trust Co.	762,620	(762,620)	—
UBS Securities LLC	8,900,308	(8,900,308)	—

Total	$73,818,587	$(73,818,587)	—

[1]

Collateral with a value of $75,424,060 has been received in connection with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities lent. The Master Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2013, any securities on loan were collateralized by cash.

4. DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to economically hedge its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Financial Futures Contracts: The Master Portfolio purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Upon entering into a financial futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the

Appendix	89

NOTES TO FINANCIAL STATEMENTS: S&P 500 Stock Master Portfolio (continued)

contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Master Portfolio as unrealized appreciation or depreciation or depreciation, and if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

The following is a summary of the Master Portfolio’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2013

	Derivative Liabilities
	Statement of Assets and Liabilities Location	Value
Equity contracts	Net unrealized appreciation/ depreciation[1]	$677,360

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2013
Net Realized Gain (Loss) From
Equity contracts:
Financial futures contracts	$14,908,930

Net Change in Unrealized Appreciation/Depreciation on
Equity contracts:
Financial futures contracts	$285,722

For the year ended December 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	590
Average notional value of contracts purchased	$48,322,384

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Master Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Master Portfolio. With exchanged traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

5. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement (the “Investment Advisory Agreement”) with BFA, the Master Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. BFA is responsible for the management of the Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays BFA a monthly fee based on a percentage of the Master Portfolio’s average daily net assets at an annual rate of 0.05%.

MIP entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BAL may delegate certain of its administration duties to sub-administrators. BAL, in consideration thereof, has agreed to bear all of the Master Portfolio’s and MIP’s ordinary operating expenses excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio.

BAL is not entitled to compensation for providing administration services to the Master Portfolio, for so long as BAL is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.

The fees and expenses of MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BFA has contractually agreed to cap the expenses of the Master Portfolio at the rate at which the Master Portfolio pays an advisory fee to BFA by providing an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to the independent expenses. This contractual waiver is effective through April 30, 2014. The amount of the waiver, if any, is shown as fees reimbursed in the Statement of Operations.

90	Appendix

NOTES TO FINANCIAL STATEMENTS: S&P 500 Stock Master Portfolio (continued)

MIP, on behalf of the Master Portfolio, received an exemptive order from the Securities and Exchange Commission permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BTC, an affiliate of BFA as the securities lending agent. BTC may, on behalf of the Master Portfolio, invest cash collateral received by the Master Portfolio for such loans, in a private investment company managed by the BFA or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, is shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BTC, if any, is disclosed in the Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Master Portfolio retains 65% of securities lending income and pays a fee to BTC equal to 35% of such income. The Master Portfolio benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BTC bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BTC does not receive any fees for managing the cash collateral. The share of income earned by the Master Portfolio is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended December 31, 2013, BTC received $139,417 in securities lending agent fees related to securities lending activities for the Master Portfolio.

During the year ended December 31, 2013, the Master Portfolio received a payment from an affiliate to compensate for foregone securities lending revenue, which is Other Income — affiliated in the Statement of Operations.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2013, the purchase and sale transactions from an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $27,052,195 and $8,651,416, respectively.

6. PURCHASES AND SALES

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2013, were $91,415,528 and $205,021,342, respectively.

7. BANK BORROWINGS

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Master Portfolio may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Master Portfolio did not borrow under the credit agreement during the year ended December 31, 2013.

8. MARKET AND CREDIT RISK

In the normal course of business, the Master Portfolio invest in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

Appendix	91

S&P 500 STOCK MASTER PORTFOLIO

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Master Investment Portfolio and the Interestholders of S&P 500 Stock Master Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the S&P 500 Stock Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio, at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, transfer agent and broker, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 24, 2014

92	Appendix

S&P 500 STOCK MASTER PORTFOLIO

Officers and Trustees

INDEPENDENT TRUSTEES1

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH TRUST/MIP	LENGTH OF TIME SERVED AS A TRUSTEE[2]	PRINCIPAL OCCUPATIONS(S) DURING PAST FIVE YEARS	NUMBER OF BLACKROCK— ADVISED REGISTERED INVESTMENT COMPANIES (“RICs”) CONSISTING OF INVESTMENT PORTFOLIOS (“PORTFOLIOS”) OVERSEEN	PUBLIC DIRECTORSHIPS

Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Trustee	Since 2009	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 107 Portfolios	None

Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Trustee	Since 2009	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 107 Portfolios	None

David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2009	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 107 Portfolios	None

Dr. Matina S. Horner 55 East 52nd Street New York NY 10055 1939	Trustee	Since 2009	Executive Vice President Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 107 Portfolios	NSTAR (electric and gas utility)

Herbert l. London 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	President, London Center for Policy Research since 2012; Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, since 2011, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet services) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing from 2007 to 2012)	33 RICs consisting of 107 Portfolios	None

Ian A. Mackinnon 55 East 52nd Street New York, NY 10055 1948	Trustee	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1998 to 2008	33 RICs consisting of 107 Portfolios	None

Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2009	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 107 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Appendix	93

S&P 500 STOCK MASTER PORTFOLIO

Officers and Trustees (continued)

INDEPENDENT TRUSTEES1

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH TRUST/MIP	LENGTH OF TIME SERVED AS A TRUSTEE[2]	PRINCIPAL OCCUPATIONS(S) DURING PAST FIVE YEARS	NUMBER OF BLACKROCK— ADVISED REGISTERED INVESTMENT COMPANIES (“RICs”) CONSISTING OF INVESTMENT PORTFOLIOS (“PORTFOLIOS”) OVERSEEN	PUBLIC DIRECTORSHIPS

Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2009	Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 107 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)

Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 107 Portfolios	None

Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2009	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (speciality pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 107 Portfolios	None

Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Trustee	Since 2009	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Foundation from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 107 Portfolios	None

Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Director, Alkon Corporation (pneumatics) since 1992; Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh from 2005 to 2013 and Dean thereof from 1997 to 2005; Director, Tippman Sports (recreation) from 2005 to 2013; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 107 Portfolios	None

[1]

Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

[2]

Date shown is the earliest date a person has served for the MIP covered by this annual report. In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. (“BlackRock”) in December 2009, the Trustees were elected to the MIP’s Board. As a result, although the chart shows certain Trustees as joining the MIP’s board in 2009, those Trustees first became a member of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

94	Appendix

S&P 500 STOCK MASTER PORTFOLIO

Officers and Trustees (continued)

INTERESTED TRUSTEES3

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH TRUST/MIP	LENGTH OF TIME SERVED AS A TRUSTEE[2]	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF BLACKROCK— ADVISED REGISTERED INVESTMENT COMPANIES (“RICs”) CONSISTING OF INVESTMENT PORTFOLIOS (“PORTFOLIOS”) OVERSEEN	PUBLIC DIRECTORSHIPS

Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director of BlackRock, and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	144 RICs consisting of 278 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares (formerly BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	144 RICs consisting of 278 Portfolios	None

[3]

Mr. Audet is an “interested person,” as defined in the 1940 Act, of the MIP based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the MIP based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

Appendix	95

S&P 500 STOCK MASTER PORTFOLIO

Officers and Trustees (continued)

TRUST/MIP OFFICERS1

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST/MIP	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2009	Managing Director of BlackRock since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.

Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Assistant Secretary of the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.

[1]	Officers of the MIP serve at the pleasure of the Board.

96	Appendix

Homestead Funds

4301 Wilson Blvd.

Arlington, VA 22203

800-258-3030

homesteadfunds.com

This report is authorized for distribution to

shareholders and others who have received

a copy of the prospectus.

Distributor: RE Investment Corporation.

Item 2. Code of Ethics.

Homestead Funds, Inc. has adopted a Senior Officer Code of Ethics, as defined in Item 2 of Form N-CSR, which applies to its principal executive officer, principal financial officer, principal accounting or controller, or persons performing similar functions. The Senior Officer Code of Ethics is available on Homestead Funds, Inc.’s website at www.homesteadfunds.com or without charge, upon request, by calling the Chief Compliance Officer at 1-800-258-3030. During the period covered by this report, no substantive amendments were approved or waivers were granted to the Senior Officer Code of Ethics.

Item 3. Audit Committee Financial Expert.

The Board of Directors of Homestead Funds, Inc. has determined that the Board’s Audit Committee does not have an “audit committee financial expert” as the Securities and Exchange Commission has defined that term. After carefully considering all of the factors involved in the definition of “audit committee financial expert,” the Board determined that none of the members of the Audit Committee met all five qualifications in the definition, although each of the members of the Audit Committee met some of the qualifications. The Board also determined that because of the collective general financial expertise of the Audit Committee members, as well as the types of funds in Homestead Funds, Inc. and the nature of the accounting and valuation issues they have presented, it did not appear that the Audit Committee as a whole lacked any necessary skill to fulfill the functions of an Audit Committee.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees[1]
	Fiscal Year 2012	$155,000
	Fiscal Year 2013	$152,000

(b)	Audit-Related Fees
	Fiscal Year 2012	$0
	Fiscal Year 2013	$0

(c)	Tax Fees
	Fiscal Year 2012[2]	$23,200
	Fiscal Year 2013[3]	$13,910

(d)	All Other Fees
	Fiscal Year 2012	$0
	Fiscal Year 2013	$0

[1]	These fees were for professional services rendered for the audits of the financial statements of Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Small-Company Stock Fund, International Value Fund, and Growth Fund, including services that are normally provided in connection with the Funds’ statutory and regulatory filings.
[2]	These fees were for (i) the preparation of the Federal Excise Tax Returns, Federal 1120-RIC Tax Return, and State Corporate Tax Returns for, Stock Index Fund, and International Value Fund; (ii) the review of client prepared Federal Excise Tax Returns, Federal 1120-RIC Tax Return, State Corporate Tax Returns for Daily Income Fund, Short-Term Bond Fund, Short-Term Government Securities Fund, Value Fund, Small-Company Stock Fund, and Growth Fund; and (iii) the review of client prepared distribution requirements.
[3]	These fees were for (i) the review of client prepared Federal Excise Tax Returns, Federal 1120-RIC Tax Return, State Corporate Tax Returns for Daily Income Fund, Short-Term Bond Fund, Short-Term Government Securities Fund, Value Fund, Small-Company Stock Fund, and Growth Fund; and the (ii) the review of client prepared distribution requirements.

(e) (1)	The Registrant’s audit committee is directly responsible for approving the services to be provided by the principal accountant.

(2)	None of the services provided to the Registrant described in paragraphs (b)-(d) of Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The National Rural Electric Cooperative Association paid the Funds’ principal accountant $189,167 in 2013 and $123,510 in 2012, both of which were for consulting services and each related to implementing a new module to the accounting system. The National Rural Electric Cooperative Association is the parent company, hence a controlling entity of RE Advisers Corporation, the investment adviser that provided ongoing services to Homestead Funds for each of its last two fiscal years.

(h)	Homestead Funds’ Audit Committee considered the provision of non-audit services, which were not approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, that the principal accountant rendered to the National Rural Electric Cooperative Association, a controlling entity of RE Advisers Corporation, the investment adviser that provided ongoing services to Homestead Funds for each of its last two fiscal years. The Audit Committee determined that these services were compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The registrant’s principal executive officer and principal financial officer concluded that the registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control. There were no changes in registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not required with this filing.

(a)(2)	A separate certification for the principal executive officer and principal financial officer of the registrant, as required by Rule 30a-2(a) under the Investment Company Act of 1940, is filed herewith.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s principal executive officer and principal financial officer, as required by Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HOMESTEAD FUNDS, INC.

By:	/s/ Peter R. Morris
Peter R. Morris
President, Chief Executive Officer and Director

Date: March 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter R. Morris
Peter R. Morris
President, Chief Executive Officer and Director

Date March 7, 2014

By:	/s/ Amy M. DiMauro
Amy M. DiMauro
Treasurer

Date: March 7, 2014